UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03334

CALVERT SOCIAL INVESTMENT FUND

(Exact Name of Registrant as Specified in Charter)

2050 M Street NW, Washington, DC 20036

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
Asset Allocation Funds
Annual Report
September 30, 2023

Conservative Allocation    •    Moderate Allocation    •    Growth Allocation

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund and the other funds it manages. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2023
Calvert
Asset Allocation Funds

Calvert
Asset Allocation Funds
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride driven by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could control inflation by raising interest rates without causing a recession.
As the period opened, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its federal fund rate hikes. But soon, equities lost ground amid “higher-for-longer” rate fears.
In January 2023, U.S. equities rallied as investors anticipated that artificial intelligence, or AI, might become the next big innovation driving the information technology sector. Investors decided the U.S. economy was doing relatively well and a recession was unlikely. But in the final months of the period -- as it became clear that rates would remain higher for longer than anticipated -- longer-term bond interest rates rose and investors shifted allocations from equities to fixed-income assets.
For the period as a whole, the S& P 500® returned 21.62%, and the Nasdaq Composite Index returned 26.11%.
For fixed-income investors, the dominant event during the period was a series of Fed rate hikes that brought the federal funds rate to its highest level in 22 years. While the rate hikes led to negative performance for government bonds, corporate bond returns were strongly positive during the period, buoyed by low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, market observers seemed convinced that the Fed would be able to manage inflation by raising rates, while steering clear of a recession. During the final two months of the period, however, longer-term interest rates rose as investors concluded that rates would remain elevated for longer than expected.
Against this backdrop, U.S. Treasurys lagged fixed-income asset classes during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.81%. In contrast, the Bloomberg U.S. Corporate Bond Index returned 3.65% during the period. High yield bonds stood out, with the Bloomberg U.S. Corporate High Yield Index returning 10.28% during the period.
Fund Performance - Calvert Conservative Allocation Fund
For the 12-month period ended September 30, 2023, Calvert Conservative Allocation Fund (the Fund) returned 5.85% for Class A shares at net asset value (NAV). The Fund outperformed it primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned 0.64%; but underperformed its secondary benchmark, the Conservative Allocation Blended Benchmark (the Blended Index), which returned 7.40% during the period.
The Blended Index is an internally constructed benchmark comprising a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index, and 65% Bloomberg U.S. Aggregate Bond Index.
The Fund is a “fund of funds” and typically invests 50%-80% of its net assets in underlying Calvert funds that invest primarily in income securities, and 20%-50% of its net assets in underlying Calvert funds that invest primarily in equity securities. The Fund may invest up to 10% of its net assets in cash and short-term money market instruments.
The Fund’s allocations to equities were a leading detractor from performance relative to the Blended Index during the period. Equities with environmental, social, and governance (ESG) mandates -- which all Calvert equity funds have -- lagged non-ESG benchmarks. This was largely as a result of the outperformance of the energy sector, which Calvert funds do not generally invest in.
The Fund’s slight overweight exposure to duration during a period of rising interest rates, an underweight exposure to equities during a period of largely positive stock returns, and a slight preference for value investment style versus growth investment style in the U.S. during a period when growth stocks outperformed value stocks, also weighed on relative performance during the period.
The use of derivatives in the form of U.S. Treasury futures also detracted from Fund returns during the period.
In contrast, the Fund’s out-of-Blended Index allocations to leveraged credit, high yield securities, and bank loans -- the strongest-performing segments of the fixed-income market -- contributed to relative performance during the period.
An overweight exposure to international equities, which outperformed emerging markets and U.S. equities, further helped relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Asset Allocation Funds
September 30, 2023
Management's Discussion of Fund Performance† — continued

Fund Performance - Calvert Moderate Allocation Fund
For the 12-month period ended September 30, 2023, Calvert Moderate Allocation Fund (the Fund) returned 9.72% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 3000® Index (the Index), which returned 20.46%; and underperformed its secondary benchmark, the Moderate Allocation Blended Benchmark (the Blended Index), which returned 13.37% during the period.
The Blended Index is an internally constructed benchmark comprising a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index, and 35% Bloomberg U.S. Aggregate Bond Index.
The Fund is a “fund of funds” and typically invests 0%-50% of its net assets in underlying Calvert funds that invest primarily in income securities and 50%-80% of its net assets in underlying Calvert funds that invest primarily in equity securities. The Fund may invest up to 10% of its net assets in cash or short-term money market instruments.
The Fund’s allocations to equities were a leading detractor from performance relative to the Blended Index during the period. Equities with environmental, social and governance (ESG) mandates -- which all Calvert equity funds have -- lagged non-ESG benchmarks. This was largely as a result of the outperformance of the energy sector, which Calvert funds do not generally invest in.
The Fund’s slight overweight exposure to duration during a period of rising interest rates, an underweight exposure to equities during a period of largely positive stock returns, and a slight preference for value investment style versus growth investment style in the U.S. during a period when growth stocks outperformed value stocks, also weighed on relative performance during the period.
The use of derivatives in the form of U.S. Treasury futures also detracted from Fund returns during the period.
In contrast, the Fund’s out-of-Blended Index allocations to leveraged credit, high yield securities, and bank loans -- the strongest-performing segments of the fixed-income market -- contributed to relative performance during the period.
An overweight exposure to international equities, which outperformed emerging markets and U.S. equities, further helped relative returns during the period.
Fund Performance - Calvert Growth Allocation Fund
For the 12-month period ended September 30, 2023, Calvert Growth Allocation Fund (the Fund) returned 13.83% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 3000® Index (the Index), which returned 20.46%; and underperformed its secondary benchmark, the Growth Allocation Blended Benchmark (the Blended Index), which returned 18.46% during the period.
The Blended Index is an internally constructed benchmark comprising a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index, and 10% Bloomberg U.S. Aggregate Bond Index.
The Fund is a “fund of funds” and typically invests 0%-20% of its net assets in underlying Calvert funds that invest primarily in income securities and 80%-100% of its net assets in underlying Calvert funds that invest primarily in equity securities. The Fund may invest up to 10% of its net assets in cash and short-term money market instruments.
The Fund’s allocations to equities led detractors from performance relative to the Blended Index during the period. Equities with environmental, social, and governance (ESG) mandates -- which all Calvert equity funds have -- lagged non-ESG benchmarks. This was largely a result of the outperformance of the energy sector, which Calvert funds do not generally invest in.
The Fund’s slight overweight exposure to duration during a period of rising interest rates, an underweight exposure to equities during a period of largely positive stock returns, and a slight preference for value investment style versus growth investment style in the U.S. during a period when growth stocks outperformed value stocks, also weighed on relative performance during the period.
In contrast, the Fund’s out-of-Blended Index allocations to leveraged credit, high yield securities, and bank loans -- the strongest-performing segments of the fixed-income market -- contributed to relative performance during the period.
An overweight exposure to international equities, which outperformed emerging markets and U.S. equities, further helped relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Conservative Allocation Fund
September 30, 2023
Performance

Portfolio Manager(s) Justin H. Bourgette, CFA and Schuyler Hooper, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	04/29/2005	5.85%	2.73%	3.96%
Class A with 5.25% Maximum Sales Charge	—	—	0.29	1.62	3.40
Class C at NAV	04/29/2005	04/29/2005	5.04	1.96	3.29
Class C with 1% Maximum Deferred Sales Charge	—	—	4.04	1.96	3.29
Class I at NAV	05/20/2016	04/29/2005	6.11	3.00	4.18
Class R6 at NAV	02/01/2022	04/29/2005	6.18	3.02	4.19

Bloomberg U.S. Aggregate Bond Index	—	—	0.64%	0.10%	1.13%
Conservative Allocation Blended Benchmark	—	—	7.40	2.91	4.07

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	0.91%	1.66%	0.66%	0.61%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$13,819	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,506,465	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$7,540,902	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Conservative Allocation Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)
Top 10 Holdings (% of net assets)[1]
Calvert Bond Fund, Class R6	28.5%
Calvert Core Bond Fund, Class I	10.2
Calvert US Large-Cap Core Responsible Index Fund, Class R6	5.9
Calvert Mortgage Access Fund, Class I	5.3
Calvert US Large-Cap Value Responsible Index Fund, Class R6	4.5
U.S. Treasury Inflation-Protected Bond, 0.625%, 7/15/32	4.5
Calvert Ultra-Short Duration Income Fund, Class R6	4.1
Calvert Floating-Rate Advantage Fund, Class R6	3.9
Calvert Flexible Bond Fund, Class R6	3.1
Calvert Equity Fund, Class R6	3.0
Total	73.0%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
Moderate Allocation Fund
September 30, 2023
Performance

Portfolio Manager(s) Justin H. Bourgette, CFA and Schuyler Hooper, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	04/29/2005	9.72%	4.25%	5.75%
Class A with 5.25% Maximum Sales Charge	—	—	3.99	3.12	5.19
Class C at NAV	04/29/2005	04/29/2005	8.89	3.47	5.12
Class C with 1% Maximum Deferred Sales Charge	—	—	7.89	3.47	5.12
Class I at NAV	05/20/2016	04/29/2005	10.05	4.51	5.98
Class R6 at NAV	02/01/2022	04/29/2005	10.05	4.52	5.99

Russell 3000® Index	—	—	20.46%	9.14%	11.27%
Moderate Allocation Blended Benchmark	—	—	13.37	4.98	6.35

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	0.90%	1.65%	0.65%	0.59%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$16,480	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,788,409	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$8,945,934	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
6

Calvert
Moderate Allocation Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)
Top 10 Holdings (% of net assets)[1]
Calvert US Large-Cap Core Responsible Index Fund, Class R6	12.9%
Calvert Bond Fund, Class R6	10.2
Calvert US Large-Cap Value Responsible Index Fund, Class R6	7.2
Calvert Focused Value Fund, Class R6	5.3
Calvert Core Bond Fund, Class I	5.1
Calvert International Equity Fund, Class R6	5.0
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	4.7
Calvert Equity Fund, Class R6	4.6
Calvert Emerging Markets Advancement Fund, Class I	4.6
Calvert International Opportunities Fund, Class R6	4.4
Total	64.0%

Footnotes:
[1]	Excludes cash and cash equivalents.
7

Calvert
Growth Allocation Fund
September 30, 2023
Performance

Portfolio Manager(s) Justin H. Bourgette, CFA and Schuyler Hooper, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2005	06/30/2005	13.83%	5.57%	7.30%
Class A with 5.25% Maximum Sales Charge	—	—	7.83	4.44	6.73
Class C at NAV	06/30/2005	06/30/2005	12.96	4.78	6.57
Class C with 1% Maximum Deferred Sales Charge	—	—	11.96	4.78	6.57
Class I at NAV	05/20/2016	06/30/2005	14.13	5.83	7.53
Class R6 at NAV	02/01/2022	06/30/2005	14.15	5.84	7.53

Russell 3000® Index	—	—	20.46%	9.14%	11.27%
Growth Allocation Blended Benchmark	—	—	18.46	6.42	8.00

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.94%	1.69%	0.69%	0.65%
Net	0.93	1.68	0.68	0.64
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$18,908	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$2,066,806	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$10,340,400	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
8

Calvert
Growth Allocation Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)
Top 10 Holdings (% of net assets)[1]
Calvert US Large-Cap Core Responsible Index Fund, Class R6	17.3%
Calvert US Large-Cap Value Responsible Index Fund, Class R6	10.1
Calvert International Responsible Index Fund, Class R6	7.2
Calvert International Equity Fund, Class R6	7.1
Calvert Emerging Markets Advancement Fund, Class I	6.6
Calvert Focused Value Fund, Class R6	6.2
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	6.1
Calvert International Opportunities Fund, Class R6	5.8
Calvert Equity Fund, Class R6	5.8
Calvert Core Bond Fund, Class I	4.0
Total	76.2%

Footnotes:
[1]	Excludes cash and cash equivalents.
9

Calvert
Asset Allocation Funds
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI ACWI ex USA Investable Market Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States, with comprehensive coverage of securities in those markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Conservative Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index and 65% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly. The Moderate Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index and 35% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly. The Growth Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index and 10% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A and the performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to each Fund on December 31, 2016. Performance reflected prior to such date is that of each Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios for Calvert Growth Allocation Fund reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profiles subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the "Corporations") and Nasdaq's third party licensors on an “as is”

10

Calvert
Asset Allocation Funds
September 30, 2023
Endnotes and Additional Disclosures — continued

basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of Investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond - in percentage terms - given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
11

Calvert
Asset Allocation Funds
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Calvert Conservative Allocation Fund

	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 972.70	$2.13	0.43%
Class C	$1,000.00	$ 969.20	$5.83	1.18%
Class I	$1,000.00	$ 974.00	$0.89	0.18%
Class R6	$1,000.00	$ 974.30	$0.54	0.11%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.91	$2.18	0.43%
Class C	$1,000.00	$1,019.15	$5.97	1.18%
Class I	$1,000.00	$1,024.17	$0.91	0.18%
Class R6	$1,000.00	$1,024.52	$0.56	0.11%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated funds.
12

Calvert
Asset Allocation Funds
September 30, 2023
Fund Expenses — continued

Calvert Moderate Allocation Fund

	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 981.00	$2.04	0.41%
Class C	$1,000.00	$ 977.60	$5.75	1.16%
Class I	$1,000.00	$ 982.80	$0.80	0.16%
Class R6	$1,000.00	$ 983.10	$0.50	0.10%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,023.01	$2.08	0.41%
Class C	$1,000.00	$1,019.25	$5.87	1.16%
Class I	$1,000.00	$1,024.27	$0.81	0.16%
Class R6	$1,000.00	$1,024.57	$0.51	0.10%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated funds.
Calvert Growth Allocation Fund

	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 988.80	$2.09 **	0.42%
Class C	$1,000.00	$ 984.90	$5.82 **	1.17%
Class I	$1,000.00	$ 989.70	$0.85 **	0.17%
Class R6	$1,000.00	$ 990.10	$0.65 **	0.13%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.96	$2.13 **	0.42%
Class C	$1,000.00	$1,019.20	$5.92 **	1.17%
Class I	$1,000.00	$1,024.22	$0.86 **	0.17%
Class R6	$1,000.00	$1,024.42	$0.66 **	0.13%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated funds.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
13

Calvert
Conservative Allocation Fund
September 30, 2023
Schedule of Investments

Mutual Funds — 92.3%(1)

Security	Shares	Value
Equity Funds — 32.7%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	141,010	$ 4,235,938
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	208,723	5,468,557
Calvert US Large-Cap Core Responsible Index Fund, Class R6	388,911	14,514,146
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	150,819	7,225,740
Calvert US Large-Cap Value Responsible Index Fund, Class R6	403,786	10,930,482
Calvert US Mid-Cap Core Responsible Index Fund, Class R6	91,027	3,049,392
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	88,124	7,241,115
Calvert Focused Value Fund, Class R6	621,162	6,068,754
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	601,854	6,096,781
Calvert Emerging Markets Equity Fund, Class R6	119,834	1,835,864
Calvert International Equity Fund, Class R6	310,383	6,614,264
Calvert International Opportunities Fund, Class R6	321,668	4,873,269
Calvert Mid-Cap Fund, Class I	46,668	1,815,836
		$ 79,970,138
Income Funds — 59.6%
Calvert Management Series:
Calvert Flexible Bond Fund, Class R6	538,140	$ 7,517,814
Calvert Floating-Rate Advantage Fund, Class R6	1,057,560	9,433,439
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	5,050,952	69,602,117
The Calvert Fund:
Calvert Core Bond Fund, Class I	1,637,796	24,878,115
Calvert High Yield Bond Fund, Class R6	271,368	6,255,039
Calvert Mortgage Access Fund, Class I	1,371,151	12,929,949
Calvert Short Duration Income Fund, Class R6	331,035	5,044,979
Calvert Ultra-Short Duration Income Fund, Class R6	1,032,426	10,097,125
		$145,758,577
Total Mutual Funds (identified cost $235,222,017)		$225,728,715

U.S. Treasury Obligations — 5.6%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond:
0.625%, 7/15/32(2)	$12,483	$ 10,884,514
0.75%, 2/15/45(2)(3)	3,785	2,755,009
Total U.S. Treasury Obligations (identified cost $15,283,738)		$ 13,639,523

Short-Term Investments — 2.2%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(4)	5,377,925	$ 5,377,925
Total Short-Term Investments (identified cost $5,377,925)		$ 5,377,925
Total Investments — 100.1% (identified cost $255,883,680)		$244,746,163

Other Assets, Less Liabilities — (0.1)%	$ (187,754)
Net Assets — 100.0%	$ 244,558,409

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	76	Long	12/29/23	$8,007,313	$ (87,957)
U.S. Long Treasury Bond	84	Long	12/19/23	9,557,625	(397,230)
U.S. Ultra-Long Treasury Bond	34	Long	12/19/23	4,035,375	(221,082)
					$(706,269)
14
See Notes to Financial Statements.

Calvert
Moderate Allocation Fund
September 30, 2023
Schedule of Investments

Mutual Funds — 95.7%(1)

Security	Shares	Value
Equity Funds — 61.9%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	361,649	$ 10,863,944
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	593,529	15,550,458
Calvert US Large-Cap Core Responsible Index Fund, Class R6	1,255,660	46,861,230
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	355,138	17,014,640
Calvert US Large-Cap Value Responsible Index Fund, Class R6	971,099	26,287,657
Calvert US Mid-Cap Core Responsible Index Fund, Class R6	275,131	9,216,867
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	204,928	16,838,953
Calvert Focused Value Fund, Class R6	1,971,632	19,262,843
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	1,656,637	16,781,735
Calvert Emerging Markets Equity Fund, Class R6	586,856	8,990,637
Calvert International Equity Fund, Class R6	858,687	18,298,615
Calvert International Opportunities Fund, Class R6	1,066,806	16,162,113
Calvert Mid-Cap Fund, Class I	94,477	3,676,112
		$225,805,804
Income Funds — 33.8%
Calvert Management Series:
Calvert Flexible Bond Fund, Class R6	825,034	$ 11,525,728
Calvert Floating-Rate Advantage Fund, Class R6	1,561,320	13,926,978
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	2,692,757	37,106,184
The Calvert Fund:
Calvert Core Bond Fund, Class I	1,214,138	18,442,760
Calvert High Yield Bond Fund, Class R6	584,648	13,476,130
Calvert Mortgage Access Fund, Class I	1,191,256	11,233,543
Calvert Short Duration Income Fund, Class R6	380,768	5,802,900
Calvert Ultra-Short Duration Income Fund, Class R6	1,192,045	11,658,198
		$123,172,421
Total Mutual Funds (identified cost $338,183,325)		$348,978,225

U.S. Treasury Obligations — 3.2%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond:
0.625%, 7/15/32(2)	$8,494	$ 7,406,790
0.75%, 2/15/45(2)(3)	5,965	4,341,312
Total U.S. Treasury Obligations (identified cost $13,765,909)		$ 11,748,102

Short-Term Investments — 1.2%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(4)	4,163,915	$ 4,163,915
Total Short-Term Investments (identified cost $4,163,915)		$ 4,163,915
Total Investments — 100.1% (identified cost $356,113,149)		$364,890,242

Other Assets, Less Liabilities — (0.1)%	$ (214,482)
Net Assets — 100.0%	$ 364,675,760

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.

15
See Notes to Financial Statements.

Calvert
Moderate Allocation Fund
September 30, 2023
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	13	Long	12/29/23	$2,635,242	$ (8,240)
U.S. 5-Year Treasury Note	68	Long	12/29/23	7,164,438	(78,698)
U.S. 10-Year Treasury Note	18	Long	12/19/23	1,945,125	(36,301)
U.S. Long Treasury Bond	54	Long	12/19/23	6,144,187	(255,362)
U.S. Ultra 10-Year Treasury Note	39	Long	12/19/23	4,350,938	(138,329)
U.S. Ultra-Long Treasury Bond	26	Long	12/19/23	3,085,875	(169,063)
					$(685,993)
16
See Notes to Financial Statements.

Calvert
Growth Allocation Fund
September 30, 2023
Schedule of Investments

Mutual Funds — 95.2%(1)

Security	Shares	Value
Equity Funds — 84.8%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	400,388	$ 12,027,643
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	839,943	22,006,520
Calvert US Large-Cap Core Responsible Index Fund, Class R6	1,420,054	52,996,400
Calvert US Large-Cap Growth Responsible Index Fund, Class R6	392,546	18,806,894
Calvert US Large-Cap Value Responsible Index Fund, Class R6	1,150,852	31,153,564
Calvert US Mid-Cap Core Responsible Index Fund, Class R6	298,977	10,015,717
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	217,611	17,881,136
Calvert Focused Value Fund, Class R6	1,949,781	19,049,362
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	1,988,136	20,139,813
Calvert Emerging Markets Equity Fund, Class R6	780,925	11,963,777
Calvert International Equity Fund, Class R6	1,018,736	21,709,260
Calvert International Opportunities Fund, Class R6	1,182,699	17,917,886
Calvert Mid-Cap Fund, Class I	117,393	4,567,771
		$260,235,743
Income Funds — 10.4%
Calvert Management Series:
Calvert Floating-Rate Advantage Fund, Class R6	514,651	$ 4,590,684
The Calvert Fund:
Calvert Core Bond Fund, Class I	806,791	12,255,152
Calvert High Yield Bond Fund, Class R6	381,733	8,798,956
Calvert Ultra-Short Duration Income Fund, Class R6	655,810	6,413,818
		$ 32,058,610
Total Mutual Funds (identified cost $273,053,702)		$292,294,353

U.S. Treasury Obligations — 1.6%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond:
0.25%, 2/15/50(2)(3)	$3,686	$ 2,173,756
0.625%, 7/15/32(2)	3,224	2,811,718
Total U.S. Treasury Obligations (identified cost $6,661,459)		$ 4,985,474

Short-Term Investments — 3.2%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(4)	9,732,678	$ 9,732,678
Total Short-Term Investments (identified cost $9,732,678)		$ 9,732,678
Total Investments — 100.0% (identified cost $289,447,839)		$307,012,505

Other Assets, Less Liabilities — (0.0)%(5)	$ (26,807)
Net Assets — 100.0%	$ 306,985,698

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(5)	Amount is less than (0.05)%.

17
See Notes to Financial Statements.

Calvert
Growth Allocation Fund
September 30, 2023
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	14	Long	12/29/23	$1,475,031	$ (16,202)
U.S. 10-Year Treasury Note	33	Long	12/19/23	3,566,063	(66,551)
U.S. Long Treasury Bond	6	Long	12/19/23	682,688	(28,374)
U.S. Ultra 10-Year Treasury Note	(1)	Short	12/19/23	(111,563)	3,539
U.S. Ultra-Long Treasury Bond	(5)	Short	12/19/23	(593,438)	32,488
					$(75,100)
18
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Statements of Assets and Liabilities

	September 30, 2023
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $15,283,738, $13,765,909 and $6,661,459, respectively)	$ 13,639,523	$ 11,748,102	$ 4,985,474
Investments in securities of affiliated issuers, at value (identified cost $240,599,942, $342,347,240 and $282,786,380, respectively)	231,106,640	353,142,140	302,027,031
Receivable for variation margin on open futures contracts	48,260	49,727	8,484
Receivable for capital shares sold	40,750	101,783	137,664
Interest receivable	20,162	16,966	5,449
Dividends receivable - affiliated	648,657	584,475	192,385
Receivable from affiliate	297	695	17,446
Trustees' deferred compensation plan	123,232	180,940	97,017
Total assets	$ 245,627,521	$365,824,828	$307,470,950
Liabilities
Payable for investments purchased	$ 638,442	$ 560,787	$ 149,422
Payable for capital shares redeemed	127,674	178,313	25,424
Payable to affiliates:
Distribution and service fees	50,863	76,061	61,339
Sub-transfer agency fee	7,954	15,969	17,294
Trustees' deferred compensation plan	123,232	180,940	97,017
Accrued expenses	120,947	136,998	134,756
Total liabilities	$ 1,069,112	$ 1,149,068	$ 485,252
Net Assets	$ 244,558,409	$364,675,760	$306,985,698
Sources of Net Assets
Paid-in capital	$ 262,803,800	$ 342,001,847	$ 279,919,837
Distributable earnings (accumulated loss)	(18,245,391)	22,673,913	27,065,861
Net Assets	$ 244,558,409	$364,675,760	$306,985,698
Class A Shares
Net Assets	$ 174,111,006	$ 264,282,300	$ 226,573,492
Shares Outstanding	10,812,682	13,480,430	9,894,520
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.10	$ 19.60	$ 22.90
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 16.99	$ 20.69	$ 24.17
Class C Shares
Net Assets	$ 16,702,299	$ 23,908,754	$ 15,796,112
Shares Outstanding	1,050,844	1,301,280	837,102
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 15.89	$ 18.37	$ 18.87
Class I Shares
Net Assets	$ 53,435,201	$ 75,426,242	$ 64,084,301
Shares Outstanding	3,316,067	3,843,263	2,780,945
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.11	$ 19.63	$ 23.04
19
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Statements of Assets and Liabilities — continued

September 30, 2023
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Class R6 Shares
Net Assets	$ 309,903	$ 1,058,464	$ 531,793
Shares Outstanding	19,231	53,961	23,079
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.11	$ 19.62	$ 23.04

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
20
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Statements of Operations

	Year Ended September 30, 2023
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Investment Income
Dividend income - affiliated issuers	$ 8,706,142	$ 10,026,966	$ 5,527,223
Interest income	702,158	608,468	272,044
Total investment income	$ 9,408,300	$10,635,434	$ 5,799,267
Expenses
Distribution and service fees:
Class A	$ 461,347	$ 685,796	$ 559,354
Class C	186,648	264,691	174,217
Trustees' fees and expenses	17,785	25,582	20,773
Custodian fees	3,060	3,227	2,792
Transfer agency fees and expenses	263,616	394,505	404,869
Accounting fees	29,294	41,695	34,241
Professional fees	42,664	46,550	43,789
Registration fees	68,872	66,441	75,009
Reports to shareholders	25,042	24,065	36,273
Miscellaneous	38,311	26,527	24,551
Total expenses	$ 1,136,639	$ 1,579,079	$ 1,375,868
Reimbursement of expenses by affiliates	$ (8,085)	$ (18,206)	$ (107,247)
Net expenses	$ 1,128,554	$ 1,560,873	$ 1,268,621
Net investment income	$ 8,279,746	$ 9,074,561	$ 4,530,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities - affiliated issuers	$ 2,964,248	$ 17,165,620	$ 10,677,375
Futures contracts	(4,078,159)	(3,466,981)	(640,465)
Capital gains distributions received - affiliated issuers	681,890	1,153,625	978,123
Net realized gain (loss)	$ (432,021)	$14,852,264	$11,015,033
Change in unrealized appreciation (depreciation):
Investment securities	$ (837,025)	$ (745,847)	$ (452,039)
Investment securities - affiliated issuers	6,277,170	9,140,305	20,894,370
Futures contracts	2,020,260	1,473,561	376,010
Net change in unrealized appreciation (depreciation)	$ 7,460,405	$ 9,868,019	$20,818,341
Net realized and unrealized gain	$ 7,028,384	$24,720,283	$31,833,374
Net increase in net assets from operations	$15,308,130	$33,794,844	$36,364,020
21
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30, 2023
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 8,279,746	$ 9,074,561	$ 4,530,646
Net realized gain (loss)	(432,021)	14,852,264	11,015,033
Net change in unrealized appreciation (depreciation)	7,460,405	9,868,019	20,818,341
Net increase in net assets from operations	$ 15,308,130	$ 33,794,844	$ 36,364,020
Distributions to shareholders:
Class A	$ (5,837,731)	$ (6,619,505)	$ (5,783,317)
Class C	(451,419)	(488,603)	(441,259)
Class I	(1,990,722)	(2,012,032)	(1,782,510)
Class R6	(6,440)	(7,689)	(3,789)
Total distributions to shareholders	$ (8,286,312)	$ (9,127,829)	$ (8,010,875)
Capital share transactions:
Class A	$ (9,001,388)	$ (8,186,069)	$ 15,361,926
Class C	(2,927,576)	(4,143,027)	(2,004,674)
Class I	(8,893,978)	3,548,836	3,352,364
Class R6	216,019	1,092,688	419,823
Net increase (decrease) in net assets from capital share transactions	$ (20,606,923)	$ (7,687,572)	$ 17,129,439
Net increase (decrease) in net assets	$ (13,585,105)	$ 16,979,443	$ 45,482,584
Net Assets
At beginning of year	$ 258,143,514	$ 347,696,317	$ 261,503,114
At end of year	$244,558,409	$364,675,760	$306,985,698
22
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Statements of Changes in Net Assets — continued

	Year Ended September 30, 2022
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 4,866,885	$ 5,309,303	$ 2,478,401
Net realized gain (loss)	(3,995,300)	4,858,515	6,317,969
Net change in unrealized appreciation (depreciation)	(53,067,981)	(87,549,532)	(77,158,764)
Net decrease in net assets from operations	$ (52,196,396)	$ (77,381,714)	$ (68,362,394)
Distributions to shareholders:
Class A	$ (9,758,419)	$ (16,291,226)	$ (8,025,825)
Class C	(996,380)	(1,740,794)	(660,986)
Class I	(3,412,788)	(4,913,257)	(2,187,032)
Class R6(1)	(671)	(103)	—
Total distributions to shareholders	$ (14,168,258)	$ (22,945,380)	$ (10,873,843)
Capital share transactions:
Class A	$ 11,541,722	$ 13,877,102	$ 23,855,554
Class C	(2,872,386)	(2,285,071)	2,262,659
Class I	14,696,124	(2,915,481)	16,840,736
Class R6(1)	109,789	19,129	121,397
Net increase in net assets from capital share transactions	$ 23,475,249	$ 8,695,679	$ 43,080,346
Net decrease in net assets	$ (42,889,405)	$ (91,631,415)	$ (36,155,891)
Net Assets
At beginning of year	$ 301,032,919	$ 439,327,732	$ 297,659,005
At end of year	$258,143,514	$347,696,317	$261,503,114

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
23
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights

	Conservative Allocation Fund — Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 15.71	$ 19.63	$ 18.34	$ 17.57	$ 17.25
Income (Loss) From Operations
Net investment income(1)	$ 0.52	$ 0.29	$ 0.25	$ 0.30	$ 0.37
Net realized and unrealized gain (loss)	0.40	(3.33)	1.80	1.17	0.70
Total income (loss) from operations	$ 0.92	$ (3.04)	$ 2.05	$ 1.47	$ 1.07
Less Distributions
From net investment income	$ (0.53)	$ (0.39)	$ (0.29)	$ (0.32)	$ (0.41)
From net realized gain	—	(0.49)	(0.47)	(0.38)	(0.34)
Total distributions	$ (0.53)	$ (0.88)	$ (0.76)	$ (0.70)	$ (0.75)
Net asset value — End of year	$ 16.10	$ 15.71	$ 19.63	$ 18.34	$ 17.57
Total Return(2)	5.85%	(16.18)%	11.37%	8.66%	6.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$174,111	$178,332	$211,702	$177,060	$159,188
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.43%	0.41%	0.40%	0.41%	0.44%
Net expenses(4)	0.43% (5)	0.41% (5)	0.40%	0.41%	0.44%
Net investment income	3.15%	1.62%	1.28%	1.70%	2.18%
Portfolio Turnover	43%	20%	23%	36%	85%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
24
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights — continued

	Conservative Allocation Fund — Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 15.51	$ 19.39	$ 18.11	$ 17.36	$ 17.05
Income (Loss) From Operations
Net investment income(1)	$ 0.39	$ 0.16	$ 0.10	$ 0.17	$ 0.25
Net realized and unrealized gain (loss)	0.39	(3.30)	1.80	1.15	0.68
Total income (loss) from operations	$ 0.78	$ (3.14)	$ 1.90	$ 1.32	$ 0.93
Less Distributions
From net investment income	$ (0.40)	$ (0.25)	$ (0.15)	$ (0.19)	$ (0.28)
From net realized gain	—	(0.49)	(0.47)	(0.38)	(0.34)
Total distributions	$ (0.40)	$ (0.74)	$ (0.62)	$ (0.57)	$ (0.62)
Net asset value — End of year	$ 15.89	$ 15.51	$ 19.39	$ 18.11	$ 17.36
Total Return(2)	5.04%	(16.83)%	10.62%	7.81%	5.77%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,702	$19,096	$27,062	$29,017	$29,828
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.18%	1.16%	1.15%	1.15%	1.19%
Net expenses(4)	1.18% (5)	1.16% (5)	1.15%	1.15%	1.19%
Net investment income	2.40%	0.87%	0.54%	0.97%	1.47%
Portfolio Turnover	43%	20%	23%	36%	85%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
25
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights — continued

	Conservative Allocation Fund — Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 15.72	$ 19.65	$ 18.35	$ 17.58	$ 17.25
Income (Loss) From Operations
Net investment income(1)	$ 0.57	$ 0.34	$ 0.29	$ 0.34	$ 0.42
Net realized and unrealized gain (loss)	0.39	(3.35)	1.82	1.18	0.70
Total income (loss) from operations	$ 0.96	$ (3.01)	$ 2.11	$ 1.52	$ 1.12
Less Distributions
From net investment income	$ (0.57)	$ (0.43)	$ (0.34)	$ (0.37)	$ (0.45)
From net realized gain	—	(0.49)	(0.47)	(0.38)	(0.34)
Total distributions	$ (0.57)	$ (0.92)	$ (0.81)	$ (0.75)	$ (0.79)
Net asset value — End of year	$ 16.11	$ 15.72	$ 19.65	$ 18.35	$ 17.58
Total Return(2)	6.11%	(16.00)%	11.70%	8.93%	6.89%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$53,435	$60,616	$62,269	$39,770	$28,288
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.18%	0.16%	0.15%	0.16%	0.19%
Net expenses(4)	0.18% (5)	0.16% (5)	0.15%	0.16%	0.16%
Net investment income	3.40%	1.85%	1.51%	1.93%	2.44%
Portfolio Turnover	43%	20%	23%	36%	85%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
26
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights — continued

	Conservative Allocation Fund — Class R6
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 15.72	$ 18.86
Income (Loss) From Operations
Net investment income(2)	$ 0.57	$ 0.24
Net realized and unrealized gain (loss)	0.40	(3.16)
Total income (loss) from operations	$ 0.97	$ (2.92)
Less Distributions
From net investment income	$ (0.58)	$ (0.22)
Total distributions	$ (0.58)	$ (0.22)
Net asset value — End of period	$16.11	$ 15.72
Total Return(3)	6.18%	(15.54)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 310	$ 100
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	0.11%	0.11% (7)
Net expenses(6)	0.11% (8)	0.11% (7)(8)
Net investment income	3.44%	2.15% (7)
Portfolio Turnover	43%	20% (4)(9)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Amounts do not include the expenses of the Underlying Funds.
(7)	Annualized.
(8)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022).
(9)	For the year ended September 30, 2022.
27
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights — continued

	Moderate Allocation Fund — Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 18.31	$ 23.50	$ 20.66	$ 19.49	$ 19.77
Income (Loss) From Operations
Net investment income(1)	$ 0.48	$ 0.28	$ 0.22	$ 0.26	$ 0.31
Net realized and unrealized gain (loss)	1.29	(4.26)	3.54	1.73	0.43
Total income (loss) from operations	$ 1.77	$ (3.98)	$ 3.76	$ 1.99	$ 0.74
Less Distributions
From net investment income	$ (0.48)	$ (0.44)	$ (0.25)	$ (0.26)	$ (0.40)
From net realized gain	—	(0.77)	(0.67)	(0.56)	(0.62)
Total distributions	$ (0.48)	$ (1.21)	$ (0.92)	$ (0.82)	$ (1.02)
Net asset value — End of year	$ 19.60	$ 18.31	$ 23.50	$ 20.66	$ 19.49
Total Return(2)	9.72%	(17.91)%	18.53%	10.44%	4.44%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$264,282	$254,243	$312,287	$259,726	$247,372
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.41%	0.40%	0.39%	0.41%	0.42%
Net expenses(4)	0.41% (5)	0.40% (5)	0.39%	0.41%	0.42%
Net investment income	2.41%	1.29%	0.98%	1.32%	1.65%
Portfolio Turnover	41%	18%	26%	35%	89%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
28
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights — continued

	Moderate Allocation Fund — Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 17.19	$ 22.14	$ 19.56	$ 18.52	$ 18.84
Income (Loss) From Operations
Net investment income(1)	$ 0.32	$ 0.11	$ 0.05	$ 0.11	$ 0.19
Net realized and unrealized gain (loss)	1.20	(3.98)	3.33	1.64	0.38
Total income (loss) from operations	$ 1.52	$ (3.87)	$ 3.38	$ 1.75	$ 0.57
Less Distributions
From net investment income	$ (0.34)	$ (0.31)	$ (0.13)	$ (0.15)	$ (0.27)
From net realized gain	—	(0.77)	(0.67)	(0.56)	(0.62)
Total distributions	$ (0.34)	$ (1.08)	$ (0.80)	$ (0.71)	$ (0.89)
Net asset value — End of year	$ 18.37	$ 17.19	$ 22.14	$ 19.56	$ 18.52
Total Return(2)	8.89%	(18.50)%	17.60%	9.62%	3.68%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,909	$26,149	$36,398	$34,674	$36,679
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.16%	1.15%	1.14%	1.16%	1.17%
Net expenses(4)	1.16% (5)	1.15% (5)	1.14%	1.16%	1.17%
Net investment income	1.70%	0.54%	0.24%	0.59%	1.04%
Portfolio Turnover	41%	18%	26%	35%	89%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
29
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights — continued

	Moderate Allocation Fund — Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 18.33	$ 23.52	$ 20.68	$ 19.51	$ 19.79
Income (Loss) From Operations
Net investment income(1)	$ 0.53	$ 0.33	$ 0.28	$ 0.30	$ 0.35
Net realized and unrealized gain (loss)	1.31	(4.25)	3.54	1.74	0.44
Total income (loss) from operations	$ 1.84	$ (3.92)	$ 3.82	$ 2.04	$ 0.79
Less Distributions
From net investment income	$ (0.54)	$ (0.50)	$ (0.31)	$ (0.31)	$ (0.45)
From net realized gain	—	(0.77)	(0.67)	(0.56)	(0.62)
Total distributions	$ (0.54)	$ (1.27)	$ (0.98)	$ (0.87)	$ (1.07)
Net asset value — End of year	$ 19.63	$ 18.33	$ 23.52	$ 20.68	$ 19.51
Total Return(2)	10.05%	(17.69)%	18.80%	10.71%	4.69%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$75,426	$67,288	$90,643	$58,212	$42,444
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.16%	0.15%	0.14%	0.16%	0.17%
Net expenses(4)	0.16% (5)	0.15% (5)	0.14%	0.16%	0.14%
Net investment income	2.65%	1.54%	1.22%	1.51%	1.83%
Portfolio Turnover	41%	18%	26%	35%	89%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
30
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights — continued

	Moderate Allocation Fund — Class R6
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 18.33	$ 22.51
Income (Loss) From Operations
Net investment income(2)	$ 0.41	$ 0.16
Net realized and unrealized gain (loss)	1.43	(4.18)
Total income (loss) from operations	$ 1.84	$ (4.02)
Less Distributions
From net investment income	$ (0.55)	$ (0.16)
Total distributions	$ (0.55)	$ (0.16)
Net asset value — End of period	$19.62	$ 18.33
Total Return(3)	10.05%	(17.90)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 1,058	$ 16
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	0.10%	0.09% (7)
Net expenses(6)	0.10% (8)	0.09% (7)(8)
Net investment income	2.02%	1.17% (7)
Portfolio Turnover	41%	18% (4)(9)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Amounts do not include the expenses of the Underlying Funds.
(7)	Annualized.
(8)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022).
(9)	For the year ended September 30, 2022.
31
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights — continued

	Growth Allocation Fund — Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 20.68	$ 27.07	$ 22.15	$ 20.38	$ 21.16
Income (Loss) From Operations
Net investment income(1)	$ 0.34	$ 0.21	$ 0.11	$ 0.18	$ 0.20
Net realized and unrealized gain (loss)	2.50	(5.65)	5.63	2.35	0.15
Total income (loss) from operations	$ 2.84	$ (5.44)	$ 5.74	$ 2.53	$ 0.35
Less Distributions
From net investment income	$ (0.29)	$ (0.49)	$ (0.12)	$ (0.20)	$ (0.36)
From net realized gain	(0.33)	(0.46)	(0.70)	(0.56)	(0.77)
Total distributions	$ (0.62)	$ (0.95)	$ (0.82)	$ (0.76)	$ (1.13)
Net asset value — End of year	$ 22.90	$ 20.68	$ 27.07	$ 22.15	$ 20.38
Total Return(2)	13.83%	(20.97)%	26.32%	12.52%	2.56%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$226,573	$190,453	$224,233	$157,659	$136,474
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.46%	0.44%	0.44%	0.47%	0.52%
Net expenses(4)	0.43% (5)	0.43% (5)	0.43%	0.43%	0.43%
Net investment income	1.47%	0.84%	0.43%	0.87%	1.04%
Portfolio Turnover	37%	9%	17%	43%	92%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
32
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights — continued

	Growth Allocation Fund — Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 17.15	$ 22.61	$ 18.63	$ 17.26	$ 18.10
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.15	$ 0.02	$ (0.06)	$ 0.02	$ 0.08
Net realized and unrealized gain (loss)	2.06	(4.69)	4.72	1.98	0.08
Total income (loss) from operations	$ 2.21	$ (4.67)	$ 4.66	$ 2.00	$ 0.16
Less Distributions
From net investment income	$ (0.16)	$ (0.33)	$ —	$ (0.07)	$ (0.23)
From net realized gain	(0.33)	(0.46)	(0.68)	(0.56)	(0.77)
Total distributions	$ (0.49)	$ (0.79)	$ (0.68)	$ (0.63)	$ (1.00)
Net asset value — End of year	$ 18.87	$ 17.15	$ 22.61	$ 18.63	$ 17.26
Total Return(2)	12.96%	(21.54)%	25.38%	11.67%	1.80%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,796	$16,129	$18,612	$16,419	$15,189
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.21%	1.19%	1.19%	1.22%	1.27%
Net expenses(4)	1.18% (5)	1.18% (5)	1.18%	1.18%	1.18%
Net investment income (loss)	0.76%	0.11%	(0.28)%	0.13%	0.48%
Portfolio Turnover	37%	9%	17%	43%	92%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
33
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights — continued

	Growth Allocation Fund — Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 20.80	$ 27.23	$ 22.27	$ 20.48	$ 21.26
Income (Loss) From Operations
Net investment income(1)	$ 0.40	$ 0.25	$ 0.14	$ 0.21	$ 0.24
Net realized and unrealized gain (loss)	2.52	(5.66)	5.69	2.39	0.16
Total income (loss) from operations	$ 2.92	$ (5.41)	$ 5.83	$ 2.60	$ 0.40
Less Distributions
From net investment income	$ (0.35)	$ (0.56)	$ (0.17)	$ (0.25)	$ (0.41)
From net realized gain	(0.33)	(0.46)	(0.70)	(0.56)	(0.77)
Total distributions	$ (0.68)	$ (1.02)	$ (0.87)	$ (0.81)	$ (1.18)
Net asset value — End of year	$ 23.04	$ 20.80	$ 27.23	$ 22.27	$ 20.48
Total Return(2)	14.13%	(20.81)%	26.63%	12.81%	2.84%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$64,084	$54,815	$54,814	$17,706	$11,864
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.21%	0.19%	0.19%	0.22%	0.27%
Net expenses(4)	0.18% (5)	0.18% (5)	0.18%	0.18%	0.15%
Net investment income	1.73%	1.01%	0.52%	1.03%	1.23%
Portfolio Turnover	37%	9%	17%	43%	92%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
34
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Financial Highlights — continued

	Growth Allocation Fund — Class R6
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 20.81	$ 26.49
Income (Loss) From Operations
Net investment income(2)	$ 0.26	$ 0.05
Net realized and unrealized gain (loss)	2.66	(5.73)
Total income (loss) from operations	$ 2.92	$ (5.68)
Less Distributions
From net investment income	$ (0.36)	$ —
From net realized gain	(0.33)	—
Total distributions	$ (0.69)	$ —
Net asset value — End of period	$23.04	$ 20.81
Total Return(3)	14.15%	(21.44)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 532	$ 107
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	0.17%	0.15% (7)
Net expenses(6)	0.14% (8)	0.14% (7)(8)
Net investment income	1.12%	0.33% (7)
Portfolio Turnover	37%	9% (4)(9)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Amounts do not include the expenses of the Underlying Funds.
(7)	Annualized.
(8)	Includes a reimbursement of expenses by the investment adviser due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022, respectively).
(9)	For the year ended September 30, 2022.
35
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Conservative Allocation Fund (Conservative), Calvert Moderate Allocation Fund (Moderate) and Calvert Growth Allocation Fund (Growth) (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Conservative is to seek current income and capital appreciation, consistent with the preservation of capital. The investment objective of Moderate is to seek long-term capital appreciation and growth of income, with current income a secondary objective. The investment objective of Growth is to seek long-term capital appreciation. Each Fund is a "fund-of-funds" that invests primarily in a combination of other Calvert equity and income funds (the Underlying Funds). The financial statements of the Underlying Funds are included in their shareholder reports, which are available free of charge at www.calvert.com.
Each Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board's valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in the Underlying Funds and in money market funds are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and policies of the Underlying Funds are included in their financial statements, which are available upon request.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated a Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant
36

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds' holdings as of September 30, 2023, based on the inputs used to value them:
Conservative
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 225,728,715	$ —	$ —	$ 225,728,715
U.S. Treasury Obligations	—	13,639,523	—	13,639,523
Short-Term Investments	5,377,925	—	—	5,377,925
Total Investments	$231,106,640	$13,639,523	$ —	$244,746,163
Liability Description
Futures Contracts	$ (706,269)	$ —	$ —	$ (706,269)
Total	$ (706,269)	$ —	$ —	$ (706,269)
Moderate
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 348,978,225	$ —	$ —	$ 348,978,225
U.S. Treasury Obligations	—	11,748,102	—	11,748,102
Short-Term Investments	4,163,915	—	—	4,163,915
Total Investments	$353,142,140	$11,748,102	$ —	$364,890,242
Liability Description
Futures Contracts	$ (685,993)	$ —	$ —	$ (685,993)
Total	$ (685,993)	$ —	$ —	$ (685,993)
Growth
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 292,294,353	$ —	$ —	$ 292,294,353
U.S. Treasury Obligations	—	4,985,474	—	4,985,474
Short-Term Investments	9,732,678	—	—	9,732,678
Total Investments	$302,027,031	$4,985,474	$ —	$307,012,505
Futures Contracts	$ 36,027	$ —	$ —	$ 36,027
Total	$302,063,058	$4,985,474	$ —	$307,048,532
37

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

Growth — continued
Liability Description	Level 1	Level 2	Level 3	Total
Futures Contracts	$ (111,127)	$ —	$ —	$ (111,127)
Total	$ (111,127)	$ —	$ —	$ (111,127)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statements of Operations, are not allocated to Class R6 shares.
D  Futures Contracts— The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Funds on ex-dividend date. Distributions from net investment income are declared and paid quarterly for Conservative and Moderate and annually for Growth. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. Each Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
38

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

2  Related Party Transactions
Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, provides investment advisory services to the Funds. CRM does not receive compensation from the Funds for performing investment advisory services. CRM does, however, receive a fee for investment advisory services provided to the Underlying Funds.
The Funds may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. Each Fund’s expenses are reduced by an amount equal to its pro rata share of the advisory and administration fees incurred by each Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, expenses reimbursed by CRM for Conservative, Moderate and Growth were $8,085, $18,206 and $23,134, respectively, relating to each Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses, borrowing costs, taxes or litigation expenses) for Conservative, Moderate and Growth exceed 0.44%, 0.44% and 0.43%, respectively, for Class A; 1.19%, 1.19% and 1.18%, respectively, for Class C; 0.19%, 0.19% and 0.18%, respectively, for Class I; and 0.15%, 0.15% and 0.14%, respectively, for Class R6 of such class's average daily net assets. For Conservative and Moderate, the expense reimbursement agreements with CRM expired effective March 1, 2023. For Growth, the expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $84,113 for Growth and no expenses were waived or reimbursed for Conservative and Moderate. CRM serves as the administrator of the Funds, but receives no compensation.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds' principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Each Fund also has in effect a distribution plan for  Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Conservative, Moderate and Growth paid or accrued for the year ended September 30, 2023 amounted to $461,347, $685,796 and $559,354, respectively, for Class A shares and $186,648, $264,691 and $174,217, respectively, for Class C shares.
The Funds were informed that EVD received $10,523, $38,601 and $83,026 for Conservative, Moderate and Growth, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2023.
For the year ended September 30, 2023, the Funds were also informed that EVD received the following amounts of contingent deferred sales charges paid by Class A and Class C shareholders:
	Conservative	Moderate	Growth
Class A	$ 498	$1,897	$ 844
Class C	1,711	1,292	3,037
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $33,666, $68,214 and $73,403 for Conservative, Moderate and Growth, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds' assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM.
39

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:
	Conservative	Moderate	Growth
Purchases
U.S. Government and Agency Securities	$ 11,041,529	$ 7,513,637	$ 2,852,279
Non-U.S. Government and Agency Securities	99,196,668	140,757,354	130,460,475
Total Purchases	$110,238,197	$148,270,991	$133,312,754
Sales
Non-U.S. Government and Agency Securities	$ 128,463,851	$ 147,889,289	$ 108,143,537
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Conservative		Moderate		Growth
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2023	2022	2023	2022	2023	2022
Ordinary income	$8,286,312	$6,838,990	$9,127,829	$ 9,236,739	$3,777,345	$6,878,144
Long-term capital gains	$ —	$7,329,268	$ —	$13,708,641	$4,233,530	$3,995,699
During the year ended September 30, 2023, the following amounts were reclassified due to the Funds' use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
	Conservative	Moderate	Growth
Change in:
Paid-in capital	$ 80,042	$ 808,078	$ 460,426
Distributable earnings (accumulated loss)	$(80,042)	$(808,078)	$(460,426)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
	Conservative	Moderate	Growth
Undistributed ordinary income	$ —	$ —	$ 706,728
Undistributed long-term capital gains	—	15,261,774	9,651,977
Deferred capital losses	(6,432,012)	—	—
Net unrealized appreciation (depreciation)	(11,813,379)	7,412,139	16,707,156
Distributable earnings (accumulated loss)	$(18,245,391)	$22,673,913	$27,065,861
40

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

At September 30, 2023, Conservative, for federal income tax purposes, had deferred capital losses of $6,432,012 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $6,432,012 are short-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2023, as determined on a federal income tax basis, were as follows:
	Conservative	Moderate	Growth
Aggregate cost	$256,559,541	$357,478,103	$290,305,349
Gross unrealized appreciation	$ 7,078,095	$ 24,008,439	$ 25,440,481
Gross unrealized depreciation	(18,891,473)	(16,596,300)	(8,733,325)
Net unrealized appreciation (depreciation)	$ (11,813,378)	$ 7,412,139	$ 16,707,156
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2023 is included in each Fund's Schedule of Investments. During the year ended September 30, 2023, each Fund used futures contracts to facilitate the periodic rebalancing of its portfolio to maintain its target asset allocation and to make tactical asset allocations.
At September 30, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Conservative
Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Accumulated loss	$ —	$(706,269) (1)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Moderate
Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$ —	$(685,993) (1)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Growth
Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$36,027 (1)	$(111,127) (1)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
41

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2023 was as follows:
Statements of Operations Caption	Conservative	Moderate	Growth
Net realized gain (loss):
Futures contracts	$ (4,078,159)	$ (3,466,981)	$ (640,465)
Total	$(4,078,159)	$(3,466,981)	$(640,465)
Change in unrealized appreciation (depreciation):
Futures contracts	$ 2,020,260	$ 1,473,561	$ 376,010
Total	$ 2,020,260	$ 1,473,561	$ 376,010
The average notional cost of futures contracts outstanding during the year ended September 30, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
	Conservative	Moderate	Growth
Futures contracts — long	$31,127,000	$32,643,000	$6,707,000
Futures contracts — short	$ —	$ —	$ 787,000
6  Line of Credit
The Funds participate with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time.
Moderate and Growth had no borrowings pursuant to their line of credit during the year ended September 30, 2023. Conservative had no borrowings outstanding pursuant to its line of credit at September 30, 2023. Conservative did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Funds renewed their line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
7  Affiliated Investments
At September 30, 2023, the value of each Fund’s investment in affiliated funds, including funds that may be deemed to be affiliated, was $231,106,640, $353,142,140 and $302,027,031 for Conservative, Moderate and Growth, respectively, which represents 94.5%, 96.8% and 98.4% of net assets for Conservative, Moderate and Growth, respectively. Transactions in such investments by the Funds for the year ended September 30, 2023 were as follows:
Conservative
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
Bond Fund, Class R6	$104,381,601	$ 3,635,462	$(37,870,606)	$ (3,597,216)	$ 3,052,876	$ 69,602,117	$ 3,644,953	$ —	5,050,952
Core Bond Fund, Class I	—	26,862,130	(604,267)	(34,597)	(1,345,151)	24,878,115	474,408	—	1,637,796
42

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

Conservative — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
Emerging Markets Advancement Fund, Class I	$ 6,444,207	$ 343,610	$ (894,747)	$ (219,908)	$ 423,619	$ 6,096,781	$ 343,610	$ —	601,854
Emerging Markets Equity Fund, Class R6	2,466,443	179,862	(1,062,494)	3,900	248,153	1,835,864	25,519	—	119,834
Equity Fund, Class R6	9,259,927	299,754	(3,470,532)	(157,624)	1,309,590	7,241,115	27,184	272,569	88,124
Flexible Bond Fund, Class R6	13,728,033	941,049	(7,075,463)	(408,805)	333,000	7,517,814	634,371	227,211	538,140
Floating-Rate Advantage Fund, Class R6	12,234,268	974,783	(4,224,788)	(510,820)	959,996	9,433,439	977,123	—	1,057,560
Focused Value Fund, Class R6	—	6,486,046	(288,997)	(2,285)	(126,010)	6,068,754	8,766	—	621,162
High Yield Bond Fund, Class R6	9,291,802	401,044	(3,758,388)	(332,231)	652,812	6,255,039	402,190	—	271,368
International Equity Fund, Class R6	7,998,519	231,502	(3,081,209)	(267,748)	1,733,200	6,614,264	106,419	125,083	310,383
International Opportunities Fund, Class R6	4,883,732	70,032	(831,499)	1,240	749,764	4,873,269	44,308	—	321,668
International Responsible Index Fund, Class R6	4,255,356	852,494	(604,267)	23,437	941,537	5,468,557	97,766	—	208,723
Liquidity Fund(1)	10,018,977	42,797,784	(47,438,836)	—	—	5,377,925	231,578	—	5,377,925
Mid-Cap Fund, Class I	1,907,664	4,402	(286,936)	(69,907)	260,613	1,815,836	4,402	—	46,668
Mortgage Access Fund, Class I	—	13,315,500	—	—	(385,551)	12,929,949	179,220	—	1,371,151
Short Duration Income Fund, Class R6	8,413,323	429,515	(3,900,334)	(306,933)	409,408	5,044,979	295,373	—	331,035
Small-Cap Fund, Class R6	4,412,330	70,313	(621,760)	(64,507)	439,562	4,235,938	13,286	57,027	141,010
Ultra-Short Duration Income Fund, Class R6	16,798,908	599,581	(7,441,644)	(141,929)	282,209	10,097,125	600,925	—	1,032,426
US Large-Cap Core Responsible Index Fund, Class R6	4,264,574	10,724,140	(1,048,705)	33,330	540,807	14,514,146	56,150	—	388,911
US Large-Cap Growth Responsible Index Fund, Class I	8,486,260	—	(8,545,697)	2,703,188	(2,643,751)	—	—	—	—
43

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

Conservative — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
US Large-Cap Growth Responsible Index Fund, Class R6	$ —	$ 8,820,132	$ (3,730,692)	$ 765,355	$ 1,370,945	$ 7,225,740	$ 58,798	$ —	150,819
US Large-Cap Value Responsible Index Fund, Class I	22,820,997	—	(25,117,116)	5,139,671	(2,843,552)	—	—	—	—
US Large-Cap Value Responsible Index Fund, Class R6	—	20,150,095	(9,114,832)	80,960	(185,741)	10,930,482	434,979	—	403,786
US Mid-Cap Core Responsible Index Fund, Class I	3,706,538	—	(3,914,750)	248,649	(40,437)	—	—	—	—
US Mid-Cap Core Responsible Index Fund, Class R6	—	3,805,220	(974,128)	79,028	139,272	3,049,392	44,814	—	91,027
Total				$ 2,964,248	$ 6,277,170	$231,106,640	$ 8,706,142	$ 681,890

(1)	Represents investment in Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class.
Moderate
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
Bond Fund, Class R6	$ 55,025,979	$ 1,879,101	$(19,702,801)	$ (1,397,949)	$ 1,301,854	$ 37,106,184	$ 1,884,106	$ —	2,692,757
Core Bond Fund, Class I	—	19,531,218	—	—	(1,088,458)	18,442,760	404,633	—	1,214,138
Emerging Markets Advancement Fund, Class I	15,642,155	854,205	(190,124)	(37,844)	513,343	16,781,735	854,205	—	1,656,637
Emerging Markets Equity Fund, Class R6	9,305,008	452,158	(1,520,817)	(234,461)	988,749	8,990,637	93,931	—	586,856
Equity Fund, Class R6	15,270,900	839,188	(1,102,614)	(48,379)	1,879,858	16,838,953	46,865	469,918	204,928
Flexible Bond Fund, Class R6	15,074,282	1,524,273	(4,961,684)	(225,949)	114,806	11,525,728	744,754	248,861	825,034
44

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

Moderate — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
Floating-Rate Advantage Fund, Class R6	$ 14,925,433	$ 1,214,587	$ (2,752,021)	$ (345,108)	$ 884,087	$ 13,926,978	$ 1,217,430	$ —	1,561,320
Focused Value Fund, Class R6	—	19,778,532	—	—	(515,689)	19,262,843	20,346	—	1,971,632
High Yield Bond Fund, Class R6	14,588,072	754,385	(2,313,032)	(215,055)	661,760	13,476,130	756,174	—	584,648
International Equity Fund, Class R6	18,574,803	654,651	(4,220,126)	294,866	2,994,421	18,298,615	251,534	295,648	858,687
International Opportunities Fund, Class R6	15,220,862	620,440	(1,976,678)	10,955	2,286,534	16,162,113	139,205	—	1,066,806
International Responsible Index Fund, Class R6	13,404,451	527,472	(1,406,925)	(113,604)	3,139,064	15,550,458	312,535	—	593,529
Liquidity Fund(1)	14,090,670	43,201,885	(53,128,640)	—	—	4,163,915	535,507	—	4,163,915
Mid-Cap Fund, Class I	3,398,641	82,335	(152,052)	(22,555)	369,743	3,676,112	8,470	—	94,477
Mortgage Access Fund, Class I	—	11,568,510	—	—	(334,967)	11,233,543	155,706	—	1,191,256
Short Duration Income Fund, Class R6	9,449,445	753,893	(4,527,370)	(327,421)	454,353	5,802,900	336,458	—	380,768
Small-Cap Fund, Class R6	10,139,265	361,841	(474,457)	(36,146)	873,441	10,863,944	32,431	139,198	361,649
Ultra-Short Duration Income Fund, Class R6	23,073,077	785,996	(12,394,215)	(226,597)	419,937	11,658,198	787,848	—	1,192,045
US Large-Cap Core Responsible Index Fund, Class R6	28,412,404	13,436,097	(190,065)	2,342	5,200,452	46,861,230	391,632	—	1,255,660
US Large-Cap Growth Responsible Index Fund, Class I	14,971,082	895,569	(15,956,090)	7,232,038	(7,142,599)	—	—	—	—
US Large-Cap Growth Responsible Index Fund, Class R6	—	16,065,875	(2,853,103)	573,668	3,228,200	17,014,640	109,785	—	355,138
US Large-Cap Value Responsible Index Fund, Class I	44,015,878	—	(48,501,687)	11,534,150	(7,048,341)	—	—	—	—
45

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

Moderate — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
US Large-Cap Value Responsible Index Fund, Class R6	$ —	$38,331,555	$(11,715,337)	$ 118,145	$ (446,706)	$ 26,287,657	$ 827,460	$ —	971,099
US Mid-Cap Core Responsible Index Fund, Class I	9,312,497	—	(9,836,990)	538,979	(14,486)	—	—	—	—
US Mid-Cap Core Responsible Index Fund, Class R6	—	9,845,473	(1,141,100)	91,545	420,949	9,216,867	115,951	—	275,131
Total				$17,165,620	$ 9,140,305	$353,142,140	$10,026,966	$1,153,625

(1)	Represents investment in Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class.
Growth
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
Core Bond Fund, Class I	$ —	$12,871,960	$ —	$ —	$ (616,808)	$ 12,255,152	$ 192,461	$ —	806,791
Emerging Markets Advancement Fund, Class I	16,991,994	2,669,462	—	—	478,357	20,139,813	951,278	—	1,988,136
Emerging Markets Equity Fund, Class R6	12,789,649	940,440	(2,833,319)	(801,896)	1,868,903	11,963,777	132,054	—	780,925
Equity Fund, Class R6	14,695,851	1,585,559	(182,618)	(17,267)	1,799,611	17,881,136	46,210	463,349	217,611
Floating-Rate Advantage Fund, Class R6	4,244,335	379,479	(195,128)	(23,276)	185,274	4,590,684	380,282	—	514,651
Focused Value Fund, Class R6	—	19,528,774	—	—	(479,412)	19,049,362	22,165	—	1,949,781
High Yield Bond Fund, Class R6	9,602,819	507,363	(1,609,988)	(125,834)	424,596	8,798,956	508,541	—	381,733
International Equity Fund, Class R6	22,270,204	1,368,305	(6,027,614)	(645,119)	4,743,484	21,709,260	308,645	362,775	1,018,736
International Opportunities Fund, Class R6	18,471,177	897,585	(4,423,741)	(1,024,514)	3,997,379	17,917,886	172,826	—	1,182,699
46

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

Growth — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gains distributions received	Shares, end of period
International Responsible Index Fund, Class R6	$ 17,038,891	$ 1,163,230	$ (60,873)	$ (7,366)	$ 3,872,638	$ 22,006,520	$ 406,876	$ —	839,943
Liquidity Fund(1)	20,645,053	20,895,937	(31,808,312)	—	—	9,732,678	668,806	—	9,732,678
Mid-Cap Fund, Class I	5,072,974	236,041	(1,326,903)	(226,149)	811,807	4,567,771	13,038	—	117,393
Small-Cap Fund, Class R6	10,878,529	522,213	(265,749)	(35,048)	927,698	12,027,643	35,414	151,999	400,388
Ultra-Short Duration Income Fund, Class R6	—	6,400,867	—	—	12,951	6,413,818	82,267	—	655,810
US Large-Cap Core Responsible Index Fund, Class R6	35,255,100	10,826,675	—	—	6,914,625	52,996,400	497,951	—	1,420,054
US Large-Cap Growth Responsible Index Fund, Class I	15,020,196	1,310,143	(16,412,984)	5,126,915	(5,044,270)	—	—	—	—
US Large-Cap Growth Responsible Index Fund, Class R6	—	17,073,768	(2,274,690)	439,570	3,568,246	18,806,894	112,929	—	392,546
US Large-Cap Value Responsible Index Fund, Class I	44,611,521	—	(49,152,631)	7,682,378	(3,141,268)	—	—	—	—
US Large-Cap Value Responsible Index Fund, Class R6	—	39,325,267	(7,698,263)	55,952	(529,392)	31,153,564	848,912	—	1,150,852
US Mid-Cap Core Responsible Index Fund, Class I	11,462,431	195,128	(12,298,594)	(1,481)	642,516	—	—	—	—
US Mid-Cap Core Responsible Index Fund, Class R6	—	12,658,216	(3,380,442)	280,510	457,435	10,015,717	146,568	—	298,977
Total				$10,677,375	$20,894,370	$302,027,031	$ 5,527,223	$ 978,123

(1)	Represents investment in Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class.
47

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

8  Capital Shares
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
Conservative
	Year Ended September 30, 2023		Year Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,151,240	$ 19,097,240	1,905,496	$ 35,207,707
Reinvestment of distributions	345,065	5,640,826	502,853	9,398,557
Shares redeemed	(2,035,736)	(33,739,454)	(1,839,716)	(33,064,542)
Net increase (decrease)	(539,431)	$ (9,001,388)	568,633	$ 11,541,722
Class C
Shares sold	113,146	$ 1,857,003	174,611	$ 3,209,237
Reinvestment of distributions	27,321	440,383	51,728	968,803
Shares redeemed	(320,865)	(5,224,962)	(391,014)	(7,050,426)
Net decrease	(180,398)	$ (2,927,576)	(164,675)	$ (2,872,386)
Class I
Shares sold	514,651	$ 8,598,070	2,362,038	$ 44,148,317
Reinvestment of distributions	121,422	1,987,015	183,400	3,411,767
Shares redeemed	(1,175,912)	(19,479,063)	(1,858,955)	(32,863,960)
Net increase (decrease)	(539,839)	$ (8,893,978)	686,483	$ 14,696,124
Class R6
Shares sold	13,727	$ 230,508	6,322	$ 109,118
Reinvestment of distributions	395	6,440	42	671
Shares redeemed	(1,255)	(20,929)	—	—
Net increase	12,867	$ 216,019	6,364	$ 109,789

(1)	For Class R6, for the period from the commencement of operations, February 1, 2022, to September 30, 2022.
Moderate
	Year Ended September 30, 2023		Year Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,164,851	$ 23,273,551	1,710,375	$ 37,252,235
Reinvestment of distributions	326,792	6,391,790	685,754	15,681,343
Shares redeemed	(1,896,265)	(37,851,410)	(1,802,191)	(39,056,476)
Net increase (decrease)	(404,622)	$ (8,186,069)	593,938	$ 13,877,102
48

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

Moderate — continued
	Year Ended September 30, 2023		Year Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class C
Shares sold	129,400	$ 2,423,194	196,966	$ 3,989,402
Reinvestment of distributions	26,615	485,740	79,489	1,732,381
Shares redeemed	(376,192)	(7,051,961)	(399,061)	(8,006,854)
Net decrease	(220,177)	$ (4,143,027)	(122,606)	$ (2,285,071)
Class I
Shares sold	1,136,505	$ 22,787,881	839,980	$ 18,611,883
Reinvestment of distributions	101,040	1,980,547	211,542	4,831,140
Shares redeemed	(1,065,171)	(21,219,592)	(1,234,313)	(26,358,504)
Net increase (decrease)	172,374	$ 3,548,836	(182,791)	$ (2,915,481)
Class R6
Shares sold	60,274	$ 1,239,649	890	$ 19,026
Reinvestment of distributions	390	7,689	5	103
Shares redeemed	(7,598)	(154,650)	—	—
Net increase	53,066	$ 1,092,688	895	$ 19,129

(1)	For Class R6, for the period from the commencement of operations, February 1, 2022, to September 30, 2022.
Growth
	Year Ended September 30, 2023		Year Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,371,824	$ 31,612,276	1,623,606	$ 40,881,425
Reinvestment of distributions	256,573	5,672,819	283,744	7,856,858
Shares redeemed	(944,599)	(21,923,169)	(978,581)	(24,882,729)
Net increase	683,798	$ 15,361,926	928,769	$ 23,855,554
Class C
Shares sold	176,354	$ 3,353,256	290,201	$ 5,741,467
Reinvestment of distributions	23,956	438,866	28,519	658,527
Shares redeemed	(303,926)	(5,796,796)	(201,007)	(4,137,335)
Net increase (decrease)	(103,616)	$ (2,004,674)	117,713	$ 2,262,659
Class I
Shares sold	599,846	$ 13,931,815	1,301,369	$ 33,241,074
Reinvestment of distributions	80,229	1,781,885	78,583	2,185,402
Shares redeemed	(533,877)	(12,361,336)	(758,139)	(18,585,740)
Net increase	146,198	$ 3,352,364	621,813	$ 16,840,736
49

Calvert
Asset Allocation Funds
September 30, 2023
Notes to Financial Statements — continued

Growth — continued
	Year Ended September 30, 2023		Year Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class R6
Shares sold	19,908	$ 466,210	5,128	$ 121,397
Reinvestment of distributions	171	3,789	—	—
Shares redeemed	(2,128)	(50,176)	—	—
Net increase	17,951	$ 419,823	5,128	$ 121,397

(1)	For Class R6, for the period from the commencement of operations, February 1, 2022, to September 30, 2022.
50

Calvert
Asset Allocation Funds
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Social Investment Fund and Shareholders of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Growth Allocation Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Growth Allocation Fund (the "Funds") (three of the funds constituting Calvert Social Investment Fund), including the schedules of investments, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and transfer agents; when replies were not received from brokers and transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
51

Calvert
Asset Allocation Funds
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:
Conservative Allocation Fund	$ 1,454,170
Moderate Allocation Fund	$ 3,386,691
Growth Allocation Fund	$ 3,834,720
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. For the Funds' fiscal 2023 ordinary income dividends, the following qualifies for the corporate dividends received deduction:
Conservative Allocation Fund	11.75%
Moderate Allocation Fund	23.63%
Growth Allocation Fund	51.98%
163(j) Interest Dividends. For the fiscal year ended September 30, 2023, the Funds designate the following distributions from net investment income as a 163(j) interest dividend:
Conservative Allocation Fund	1.91%
Moderate Allocation Fund	1.52%
Growth Allocation Fund	1.03%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2023, the following amounts or, if subsequently determined to be different, the net capital gain of such year:
Conservative Allocation Fund	$ —
Moderate Allocation Fund	$ 16,005,491
Growth Allocation Fund	$ 10,081,237
52

Calvert
Conservative Allocation Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
53

Calvert
Conservative Allocation Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Conservative Allocation Fund (the “Fund”) is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its blended benchmark. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-year period ended December 31, 2022, while it had performed at the median of its peer universe for the three-year period ended December 31, 2022 and had outperformed the median of its peer
54

Calvert
Conservative Allocation Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

universe for the five-year period ended December 31, 2022. The performance data also indicated that the Fund had outperformed its blended benchmark for the one-, three- and five-year periods ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its blended benchmark.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s total expenses were below the median of the Fund’s expense group. The Board took into consideration that the Fund does not pay an advisory fee to CRM for advisory services but that CRM does receive advisory fees from the underlying funds in which the Fund invests. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board concluded that the compensation structure was reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board noted that the Fund did not pay an advisory fee to the Adviser. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. The Board noted, however, that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

55

Calvert
Moderate Allocation Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
56

Calvert
Moderate Allocation Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Moderate Allocation Fund (the “Fund”) is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its blended benchmark. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had underperformed the median of its peer universe for the one- and three-year periods ended December 31, 2022, while it had outperformed the median of its peer universe for the five-year period ended December 31, 2022. The performance data also indicated that the Fund had outperformed its blended benchmark for the one-, three- and five-year periods ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its blended benchmark.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s total expenses (net of waivers and/or reimbursements) were below the median of the Fund’s expense group. The Board took into consideration that the Fund does not pay an advisory fee to CRM for advisory services but that CRM does
57

Calvert
Moderate Allocation Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

receive advisory fees from the underlying funds in which the Fund invests. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the compensation structure was reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board noted that the Fund did not pay an advisory fee to the Adviser. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. The Board noted, however, that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
58

Calvert
Growth Allocation Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
59

Calvert
Growth Allocation Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Growth Allocation Fund (the “Fund”) is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its blended benchmark. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had outperformed the median of its peer universe for the one-, three- and five-year periods ended December 31, 2022. The performance data also indicated that the Fund had underperformed its blended benchmark for the one- and three-year periods ended December 31, 2022, while it had outperformed its blended benchmark for the five-year period ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its blended benchmark.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense universe. Among other findings, the data indicated that the Fund’s total expenses (net of waivers and/or reimbursements) were below the median of the Fund’s expense universe. The Board took into consideration that the Fund does not pay an advisory fee to CRM for advisory services but that CRM does
60

Calvert
Growth Allocation Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

receive advisory fees from the underlying funds in which the Fund invests. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the compensation structure was reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board noted that the Fund did not pay an advisory fee to the Adviser. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. The Board noted, however, that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

61

Calvert
Asset Allocation Funds
September 30, 2023
Liquidity Risk Management Program

Each Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. Each Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews each Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of each Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of each Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, each Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
62

Calvert
Asset Allocation Funds
September 30, 2023
Management and Organization

Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Funds' current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Funds to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 1990	Attorney. Other Directorships. Palm Management Corporation.
63

Calvert
Asset Allocation Funds
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Funds because of his positions with the Funds’ adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
64

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

65

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
66

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
67

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24205     9.30.23

Calvert
Social Investment Fund
Annual Report
September 30, 2023

Calvert Balanced Fund    •    Calvert Bond Fund    •    Calvert Equity Fund

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund and the other funds it manages. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
Social Investment Fund

Calvert
Social Investment Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride driven by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could control inflation by raising interest rates without causing a recession.
As the period opened, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its federal fund rate hikes. But soon, equities lost ground amid “higher-for-longer” rate fears.
In January 2023, U.S. equities rallied as investors anticipated that artificial intelligence, or AI, might become the next big innovation driving the information technology sector. Investors decided the U.S. economy was doing relatively well and a recession was unlikely. But in the final months of the period -- as it became clear that rates would remain higher for longer than anticipated -- longer-term bond interest rates rose and investors shifted allocations from equities to fixed-income assets.
For the period as a whole, the S& P 500® Index returned 21.62%, and the Nasdaq Composite Index returned 26.11%.
For fixed-income investors, the dominant event during the period was a series of Fed rate hikes that brought the federal funds rate to its highest level in 22 years. While the rate hikes led to negative performance for government bonds, corporate bond returns were strongly positive during the period, buoyed by low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, market observers seemed convinced that the Fed would be able to manage inflation by raising rates, while steering clear of a recession. During the final two months of the period, however, longer-term interest rates rose as investors concluded that rates would remain elevated for longer than expected.
Against this backdrop, U.S. Treasurys lagged fixed-income asset classes during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.81%. In contrast, the Bloomberg U.S. Corporate Bond Index returned 3.65% during the period. High yield bonds stood out, with the Bloomberg U.S. Corporate High Yield Index returning 10.28% during the period.

Fund Performance - Calvert Balanced Fund
For the 12-month period ended September 30, 2023, Calvert Balanced Fund (the Fund) returned 11.11% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 1000® Index (the Index), which returned 21.19%; and underperforming its secondary benchmark, the Balanced Blended Benchmark (the Blended Index), which returned 12.78%.
The Blended Index is composed of a mix of 60% the Index and 40% Bloomberg U.S. Aggregate Bond Index.
The Fund normally invests 50%-75% of net assets in equity securities, and 25%-50% of net assets in fixed-income securities. The equity portion is largely large-cap U.S. stocks. The fixed-income portion is primarily a variety of investment-grade debt securities.
The equity portion of the Fund underperformed the Index during the period. Within the equity portion of the Fund, both security selections and sector allocations detracted from returns relative to the Index during the period.
Selections in the information technology (IT), communication services, industrials, utilities, financials, and materials sectors detracted from returns relative to the Index during the period. Underweight exposures to the energy and financials sectors, as well as overweight exposures to the utilities, consumer staples, and health care sectors weighed on relative returns.
On an individual stock basis, the Fund’s underweight exposure to NVIDIA Corp. (NVIDIA), a manufacturer of semiconductor chips, was the leading detractor during the period. NVIDIA’s share price rose as fascination with artificial intelligence, or AI, grew during the period.
The Fund’s lack of exposure to Meta Platforms, Inc. (Meta) also detracted from relative returns. The share price of Meta -- whose social media platform includes Facebook, Instagram, Messenger, and WhatsApp -- rose as investors responded positively to the company’s focus on efficiency and cost reduction during the period.
NextEra Energy, Inc. is an electric utility focused on renewable and green energy production. Its share price fell in September after NextEra Energy Partners, a wholly-owned subsidiary, cut its dividend growth outlook amid concerns that high interest rates were making it more difficult to finance projects.
On the up side, security selections in the health care, consumer discretionary, real estate, energy, and consumer staples sectors contributed to performance relative to the Index during the period. Underweight exposures to the consumer discretionary and real estate sectors, as well as overweight exposures to the IT and communication services sectors also contributed to relative returns.
On an individual stock basis, Eli Lilly & Co. (Eli Lilly), a global pharmaceutical company specializing in diabetes, oncology, and immunology therapies, was a leading contributor during the period. Eli Lilly’s share price began climbing in March 2023 and spiked in August after the company reported strong second-quarter earnings, driven in part by sales of its diabetes drug, Mounjaro.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Social Investment Fund
September 30, 2023
Management's Discussion of Fund Performance† — continued

Fair Isaac Corp. (FICO), a data analytics company focused on credit scoring services, contributed to returns relative to the Index during the period. FICO’s share price rose after it announced better-than-expected 2022 fiscal year earnings. FICO was able to increase its prices because of a strong competitive position within its industry.
Lam Research Corp. (Lam) is a supplier of wafer-fabrication equipment and related services to the semiconductor industry. Lam’s share price rose on strong revenue and earnings growth driven by expansion in the AI and semiconductor industries.
The fixed-income portion of the Fund outperformed the Bloomberg U.S. Aggregate Bond Index during the period. Within the fixed-income portion of the Fund, sector allocations led contributors. An out-of-Index allocation to high yield corporate securities, an underweight exposure to U.S. Treasurys, and an overweight exposure to investment-grade corporate securities were particularly beneficial to relative returns. Selections in asset-backed securities (ABS), investment-grade corporate securities, and mortgage-backed securities contributed most. The Fund’s duration also enhanced relative returns during the period.
Although sector allocations overall contributed to returns relative to the Index, overweight exposures to ABS and commercial mortgage-backed securities (CMBS) detracted from relative returns. Selections in CMBS, U.S. Treasurys, and government-related securities also weighed on relative performance during the period.
The use of derivatives had a slight negative impact on returns relative to the Index during the period.
Fund Performance - Calvert Bond Fund
For the 12-month period ended September 30, 2023, Calvert Bond Fund (the Fund) returned 2.03% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned 0.64%.
Sector allocations in the Fund were the largest contributors to performance relative to the Index during the period. An out-of-Index allocation to high yield corporate bonds was especially beneficial to relative returns. An underweight exposure to U.S. Treasurys and an overweight exposure to investment-grade corporate securities also contributed to relative returns during the period.
Security selections overall had a positive impact on relative performance during the period. Selections in mortgage-backed securities, asset-backed securities, and investment-grade corporate securities particularly contributed to relative returns. The Fund’s duration also enhanced relative returns during the period.
On the down side, an overweight exposure to asset-backed securities detracted from performance relative to the Index during the period. Security selections in U.S. Treasurys and government-related securities also lowered relative returns.
The use of derivatives had a large negative impact on returns relative to the Index during the period.
Fund Performance - Calvert Equity Fund
For the 12-month period ended September 30, 2023, Calvert Equity Fund (the Fund) returned 14.83% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Growth Index (the Index), which returned 27.72%.
Overall, the Fund’s diversified management style was the largest detractor from returns relative to the Index during the period. The Index was highly concentrated during the period, with the top five companies accounting for nearly 40% of the Index’s average weight, and 50% of the return.
On an individual stock basis, not owning NVIDIA Corp. (NVIDIA), a manufacturer of semiconductor chips, was among the largest detractors from relative returns as NVIDIA’s share price rose alongside the market’s fascination with artificial intelligence, or AI, during the period. In the manager’s view, the Fund did not own NVIDIA stock because the company had not established a track record of consistent earnings growth, in addition to valuation concerns during the period.
Fund ownership of discount retailer Dollar General Corp. also detracted from relative returns during the period. The company’s share price fell as COVID stimulus funding waned and rising inflation depleted the buying power of the retailer’s targeted low-income customers.
Danaher Corp., a life sciences company, weighed on relative returns as the production of COVID vaccines and tests subsided during the period.
On the up side, not owning several of the Index’s weaker-performing stocks was the largest contributor to the Fund’s relative performance during the period. Not owning Index component Tesla, Inc. contributed to relative returns as the electric car maker reduced its prices in response to growing competition, and as earnings fell during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Social Investment Fund
September 30, 2023
Management's Discussion of Fund Performance† — continued

Not owning Index component Amazon.com, Inc. also benefited returns relative to the Index during the period. The company’s share price fell as rising competition slowed demand for Amazon Web Services, one of its core businesses.
Ownership of TJX Cos., Inc. (TJX) contributed to Fund performance relative to the Index during the period. TJX’s share price rose as its Marshalls, T.J. Maxx, and HomeGoods brand businesses regained market share following slowdowns that occurred during the COVID pandemic.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Balanced Fund
September 30, 2023
Performance

Portfolio Manager(s) Vishal Khanduja, CFA, Brian S. Ellis, CFA and Charles B. Gaffney, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/21/1982	10/21/1982	11.11%	6.18%	6.73%
Class A with 5.25% Maximum Sales Charge	—	—	5.28	5.04	6.16
Class C at NAV	03/01/1994	10/21/1982	10.25	5.38	6.07
Class C with 1% Maximum Deferred Sales Charge	—	—	9.25	5.38	6.07
Class I at NAV	12/27/2004	10/21/1982	11.37	6.45	7.08
Class R6 at NAV	02/01/2019	10/21/1982	11.42	6.49	7.11

Russell 1000® Index	—	—	21.19%	9.62%	11.62%
Bloomberg U.S. Aggregate Bond Index	—	—	0.64	0.10	1.13
Balanced Blended Benchmark	—	—	12.78	6.12	7.58

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	0.91%	1.67%	0.67%	0.61%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$18,035	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,983,338	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$9,937,288	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
5

Calvert
Balanced Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)

Equity Investments Sector Allocation (% of total investments)

Fixed-Income Allocation (% of total investments)

6

Calvert
Bond Fund
September 30, 2023
Performance

Portfolio Manager(s) Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1987	08/24/1987	2.03%	0.65%	1.62%
Class A with 3.25% Maximum Sales Charge	—	—	(1.28)	(0.02)	1.29
Class C at NAV	06/01/1998	08/24/1987	1.21	(0.16)	0.95
Class C with 1% Maximum Deferred Sales Charge	—	—	0.23	(0.16)	0.95
Class I at NAV	03/31/2000	08/24/1987	2.24	0.85	1.95
Class R6 at NAV	10/03/2017	08/24/1987	2.31	0.90	1.98

Bloomberg U.S. Aggregate Bond Index	—	—	0.64%	0.10%	1.13%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.75%	1.55%	0.55%	0.48%
Net	0.73	1.53	0.53	0.46
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$10,994	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,213,037	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$6,081,616	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
7

Calvert
Bond Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of net assets)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
8

Calvert
Equity Fund
September 30, 2023
Performance

Portfolio Manager(s) Joseph B. Hudepohl, CFA, Lance V. Garrison, CFA, Jeffrey A. Miller, CFA and Robert R. Walton, Jr., CFA, each of Atlanta Capital Management Company, LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1987	08/24/1987	14.83%	11.53%	12.64%
Class A with 5.25% Maximum Sales Charge	—	—	8.80	10.34	12.04
Class C at NAV	03/01/1994	08/24/1987	13.99	10.70	11.97
Class C with 1% Maximum Deferred Sales Charge	—	—	12.99	10.70	11.97
Class I at NAV	11/01/1999	08/24/1987	15.12	11.82	13.03
Class R6 at NAV	10/03/2017	08/24/1987	15.21	11.89	13.06

Russell 1000® Growth Index	—	—	27.72%	12.41%	14.47%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	0.91%	1.65%	0.65%	0.59%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$30,989	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$3,404,483	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$17,074,130	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
9

Calvert
Equity Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)
Top 10 Holdings (% of net assets)[1]
Mastercard, Inc., Class A	4.8%
Alphabet, Inc., Class C	4.8
Visa, Inc., Class A	4.8
Danaher Corp.	4.8
Microsoft Corp.	4.6
Thermo Fisher Scientific, Inc.	4.4
Verisk Analytics, Inc.	3.7
TJX Cos., Inc. (The)	3.7
Zoetis, Inc.	3.7
Intuit, Inc.	3.3
Total	42.6%

Footnotes:
[1]	Excludes cash and cash equivalents.
10

Calvert
Social Investment Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The Balanced Blended Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to each Fund on December 31, 2016. Performance reflected prior to such date is that of each Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios for Calvert Bond Fund reflect a contractual expense reimbursement that continues through 2/1/25. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profiles subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

11

Calvert
Social Investment Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Calvert Balanced Fund

	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,014.10	$4.65	0.92%
Class C	$1,000.00	$1,010.00	$8.47	1.68%
Class I	$1,000.00	$1,015.30	$3.44	0.68%
Class R6	$1,000.00	$1,015.60	$3.13	0.62%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.46	$4.66	0.92%
Class C	$1,000.00	$1,016.65	$8.49	1.68%
Class I	$1,000.00	$1,021.66	$3.45	0.68%
Class R6	$1,000.00	$1,021.96	$3.14	0.62%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
12

Calvert
Social Investment Fund
September 30, 2023
Fund Expenses — continued

Calvert Bond Fund

	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 969.80	$3.60 **	0.73%
Class C	$1,000.00	$ 965.50	$7.54 **	1.53%
Class I	$1,000.00	$ 970.80	$2.62 **	0.53%
Class R6	$1,000.00	$ 971.10	$2.27 **	0.46%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.41	$3.70 **	0.73%
Class C	$1,000.00	$1,017.40	$7.74 **	1.53%
Class I	$1,000.00	$1,022.41	$2.69 **	0.53%
Class R6	$1,000.00	$1,022.76	$2.33 **	0.46%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
Calvert Equity Fund

	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,005.20	$4.57	0.91%
Class C	$1,000.00	$1,001.50	$8.33	1.66%
Class I	$1,000.00	$1,006.50	$3.32	0.66%
Class R6	$1,000.00	$1,007.00	$2.97	0.59%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.51	$4.61	0.91%
Class C	$1,000.00	$1,016.75	$8.39	1.66%
Class I	$1,000.00	$1,021.76	$3.35	0.66%
Class R6	$1,000.00	$1,022.11	$2.99	0.59%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
13

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments

Asset-Backed Securities — 5.9%

Security	Principal Amount (000's omitted)*	Value
Avant Loans Funding Trust, Series 2021-REV1, Class D, 4.30%, 7/15/30(1)	525	$ 477,155
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	26	23,955
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	1,040	869,493
Cologix Data Centers US Issuer, LLC:
Series 2021-1A, Class A2, 3.30%, 12/26/51(1)	1,640	1,446,750
Series 2021-1A, Class B, 3.79%, 12/26/51(1)	960	834,071
Conn's Receivables Funding, LLC:
Series 2021-A, Class C, 4.59%, 5/15/26(1)	238	237,371
Series 2022-A, Class B, 9.52%, 12/15/26(1)	1,779	1,787,117
Series 2022-A, Class C, 0.00%, 12/15/26(1)	1,800	1,537,267
Series 2023-A, Class B, 10.00%, 1/17/28(1)	116	116,367
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	768	662,718
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	161	146,405
Diamond Infrastructure Funding, LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)	1,139	975,016
Series 2021-1A, Class C, 3.475%, 4/15/49(1)	255	221,927
Diamond Issuer, Series 2021-1A, Class A, 2.305%, 11/20/51(1)	2,166	1,847,203
Driven Brands Funding, LLC:
Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	185	178,467
Series 2019-1A, Class A2, 4.641%, 4/20/49(1)	267	252,326
Enterprise Fleet Financing, LLC, Series 2023-1, Class A2, 5.51%, 1/22/29(1)	2,005	1,989,324
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/25/49(1)	805	774,166
Series 2019-1A, Class B, 4.14%, 7/25/49(1)	124	119,039
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	546	500,369
FMC GMSR Issuer Trust:
Series 2021-GT1, Class A, 3.62%, 7/25/26(1)(2)	125	102,796
Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(2)	1,060	872,449
Series 2022-GT1, Class A, 6.19%, 4/25/27(1)	159	147,837
Series 2022-GT2, Class A, 7.90%, 7/25/27(1)	900	888,168
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	337	312,892
GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class A, 2.31%, 10/20/48(1)	566	426,808
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)	423	357,090
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	630	580,579
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	265	257,803
Series 2021-3, Class B, 0.76%, 2/26/29(1)	325	310,451
Security	Principal Amount (000's omitted)*	Value
LAD Auto Receivables Trust, Series 2023-1A, Class A2, 5.68%, 10/15/26(1)	419	$ 418,242
Loanpal Solar Loan, Ltd., Series 2020-1GS, Class C, 2.00%, 6/20/47(1)	206	123,922
Lunar Aircraft, Ltd.:
Series 2020-1A, Class A, 3.376%, 2/15/45(1)	96	83,559
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	97	69,409
Marlette Funding Trust, Series 2023-1A, Class A, 6.07%, 4/15/33(1)	1,325	1,323,066
Mill City Solar Loan, Ltd., Series 2020-1A, Class C, 2.00%, 6/20/47(1)	419	275,159
Mosaic Solar Loan Trust:
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	367	332,667
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	866	748,523
Series 2019-2A, Class C, 4.35%, 9/20/40(1)	0 (3)	26
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	100	84,923
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	82	70,291
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	210	169,332
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	303	235,656
Series 2021-1A, Class C, 2.25%, 12/20/46(1)	1,180	1,037,411
Series 2021-3A, Class C, 1.77%, 6/20/52(1)	211	168,404
Series 2021-3A, Class D, 3.28%, 6/20/52(1)	131	103,134
Series 2022-2A, Class B, 5.13%, 1/21/53(1)	682	592,835
Series 2022-2A, Class D, 8.29%, 1/21/53(1)	270	226,216
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	973	814,773
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	1,394	1,257,181
OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.13%, 5/14/35(1)	1,400	1,344,839
Oportun Funding XIV, LLC, Series 2021-A, Class B, 1.76%, 3/8/28(1)	172	164,378
Oportun Funding, LLC, Series 2022-1, Class A, 3.25%, 6/15/29(1)	279	275,973
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	979	894,543
Series 2021-B, Class C, 3.65%, 5/8/31(1)	178	163,501
Series 2021-C, Class A, 2.18%, 10/8/31(1)	5,100	4,641,475
Series 2021-C, Class B, 2.67%, 10/8/31(1)	530	476,650
Series 2021-C, Class C, 3.61%, 10/8/31(1)	105	93,529
Series 2022-2, Class C, 9.36%, 10/9/29(1)	350	350,216
Series 2022-3, Class B, 8.533%, 1/8/30(1)	1,100	1,111,121
Pagaya AI Debt Selection Trust:
Series 2021-2, 3.00%, 1/25/29(1)	391	377,757
Series 2021-3, Class A, 1.15%, 5/15/29(1)	174	172,933
Series 2021-5, Class A, 1.53%, 8/15/29(1)	333	328,597
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	204	196,908
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)	69	65,756
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	606	507,176
Prosper Marketplace Issuance Trust, Series 2019-4A, Class C, 4.95%, 2/17/26(1)	13	12,900

14
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Retained Vantage Data Centers Issuer, LLC:
Series 2023-1A, Class A2A, 5.00%, 9/15/48(1)		1,890	$ 1,707,541
Series 2023-1A, Class A2B, 5.25%, 9/15/48(1)	CAD	247	161,642
Series 2023-1A, Class B, 5.75%, 9/15/48(1)		261	232,731
SBA Tower Trust, Series 2014-2A, Class C, 3.869% to 10/15/23, 10/15/49(1)(4)		1,000	973,562
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)		336	285,397
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)		425	334,909
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)		1,981	1,816,098
SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, 5/15/31(1)		312	311,454
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)		253	252,612
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)		1,121	1,019,501
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)		475	431,308
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)		1,836	1,818,863
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)		405	388,431
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)		695	631,476
Series 2021-1A, Class A2, 1.877%, 3/26/46(1)		85	74,911
Sunnova Helios IX Issuer, LLC, Series 2022-B, Class A, 5.00%, 8/20/49(1)		697	654,312
Sunnova Helios V Issuer, LLC:
Series 2021-A, Class A, 1.80%, 2/20/48(1)		1,152	970,486
Series 2021-A, Class B, 3.15%, 2/20/48(1)		375	292,716
Sunnova Helios X Issuer, LLC, Series 2022-C, Class B, 5.60%, 11/22/49(1)		1,138	1,064,850
Sunnova Helios XII Issuer, LLC, Series 2023-B, Class A, 5.30%, 8/22/50(1)		1,276	1,216,888
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class A, 2.73%, 11/1/55(1)		1,824	1,436,157
Sunnova Sol Issuer, LLC, Series 2020-1A, Class A, 3.35%, 2/1/55(1)		227	191,144
Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)		446	388,514
Sunrun Callisto Issuer, LLC, Series 2015-1A, Class B, 5.38%, 7/20/45(1)		394	375,888
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)		655	519,243
Sunrun Jupiter Issuer, LLC, Series 2022-1A, Class A, 4.75%, 7/30/57(1)		1,938	1,690,254
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)		274	240,119
Theorem Funding Trust:
Series 2021-1A, Class B, 1.84%, 12/15/27(1)		159	156,520
Series 2022-3A, Class A, 7.60%, 4/15/29(1)		305	306,482
Thunderbolt Aircraft Lease, Ltd., Series 2017-A, Class C, 4.50%, 5/17/32(1)		134	37,848
Security	Principal Amount (000's omitted)*	Value
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	800	$ 711,651
Upstart Pass-Through Trust, Series 2020-ST1, Class A, 3.75%, 2/20/28(1)	100	99,579
Vantage Data Centers Issuer, LLC:
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	1,022	992,381
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	1,870	1,566,458
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	621	544,263
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	901	707,595
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	332	268,365
Series 2020-A, Class C, 6.657%, 3/15/45(1)	135	97,378
Total Asset-Backed Securities (identified cost $69,297,295)		$ 63,535,887

Collateralized Mortgage Obligations — 1.3%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 7.065%, (30-day average SOFR + 1.75%), 3/25/31(1)(5)	$9	$ 9,000
Series 2021-1A, Class M1B, 7.515%, (30-day average SOFR + 2.20%), 3/25/31(1)(5)	248	249,713
Series 2021-1A, Class M1C, 8.265%, (30-day average SOFR + 2.95%), 3/25/31(1)(5)	150	152,882
Series 2021-2A, Class M1A, 6.515%, (30-day average SOFR + 1.20%), 6/25/31(1)(5)	520	520,577
Series 2021-3A, Class A2, 6.315%, (30-day average SOFR + 1.00%), 9/25/31(1)(5)	590	585,227
Series 2021-3A, Class M1B, 6.715%, (30-day average SOFR + 1.40%), 9/25/31(1)(5)	415	410,063
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	1,328	1,167,526
CHNGE Mortgage Trust:
Series 2023-2, Class A3, 7.436% to 5/25/26, 6/25/58(1)(4)	781	767,448
Series 2023-4, Class A1, 7.573% to 8/25/26, 9/25/58(1)(4)	1,003	1,008,348
Eagle Re, Ltd., Series 2021-2, Class M1C, 8.765%, (30-day average SOFR + 3.45%), 4/25/34(1)(5)	415	424,875
Federal Home Loan Mortgage Corp., Series 5324, Class MZ, 6.00%, 7/25/53	107	98,841
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-DNA3, Class B2, 13.579%, (30-day average SOFR + 8.264%), 7/25/49(1)(5)	240	266,586
Series 2019-DNA4, Class M2, 7.379%, (30-day average SOFR + 2.064%), 10/25/49(1)(5)	16	16,397
Series 2019-HQA4, Class B1, 8.379%, (30-day average SOFR + 3.064%), 11/25/49(1)(5)	55	56,698

15
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes: (continued)
Series 2020-DNA6, Class B1, 8.315%, (30-day average SOFR + 3.00%), 12/25/50(1)(5)	$50	$ 50,250
Series 2020-HQA2, Class B1, 9.529%, (30-day average SOFR + 4.214%), 3/25/50(1)(5)	108	117,776
Series 2021-DNA2, Class B1, 8.715%, (30-day average SOFR + 3.40%), 8/25/33(1)(5)	150	154,161
Series 2021-DNA3, Class M1, 6.065%, (30-day average SOFR + 0.75%), 10/25/33(1)(5)	141	141,343
Series 2022-DNA2, Class M1A, 6.615%, (30-day average SOFR + 1.30%), 2/25/42(1)(5)	675	675,090
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 10.679%, (30-day average SOFR + 5.364%), 10/25/23(5)	190	190,884
Series 2014-C02, Class 2M2, 8.029%, (30-day average SOFR + 2.714%), 5/25/24(5)	69	70,164
Series 2014-C03, Class 2M2, 8.329%, (30-day average SOFR + 3.014%), 7/25/24(5)	87	88,464
Series 2018-R07, Class 1M2, 7.829%, (30-day average SOFR + 2.514%), 4/25/31(1)(5)	20	19,938
Series 2019-R01, Class 2B1, 9.779%, (30-day average SOFR + 4.464%), 7/25/31(1)(5)	150	159,824
Series 2019-R02, Class 1B1, 9.579%, (30-day average SOFR + 4.264%), 8/25/31(1)(5)	146	154,562
Series 2019-R03, Class 1B1, 9.529%, (30-day average SOFR + 4.214%), 9/25/31(1)(5)	150	158,317
Series 2019-R05, Class 1B1, 9.529%, (30-day average SOFR + 4.214%), 7/25/39(1)(5)	193	200,103
Series 2019-R06, Class 2B1, 9.179%, (30-day average SOFR + 3.864%), 9/25/39(1)(5)	849	872,500
Series 2019-R07, Class 1B1, 8.829%, (30-day average SOFR + 3.514%), 10/25/39(1)(5)	268	273,845
Series 2020-R02, Class 2B1, 8.429%, (30-day average SOFR + 3.114%), 1/25/40(1)(5)	1,120	1,132,101
Series 2021-R01, Class 1B2, 11.315%, (30-day average SOFR + 6.00%), 10/25/41(1)(5)	395	401,653
Series 2021-R02, Class 2B1, 8.615%, (30-day average SOFR + 3.30%), 11/25/41(1)(5)	35	34,964
Government National Mortgage Association:
Series 2023-84, Class DL, 6.00%, 6/20/53	460	449,693
Series 2023-84, Class MW, 6.00%, 6/20/53	482	471,019
Series 2023-98, Class BW, 6.00%, 7/20/53	68	66,526
Series 2023-99, Class AL, 6.00%, 7/20/53	68	66,509
Series 2023-102, Class SG, 2.742%, (22.55% - 30-day average SOFR x 3.727), 7/20/53(6)	100	90,462
Home Re, Ltd.:
Series 2018-1, Class M2, 8.434%, (30-day average SOFR + 3.00%), 10/25/28(1)(5)	364	366,590
Series 2021-1, Class M2, 8.284%, (30-day average SOFR + 2.964%), 7/25/33(1)(5)	215	215,617
LHOME Mortgage Trust, Series 2023-RTL2, Class A1, 8.00%, 6/25/28(1)	100	99,977
PNMAC GMSR Issuer Trust, Series 2022-FT1, Class A, 9.505%, (30-day average SOFR + 4.19%), 6/25/27(1)(5)	1,477	1,479,381
Security	Principal Amount (000's omitted)	Value
Triangle Re, Ltd., Series 2021-3, Class B1, 10.265%, (30-day average SOFR + 4.95%), 2/25/34(1)(5)	$175	$ 174,181
Total Collateralized Mortgage Obligations (identified cost $14,101,033)		$ 14,110,075

Commercial Mortgage-Backed Securities — 4.2%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.843%, 11/5/32(1)(2)	$1,605	$ 1,004,456
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(2)	680	224,964
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(2)	1,215	268,965
BPR Trust, Series 2022-SSP, Class A, 8.332%, (1 mo. SOFR + 3.00%), 5/15/39(1)(5)	830	829,480
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 6.367%, (1 mo. SOFR + 1.034%), 10/15/36(1)(5)	1,447	1,443,027
Series 2019-XL, Class B, 6.527%, (1 mo. SOFR + 1.194%), 10/15/36(1)(5)	638	633,750
Series 2021-VOLT, Class B, 6.397%, (1 mo. SOFR + 1.064%), 9/15/36(1)(5)	1,809	1,750,786
Series 2021-VOLT, Class C, 6.547%, (1 mo. SOFR + 1.214%), 9/15/36(1)(5)	549	528,564
Series 2021-VOLT, Class D, 7.097%, (1 mo. SOFR + 1.764%), 9/15/36(1)(5)	1,739	1,662,953
CSMC:
Series 2021-4SZN, Class A, 9.30%, (1 mo. SOFR + 3.967%), 11/15/23(1)(5)	285	276,436
Series 2021-BPNY, Class A, 9.162%, (1 mo. SOFR + 3.829%), 8/15/26(1)(5)	216	189,771
Series 2022-NWPT, Class A, 8.475%, (1 mo. SOFR + 3.143%), 9/9/24(1)(5)	814	822,651
Extended Stay America Trust:
Series 2021-ESH, Class A, 6.527%, (1 mo. SOFR + 1.194%), 7/15/38(1)(5)	1,153	1,144,270
Series 2021-ESH, Class C, 7.147%, (1 mo. SOFR + 1.814%), 7/15/38(1)(5)	1,319	1,301,481
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	3,315	2,860,618
Series KG03, Class A2, 1.297%, 6/25/30(2)	770	602,063
Series KG08, Class A2, 4.134%, 5/25/33	957	875,717
Series KSG1, Class A2, 1.503%, 9/25/30	704	555,089
Series KW06, Class A2, 3.80%, 6/25/28(2)	1,135	1,066,997
Series W5FX, Class AFX, 3.336%, 4/25/28(2)	413	380,162
Federal National Mortgage Association:
Series 2017-M13, Class A2, 3.029%, 9/25/27(2)	1,024	944,474
Series 2018-M4, Class A2, 3.166%, 3/25/28(2)	1,768	1,631,223
Series 2018-M13, Class A2, 3.866%, 9/25/30(2)	2,823	2,607,460
Series 2019-M1, Class A2, 3.665%, 9/25/28(2)	867	810,994
Series 2019-M22, Class A2, 2.522%, 8/25/29	3,121	2,719,504
Series 2020-M1, Class A2, 2.444%, 10/25/29	2,322	1,996,535

16
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Series 2020-M20, Class A2, 1.435%, 10/25/29	$1,505	$ 1,210,338
Series 2023-M1S, Class A2, 4.656%, 4/25/33	2,397	2,267,007
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 8.679%, (30-day average SOFR + 3.364%), 10/25/49(1)(5)	1,249	1,221,575
Series 2020-01, Class M10, 9.179%, (30-day average SOFR + 3.864%), 3/25/50(1)(5)	1,366	1,335,887
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 6.529%, (1 mo. SOFR + 1.197%), 5/15/38(1)(5)	2,738	2,719,622
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	550	80,561
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(2)	225	15,309
Med Trust:
Series 2021-MDLN, Class D, 7.447%, (1 mo. SOFR + 2.114%), 11/15/38(1)(5)	945	908,455
Series 2021-MDLN, Class E, 8.597%, (1 mo. SOFR + 3.264%), 11/15/38(1)(5)	532	507,561
Series 2021-MDLN, Class F, 9.447%, (1 mo. SOFR + 4.114%), 11/15/38(1)(5)	179	170,310
Morgan Stanley Capital I Trust:
Series 2019-BPR, Class A, 7.322%, (1 mo. SOFR + 1.992%), 5/15/36(1)(5)(7)	1,034	996,183
Series 2019-BPR, Class B, 8.022%, (1 mo. SOFR + 2.692%), 5/15/36(1)(5)(7)	386	369,152
Series 2019-BPR, Class C, 8.972%, (1 mo. SOFR + 3.642%), 5/15/36(1)(5)(7)	205	194,054
VMC Finance, LLC:
Series 2021-HT1, Class A, 7.095%, (1 mo. SOFR + 1.764%), 1/18/37(1)(5)	1,061	1,037,730
Series 2021-HT1, Class B, 9.945%, (1 mo. SOFR + 4.614%), 1/18/37(1)(5)	2,057	1,951,120
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88%, 8/10/31(1)(2)	850	463,663
Total Commercial Mortgage-Backed Securities (identified cost $50,699,541)		$ 44,580,917

Common Stocks — 58.2%

Security	Shares	Value
Aerospace & Defense — 0.5%
HEICO Corp.	32,300	$ 5,230,339
		$ 5,230,339
Automobile Components — 0.3%
Aptiv PLC(8)	37,000	$ 3,647,830
		$ 3,647,830
Beverages — 2.4%
Coca-Cola Co. (The)	226,100	$ 12,657,078
Security	Shares	Value
Beverages (continued)
PepsiCo, Inc.	74,000	$ 12,538,560
		$ 25,195,638
Biotechnology — 1.3%
AbbVie, Inc.	92,900	$ 13,847,674
		$ 13,847,674
Broadline Retail — 2.5%
Amazon.com, Inc.(8)	213,620	$ 27,155,374
		$ 27,155,374
Capital Markets — 3.5%
Intercontinental Exchange, Inc.	99,000	$ 10,891,980
S&P Global, Inc.	27,300	9,975,693
Stifel Financial Corp.	104,200	6,402,048
Tradeweb Markets, Inc., Class A	127,166	10,198,713
		$ 37,468,434
Chemicals — 1.0%
Linde PLC	27,500	$ 10,239,625
		$ 10,239,625
Commercial Services & Supplies — 0.6%
Waste Management, Inc.	44,225	$ 6,741,659
		$ 6,741,659
Consumer Staples Distribution & Retail — 1.3%
Walmart, Inc.	87,800	$ 14,041,854
		$ 14,041,854
Containers & Packaging — 0.6%
AptarGroup, Inc.	49,375	$ 6,173,850
		$ 6,173,850
Electric Utilities — 0.6%
NextEra Energy, Inc.	109,700	$ 6,284,713
		$ 6,284,713
Electrical Equipment — 0.9%
AMETEK, Inc.	63,300	$ 9,353,208
		$ 9,353,208
Energy Equipment & Services — 1.2%
Baker Hughes Co.	376,600	$ 13,301,512
		$ 13,301,512
Financial Services — 2.0%
Shift4 Payments, Inc., Class A(8)	105,600	$ 5,847,072

17
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Financial Services (continued)
Visa, Inc., Class A	69,700	$ 16,031,697
		$ 21,878,769
Ground Transportation — 0.7%
Union Pacific Corp.	38,800	$ 7,900,844
		$ 7,900,844
Health Care Equipment & Supplies — 1.6%
Intuitive Surgical, Inc.(8)	28,200	$ 8,242,578
Stryker Corp.	33,600	9,181,872
		$ 17,424,450
Hotels, Restaurants & Leisure — 1.0%
Domino's Pizza, Inc.	10,700	$ 4,053,053
Marriott International, Inc., Class A	35,800	7,036,848
		$ 11,089,901
Insurance — 1.9%
Allstate Corp. (The)	81,100	$ 9,035,351
W.R. Berkley Corp.	171,900	10,913,931
		$ 19,949,282
Interactive Media & Services — 4.5%
Alphabet, Inc., Class A(8)	110,300	$ 14,433,858
Alphabet, Inc., Class C(8)	253,540	33,429,249
		$ 47,863,107
IT Services — 0.7%
Gartner, Inc.(8)	21,500	$ 7,387,615
		$ 7,387,615
Life Sciences Tools & Services — 1.7%
Danaher Corp.	37,100	$ 9,204,510
Thermo Fisher Scientific, Inc.	18,397	9,312,010
		$ 18,516,520
Machinery — 0.7%
Parker-Hannifin Corp.	18,000	$ 7,011,360
		$ 7,011,360
Media — 0.9%
Comcast Corp., Class A	220,300	$ 9,768,102
		$ 9,768,102
Multi-Utilities — 0.5%
Sempra	79,200	$ 5,387,976
		$ 5,387,976
Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co.	121,500	$ 7,051,860
Security	Shares	Value
Pharmaceuticals (continued)
Eli Lilly & Co.	35,100	$ 18,853,263
		$ 25,905,123
Professional Services — 2.7%
Automatic Data Processing, Inc.	47,400	$ 11,403,492
Booz Allen Hamilton Holding Corp.	62,400	6,818,448
TransUnion	141,500	10,158,285
		$ 28,380,225
Real Estate Management & Development — 0.9%
FirstService Corp.	63,000	$ 9,169,020
		$ 9,169,020
Semiconductors & Semiconductor Equipment — 3.6%
Analog Devices, Inc.	64,100	$ 11,223,269
Lam Research Corp.	12,800	8,022,656
NVIDIA Corp.	43,700	19,009,063
		$ 38,254,988
Software — 8.0%
ANSYS, Inc.(8)	33,400	$ 9,938,170
Fair Isaac Corp.(8)	11,400	9,901,242
Fortinet, Inc.(8)	87,700	5,146,236
Microsoft Corp.	163,851	51,735,953
VMware, Inc., Class A(8)	51,200	8,523,776
		$ 85,245,377
Specialty Retail — 0.9%
TJX Cos., Inc. (The)	102,900	$ 9,145,752
		$ 9,145,752
Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	291,408	$ 49,891,964
		$ 49,891,964
Textiles, Apparel & Luxury Goods — 1.2%
lululemon Athletica, Inc.(8)	16,600	$ 6,401,126
NIKE, Inc., Class B	64,700	6,186,614
		$ 12,587,740
Venture Capital — 0.2%
Learn Capital Venture Partners III, L.P.(8)(9)(10)	1,088,825	$ 2,422,128
Neighborhood Bancorp, Class A(8)(9)(10)	10,000	8,200
		$ 2,430,328

18
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Wireless Telecommunication Services — 0.7%
T-Mobile US, Inc.(8)	54,645	$ 7,653,032
		$ 7,653,032
Total Common Stocks (identified cost $440,931,308)		$ 621,523,185

Corporate Bonds — 15.8%

Security	Principal Amount* (000’s omitted)	Value
Basic Materials — 0.3%
Celanese U.S. Holdings, LLC:
6.35%, 11/15/28	848	$ 837,778
6.55%, 11/15/30	801	784,286
6.70%, 11/15/33	550	535,781
South32 Treasury, Ltd., 4.35%, 4/14/32(1)	861	726,920
		$ 2,884,765
Communications — 0.7%
AT&T, Inc.:
3.55%, 9/15/55	1,963	$ 1,202,900
3.65%, 6/1/51	1,732	1,117,594
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	304	276,407
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	3,482	2,437,352
Nokia Oyj, 4.375%, 6/12/27	282	261,378
Rogers Communications, Inc., 4.55%, 3/15/52	2,174	1,587,429
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	463	312,223
SES S.A., 5.30%, 4/4/43(1)	274	184,763
Sprint, LLC, 7.125%, 6/15/24	394	396,737
		$ 7,776,783
Consumer, Cyclical — 1.1%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26(1)	1,282	$ 1,253,630
Aptiv PLC/Aptiv Corp., 3.25%, 3/1/32	410	336,287
Bath & Body Works, Inc.:
6.875%, 11/1/35	107	95,683
7.60%, 7/15/37	459	403,363
Brunswick Corp., 5.10%, 4/1/52	368	253,780
Delta Air Lines, Inc./SkyMiles IP, Ltd.:
4.50%, 10/20/25(1)	619	601,235
4.75%, 10/20/28(1)	1,271	1,208,355
Dick's Sporting Goods, Inc., 4.10%, 1/15/52	2,072	1,259,969
Ford Motor Co., 4.75%, 1/15/43	127	92,834
Ford Motor Credit Co., LLC, 7.35%, 11/4/27	1,026	1,048,742
General Motors Financial Co., Inc.:
4.30%, 4/6/29	673	604,107
5.80%, 6/23/28	135	131,960
Security	Principal Amount* (000’s omitted)	Value
Consumer, Cyclical (continued)
General Motors Financial Co., Inc.: (continued)
5.85%, 4/6/30(11)	2,383	$ 2,284,130
Hyundai Capital America, 5.70%, 6/26/30(1)	273	262,816
Lithia Motors, Inc.:
3.875%, 6/1/29(1)	1,023	863,310
4.375%, 1/15/31(1)(11)	159	131,699
Macy's Retail Holdings, LLC:
4.30%, 2/15/43	75	41,985
5.875%, 4/1/29(1)(11)	182	159,531
WarnerMedia Holdings, Inc.:
5.05%, 3/15/42	916	708,932
5.391%, 3/15/62	506	374,063
		$ 12,116,411
Consumer, Non-cyclical — 0.8%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	200	$ 182,036
4.25%, 11/1/29(1)	987	874,706
Centene Corp.:
2.50%, 3/1/31	770	592,429
3.375%, 2/15/30	472	394,218
4.25%, 12/15/27(11)	575	530,590
4.625%, 12/15/29	74	66,733
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	645	480,373
Conservation Fund (The), 3.474%, 12/15/29	655	553,507
CVS Health Corp.:
5.25%, 1/30/31	1,170	1,124,777
5.875%, 6/1/53	481	445,185
CVS Pass-Through Trust, 6.036%, 12/10/28	472	466,885
Doris Duke Charitable Foundation (The), 2.345%, 7/1/50	1,705	946,973
Ford Foundation (The), 2.415%, 6/1/50	1,095	638,781
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)(11)	90	77,374
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)	870	624,551
3.00%, 10/15/30(1)	192	146,920
5.20%, 4/1/29(1)	138	126,200
		$ 8,272,238
Diversified — 0.0%(12)
Inversiones La Construccion S.A., 4.75%, 2/7/32(13)	211	$ 164,766
		$ 164,766
Energy — 0.2%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)	213	$ 173,930
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	70	69,405

19
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)		Value
Energy (continued)
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)		982	$ 840,253
5.00%, 1/31/28(1)		1,047	951,372
			$ 2,034,960
Financial — 9.1%
ABN AMRO Bank NV, 6.339% to 9/18/26, 9/18/27(1)(14)		1,000	$ 997,928
Affiliated Managers Group, Inc., 3.30%, 6/15/30		499	415,046
AIB Group PLC, 6.608% to 9/13/28, 9/13/29(1)(14)		862	858,976
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		165	153,624
Ally Financial, Inc.:
6.992% to 6/13/28, 6/13/29(14)		115	112,600
8.00%, 11/1/31(11)		1,370	1,384,384
American Assets Trust, L.P., 3.375%, 2/1/31		176	131,978
American National Group, LLC, 6.144%, 6/13/32(1)		200	181,174
Ameriprise Financial, Inc., 5.15%, 5/15/33		863	816,098
Andrew W. Mellon Foundation (The), 0.947%, 8/1/27		845	724,306
ASR Nederland N.V., 7.00% to 9/7/33, 12/7/43(13)(14)	EUR	165	179,618
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(14)		1,352	1,255,731
Aviation Capital Group, LLC:
6.25%, 4/15/28(1)		942	922,070
6.375%, 7/15/30(1)		1,105	1,071,000
Banco Santander S.A.:
1.722% to 9/14/26, 9/14/27(14)		800	699,905
4.175% to 3/24/27, 3/24/28(14)		200	184,762
5.294%, 8/18/27		1,600	1,547,874
6.921%, 8/8/33		1,400	1,339,614
Bank Leumi Le-Israel BM, 7.129% to 4/18/28, 7/18/33(1)(13)(14)		200	196,752
Bank of America Corp.:
1.734% to 7/22/26, 7/22/27(14)		2,414	2,139,838
1.898% to 7/23/30, 7/23/31(14)		680	516,987
1.922% to 10/24/30, 10/24/31(14)		753	568,378
2.087% to 6/14/28, 6/14/29(14)		1,034	865,967
2.299% to 7/21/31, 7/21/32(14)		960	727,887
2.456% to 10/22/24, 10/22/25(14)		1,307	1,255,604
2.551% to 2/4/27, 2/4/28(14)		1,921	1,713,742
3.846% to 3/8/32, 3/8/37(14)		1,419	1,155,224
4.571% to 4/27/32, 4/27/33(14)		759	674,243
5.819% to 9/15/28, 9/15/29(14)		1,002	990,118
5.872% to 9/15/33, 9/15/34(14)		1,888	1,838,352
6.204% to 11/10/27, 11/10/28(14)		310	311,515
Bank of Nova Scotia (The), 4.90% to 6/4/25(14)(15)		217	199,014
BBVA Bancomer S.A./Texas:
1.875%, 9/18/25(1)		859	788,595
5.125% to 1/18/28, 1/18/33(1)(14)		1,189	1,024,692
8.45% to 6/29/33, 6/29/38(1)(14)		200	197,272
Security	Principal Amount* (000’s omitted)	Value
Financial (continued)
BNP Paribas S.A.:
7.75% to 8/16/29(1)(14)(15)	802	$ 763,315
9.25% to 11/17/27(1)(11)(14)(15)	645	661,499
Boston Properties, L.P., 2.45%, 10/1/33	846	578,176
BPCE S.A., 3.648% to 1/14/32, 1/14/37(1)(14)	432	332,867
Broadstone Net Lease, LLC, 2.60%, 9/15/31	58	40,676
CaixaBank S.A., 6.208% to 1/18/28, 1/18/29(1)(14)	1,247	1,220,907
Capital One Financial Corp.:
3.273% to 3/1/29, 3/1/30(14)	721	603,538
3.75%, 7/28/26	658	610,334
4.20%, 10/29/25	575	548,410
CBRE Services, Inc., 5.95%, 8/15/34	1,205	1,138,021
Charles Schwab Corp. (The):
5.875%, 8/24/26	146	145,576
6.136% to 8/24/33, 8/24/34(14)	904	879,869
CI Financial Corp.:
3.20%, 12/17/30	1,239	940,744
4.10%, 6/15/51	1,458	845,207
Citigroup, Inc.:
3.668% to 7/24/27, 7/24/28(14)	460	422,194
4.00% to 12/10/25(14)(15)	770	675,483
Corporate Office Properties, L.P., 2.90%, 12/1/33	1,126	790,981
Danske Bank A/S, 5.375%, 1/12/24(1)	259	257,985
Discover Bank, 5.974%, 8/9/28	137	125,487
EPR Properties:
3.75%, 8/15/29	1,411	1,134,805
4.50%, 6/1/27	1,059	948,733
4.95%, 4/15/28	744	659,928
Extra Space Storage, L.P.:
2.40%, 10/15/31	1,045	800,729
2.55%, 6/1/31	803	625,906
5.50%, 7/1/30	986	954,239
F&G Annuities & Life, Inc., 7.40%, 1/13/28(11)	2,577	2,574,569
Fifth Third Bancorp, 6.339% to 7/27/28, 7/27/29(14)	969	957,759
GA Global Funding Trust, 2.25%, 1/6/27(1)	1,872	1,641,844
Global Atlantic Fin Co., 3.125%, 6/15/31(1)	2,148	1,533,155
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)(11)	2,449	2,179,385
3.75%, 9/15/30(1)(11)	441	338,029
6.00%, 4/15/25(1)(11)	695	677,026
HSBC Holdings PLC:
6.161% to 3/9/28, 3/9/29(14)	1,337	1,324,272
7.39% to 11/3/27, 11/3/28(14)	1,757	1,818,358
Intesa Sanpaolo SpA:
7.00%, 11/21/25(1)	333	337,191
7.778% to 6/20/53, 6/20/54(1)(14)	200	180,536
8.248% to 11/21/32, 11/21/33(1)(14)	1,028	1,036,936
Iron Mountain, Inc., 4.50%, 2/15/31(1)	758	624,288
Jefferies Financial Group, Inc., 5.875%, 7/21/28	1,392	1,363,101

20
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)	Value
Financial (continued)
JPMorgan Chase & Co.:
1.47% to 9/22/26, 9/22/27(14)	1,684	$ 1,475,869
2.545% to 11/8/31, 11/8/32(14)	929	719,311
4.005% to 4/23/28, 4/23/29(14)	903	832,661
KeyBank N.A.:
4.15%, 8/8/25	250	235,531
5.85%, 11/15/27	1,134	1,079,092
KeyCorp, 4.789% to 6/1/32, 6/1/33(14)	500	417,072
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	758	483,278
KKR Group Finance Co. X, LLC, 3.25%, 12/15/51(1)	304	178,313
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(14)	793	653,246
Macquarie Bank, Ltd., 6.798%, 1/18/33(1)	1,069	1,050,024
National Bank of Canada, 0.55% to 11/15/23, 11/15/24(14)	759	753,398
Newmark Group, Inc., 6.125%, 11/15/23	388	387,653
OneMain Finance Corp.:
3.50%, 1/15/27	1,637	1,403,326
7.125%, 3/15/26(11)	188	184,315
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)(11)	146	118,263
PNC Financial Services Group, Inc. (The), Series W, 6.25% to 3/15/30(14)(15)	411	353,343
Radian Group, Inc., 4.875%, 3/15/27	1,055	986,889
Rocket Mortgage, LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/1/31(1)	1,552	1,239,559
SITE Centers Corp., 3.625%, 2/1/25	517	492,442
Societe Generale S.A.:
6.221% to 6/15/32, 6/15/33(1)(14)	910	825,226
9.375% to 11/22/27(1)(14)(15)	760	746,598
Standard Chartered PLC, 1.822% to 11/23/24, 11/23/25(1)(14)	661	624,835
Stifel Financial Corp., 4.00%, 5/15/30	902	763,192
Sun Communities Operating, L.P.:
2.70%, 7/15/31	279	215,002
4.20%, 4/15/32	875	747,186
Swedbank AB:
5.337%, 9/20/27(1)	378	366,613
6.136%, 9/12/26(1)	1,227	1,222,674
Synchrony Bank, 5.40%, 8/22/25	500	482,102
Synchrony Financial, 4.50%, 7/23/25	900	857,296
Synovus Bank/Columbus, GA:
4.00% to 10/29/25, 10/29/30(14)	782	631,750
5.625%, 2/15/28	705	639,216
Synovus Financial Corp., 5.90% to 2/7/24, 2/7/29(14)	71	66,088
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(14)	596	494,959
Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82(14)	1,998	1,992,713
Truist Financial Corp.:
5.10% to 3/1/30(14)(15)	1,053	905,540
5.867% to 6/8/33, 6/8/34(14)	2,852	2,686,380
6.047% to 6/8/26, 6/8/27(14)	1,229	1,216,058
Security	Principal Amount* (000’s omitted)	Value
Financial (continued)
U.S. Bancorp:
5.775% to 6/12/28, 6/12/29(14)	2,451	$ 2,387,114
5.836% to 6/10/33, 6/12/34(14)	1,269	1,197,843
UBS Group AG:
2.095% to 2/11/31, 2/11/32(1)(14)	1,244	921,139
4.375% to 2/10/31(1)(14)(15)	649	466,581
UniCredit SpA:
2.569% to 9/22/25, 9/22/26(1)(14)	1,339	1,227,246
5.459% to 6/30/30, 6/30/35(1)(14)	795	666,999
5.861% to 6/19/27, 6/19/32(1)(14)	200	182,137
Westpac Banking Corp., 3.02% to 11/18/31, 11/18/36(14)	618	457,872
		$ 97,466,870
Government - Multinational — 1.5%
Asian Development Bank, 3.125%, 9/26/28	1,160	$ 1,077,935
European Bank for Reconstruction & Development, 1.50%, 2/13/25	1,295	1,228,407
European Investment Bank:
1.625%, 5/13/31	2,540	2,053,330
2.375%, 5/24/27	2,741	2,525,106
2.875%, 6/13/25(1)	5,102	4,907,399
Inter-American Development Bank, 0.875%, 4/3/25(11)	1,030	963,856
International Bank for Reconstruction & Development, 3.125%, 11/20/25	2,600	2,495,486
International Finance Corp., 5.435%, (SOFR + 0.09%), 4/3/24(5)	679	679,169
		$ 15,930,688
Government - Regional — 0.2%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)	1,940	$ 1,867,704
		$ 1,867,704
Industrial — 0.3%
Berry Global, Inc., 5.50%, 4/15/28(1)	454	$ 438,867
Cemex SAB de CV, 9.125% to 3/14/28(1)(14)(15)	866	902,593
Jabil, Inc., 3.00%, 1/15/31	495	401,493
Penske Truck Leasing Co., L.P./PTL Finance Corp., 6.20%, 6/15/30(1)	890	877,786
		$ 2,620,739
Other Revenue — 0.1%
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	1,625	$ 1,305,320
		$ 1,305,320
Technology — 0.9%
Concentrix Corp.:
6.60%, 8/2/28	2,572	$ 2,483,490
6.65%, 8/2/26	1,085	1,078,868
6.85%, 8/2/33	271	250,569

21
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)	Value
Technology (continued)
Foundry JV Holdco, LLC, 5.875%, 1/25/34(1)	1,365	$ 1,305,402
Intel Corp., 5.70%, 2/10/53	1,303	1,222,829
Kyndryl Holdings, Inc.:
2.70%, 10/15/28(11)	1,481	1,218,427
3.15%, 10/15/31(11)	650	492,804
Marvell Technology, Inc., 5.75%, 2/15/29	449	445,069
Micron Technology, Inc., 2.703%, 4/15/32	230	175,755
Seagate HDD Cayman:
5.75%, 12/1/34	439	371,234
9.625%, 12/1/32(1)	757	816,800
		$ 9,861,247
Utilities — 0.6%
AES Corp. (The), 2.45%, 1/15/31	1,108	$ 853,059
Avangrid, Inc., 3.15%, 12/1/24	388	374,235
Clearway Energy Operating, LLC, 3.75%, 1/15/32(1)	472	367,454
Enel Finance International N.V., 1.375%, 7/12/26(1)	1,861	1,644,413
MidAmerican Energy Co.:
3.15%, 4/15/50	500	317,580
4.25%, 7/15/49	835	653,861
5.35%, 1/15/34	676	667,467
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	671	568,280
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	73	70,161
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	586	457,134
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	902	784,397
		$ 6,758,041
Total Corporate Bonds (identified cost $188,405,942)		$ 169,060,532

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(10)(16)	$2,500	$ 2,465,725
Total High Social Impact Investments (identified cost $2,500,000)		$ 2,465,725

Preferred Stocks — 0.2%

Security	Shares	Value
Real Estate Management & Development — 0.1%
Brookfield Property Partners, L.P.:
Series A, 5.75%	31,814	$ 405,310
Series A2, 6.375%	28,000	378,000
		$ 783,310
Security	Shares	Value
Venture Capital — 0.0%(12)
Lumni, Inc., Series B(8)(9)(10)	17,265	$ 33,192
Wind Harvest Co., Inc.(8)(9)(10)	8,696	0
		$ 33,192
Wireless Telecommunication Services — 0.1%
United States Cellular Corp.:
5.50%	53,525	$ 881,022
6.25%	4,575	83,036
		$ 964,058
Total Preferred Stocks (identified cost $3,205,535)		$ 1,780,560

Senior Floating-Rate Loans(17) — 0.1%

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., Term Loan, 7.681%, (SOFR + 2.25%), 3/15/27	$816	$ 583,393
Total Senior Floating-Rate Loans (identified cost $812,114)		$ 583,393

Sovereign Government Bonds — 0.4%

Security	Principal Amount (000’s omitted)	Value
Kreditanstalt fuer Wiederaufbau:
0.75%, 9/30/30	$591	$ 453,616
1.00%, 10/1/26	4,213	3,764,724
Total Sovereign Government Bonds (identified cost $4,764,220)		$ 4,218,340

Taxable Municipal Obligations — 0.9%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.3%
Los Angeles Unified School District, CA, 5.75%, 7/1/34(18)	$800	$ 807,584
Massachusetts, Green Bonds, 3.277%, 6/1/46	880	651,508
New York City, NY, 5.206%, 10/1/31(18)	1,275	1,253,580
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	630	515,548
		$ 3,228,220

22
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.4%
California Health Facilities Financing Authority, (No Place Like Home Program):
Social Bonds, 2.361%, 6/1/26	$935	$ 868,232
Social Bonds, 2.484%, 6/1/27	665	606,653
Social Bonds, 2.534%, 6/1/28	830	742,128
Social Bonds, 2.584%, 6/1/29	455	397,765
Social Bonds, 2.984%, 6/1/33	520	425,116
Connecticut, Special Tax Revenue, 5.459%, 11/1/30(18)	400	398,232
New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36(18)	910	916,679
		$ 4,354,805
Water and Sewer — 0.2%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$270	$ 230,761
Narragansett Bay Commission, RI, Wastewater System Revenue:
Green Bonds, 2.094%, 9/1/30	430	350,609
Green Bonds, 2.184%, 9/1/31	345	274,599
Green Bonds, 2.264%, 9/1/32	305	237,400
Green Bonds, 2.344%, 9/1/33	335	255,545
San Diego County Water Authority, CA:
Green Bonds, 1.531%, 5/1/30	360	288,795
Green Bonds, 1.701%, 5/1/31	320	250,864
Green Bonds, 1.951%, 5/1/34	190	138,529
		$ 2,027,102
Total Taxable Municipal Obligations (identified cost $11,277,625)		$ 9,610,127

U.S. Government Agencies and Instrumentalities — 0.3%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
2.668%, 8/1/24	$534	$ 521,856
2.738%, 8/1/25	534	507,701
3.435%, 8/1/34	530	458,308
3.485%, 8/1/35	295	248,440
3.585%, 8/1/37	547	453,450
U.S. International Development Finance Corp., 3.52%, 9/20/32	609	563,514
Total U.S. Government Agencies and Instrumentalities (identified cost $3,161,914)		$ 2,753,269

U.S. Government Agency Mortgage-Backed Securities — 7.0%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
3.50%, 3/1/48	$212	$ 184,986
6.00%, 6/1/53	209	206,972
Federal National Mortgage Association:
2.00%, 4/1/51	552	427,339
2.68%, 7/1/26	624	584,304
3.00%, with various maturities to 2049	1,440	1,205,045
4.00%, with various maturities to 2048	1,217	1,102,217
4.00%, 30-Year, TBA(19)	29,577	26,351,247
4.50%, 30-Year, TBA(19)	11,457	10,524,771
5.00%, 30-Year, TBA(19)	19,969	18,849,656
5.50%, 7/1/53	2,822	2,731,682
5.50%, 30-Year, TBA(19)	9,310	9,001,611
7.00%, 6/1/53	280	290,244
Government National Mortgage Association II:
2.50%, with various maturities to 2051	1,953	1,576,102
6.00%, with various maturities to 2053	1,066	1,060,942
6.50%, 6/20/53	936	949,188
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $77,714,363)		$ 75,046,306

U.S. Treasury Obligations — 9.3%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond:
1.375%, 11/15/40	$961	$ 568,930
1.375%, 8/15/50	1,708	833,984
1.875%, 2/15/41	2,040	1,316,836
1.875%, 2/15/51	335	187,842
1.875%, 11/15/51	996	555,465
2.00%, 2/15/50	1,316	768,266
2.00%, 8/15/51	7,338	4,235,975
2.25%, 2/15/52	1,804	1,107,663
2.375%, 2/15/42	12,170	8,416,078
2.875%, 5/15/43	6,612	4,901,016
2.875%, 5/15/49	815	581,579
2.875%, 5/15/52	648	459,599
3.00%, 8/15/52	720	524,841
3.125%, 5/15/48	371	277,938
3.375%, 8/15/42	93	75,372
3.625%, 2/15/53	2,957	2,446,390
3.875%, 2/15/43	1,517	1,320,501
3.875%, 5/15/43	155	134,777
4.00%, 11/15/52	2,831	2,509,858
5.375%, 2/15/31	44	46,181
6.25%, 5/15/30	37	40,373

23
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Note:
0.25%, 3/15/24	$1,111	$ 1,085,679
0.25%, 6/15/24	2,234	2,153,877
0.25%, 5/31/25	190	175,223
0.25%, 6/30/25	185	170,048
0.375%, 4/15/24	323	314,340
0.375%, 9/30/27	305	257,499
0.625%, 7/31/26	1,756	1,563,114
0.75%, 11/15/24	285	270,750
1.00%, 7/31/28	1,203	1,014,984
1.125%, 1/15/25	839	795,542
1.125%, 8/31/28	448	379,461
1.25%, 12/31/26	1,012	906,689
1.25%, 4/30/28	1,683	1,449,221
1.25%, 6/30/28	344	294,631
1.375%, 11/15/31	100	78,398
1.50%, 1/31/27	342	307,987
1.875%, 2/28/27	15,885	14,460,587
1.875%, 2/15/32	1,351	1,097,635
2.125%, 3/31/24	2,300	2,262,410
2.50%, 5/31/24	2,180	2,137,916
2.625%, 4/15/25	738	709,893
2.75%, 4/30/27	12,701	11,878,908
2.75%, 8/15/32	1,000	866,094
2.875%, 4/30/29	3,300	3,014,215
3.00%, 6/30/24	2,179	2,139,413
3.125%, 8/31/27	2,851	2,691,188
3.125%, 8/31/29	1,228	1,131,871
3.25%, 8/31/24	1,070	1,048,772
3.375%, 5/15/33	559	507,031
3.625%, 5/15/26	64	62,043
3.625%, 5/31/28	490	469,692
3.875%, 4/30/25	6,150	6,025,439
3.875%, 9/30/29	1,121	1,075,503
4.125%, 11/15/32	173	166,877
4.375%, 8/15/26	850	839,508
4.50%, 11/15/25	2,732	2,703,506
4.625%, 6/30/25	900	892,371
4.625%, 9/15/26	117	116,433
Total U.S. Treasury Obligations (identified cost $112,283,182)		$ 98,824,212

Venture Capital Limited Partnership Interests — 0.0%(12)

Security	Value
First Analysis Private Equity Fund IV, L.P.(9)(10)	$ 86,644
GEEMF Partners, L.P.(8)(9)(10)(16)	5,673
Global Environment Emerging Markets Fund, L.P.(9)(10)	35,281
Solstice Capital, L.P.(8)(9)(10)	23,805
Total Venture Capital Limited Partnership Interests (identified cost $0)	$ 151,403

Short-Term Investments — 2.1%
Affiliated Fund — 1.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(20)	18,629,438	$ 18,629,438
Total Affiliated Fund (identified cost $18,629,438)		$ 18,629,438
Securities Lending Collateral — 0.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(21)	3,376,530	$ 3,376,530
Total Securities Lending Collateral (identified cost $3,376,530)		$ 3,376,530
Total Short-Term Investments (identified cost $22,005,968)		$ 22,005,968
Total Purchased Call Options — 0.0%(12) (identified cost $45,667)		$ 46,922
Total Investments — 105.9% (identified cost $1,001,205,707)		$1,130,296,821
Other Assets, Less Liabilities — (5.9)%		$ (62,826,644)
Net Assets — 100.0%		$ 1,067,470,177

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $153,787,370 or 14.4% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2023.
(3)	Principal amount is less than $500.

24
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

(4)	Step coupon security. Interest rate represents the rate in effect at September 30, 2023.
(5)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2023.
(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at September 30, 2023.
(7)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(8)	Non-income producing security.
(9)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(10)	Restricted security. Total market value of restricted securities amounts to $5,080,648, which represents 0.4% of the net assets of the Fund as of September 30, 2023.
(11)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $6,463,488.
(12)	Amount is less than 0.05%.
(13)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2023, the aggregate value of these securities is $541,136 or 0.05% of the Fund's net assets.
(14)	Security converts to variable rate after the indicated fixed-rate coupon period.
(15)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(16)	May be deemed to be an affiliated company (see Note 8).
(17)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(18)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(19)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned.
(20)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(21)	Represents investment of cash collateral received in connection with securities lending.

Purchased Call Options (Exchange-Traded) — 0.0%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
U.S. 10-Year Treasury Note Futures 12/2023	91	$9,833,688	$110.00	11/24/23	$ 46,922
Total					$46,922

(1)	Amount is less than 0.05%.
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	162,672	CAD	219,830	State Street Bank and Trust Company	11/10/23	$ 739	$ —
USD	193,240	EUR	174,350	JPMorgan Chase Bank, N.A.	11/10/23	8,617	—
						$9,356	$ —
25
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2023
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	218	Long	12/29/23	$ 44,190,984	$ (192,546)
U.S. 5-Year Treasury Note	24	Long	12/29/23	2,528,625	6,831
U.S. 10-Year Treasury Note	50	Long	12/19/23	5,403,125	(49,196)
U.S. Long Treasury Bond	130	Long	12/19/23	14,791,563	(637,169)
U.S. Ultra-Long Treasury Bond	3	Long	12/19/23	356,063	(24,640)
U.S. 5-Year Treasury Note	(13)	Short	12/29/23	(1,369,672)	11,705
U.S. Ultra 10-Year Treasury Note	(91)	Short	12/19/23	(10,152,188)	321,985
U.S. Ultra-Long Treasury Bond	(16)	Short	12/19/23	(1,899,000)	103,844
					$(459,186)
Restricted Securities
Description	Acquisition Dates	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$2,500,000
First Analysis Private Equity Fund IV, L.P.	2/25/02-7/6/11	0
GEEMF Partners, L.P.	2/28/97	0
Global Environment Emerging Markets Fund, L.P.	1/14/94-2/1/95	0
Learn Capital Venture Partners III, L.P., Common Stock	8/30/16-3/1/23	873,242
Lumni, Inc., Series B, Preferred	8/8/13	116,367
Neighborhood Bancorp, Class A, Common Stock	6/25/97	100,001
Solstice Capital, L.P.	6/26/01-6/17/08	0
Wind Harvest Co., Inc., Preferred	5/16/94	100,000

Abbreviations:
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
CAD	– Canadian Dollar
EUR	– Euro
USD	– United States Dollar
26
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2023
Schedule of Investments

Asset-Backed Securities — 15.3%

Security	Principal Amount (000's omitted)*		Value
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)		5,545	$ 4,637,559
Cologix Canadian Issuer, L.P., Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	5,300	3,487,094
Cologix Data Centers US Issuer, LLC:
Series 2021-1A, Class A2, 3.30%, 12/26/51(1)		13,910	12,270,910
Series 2021-1A, Class B, 3.79%, 12/26/51(1)		5,985	5,199,912
Conn's Receivables Funding, LLC:
Series 2022-A, Class B, 9.52%, 12/15/26(1)		9,430	9,470,122
Series 2022-A, Class C, 0.00%, 12/15/26(1)		9,900	8,454,966
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)		5,184	4,473,349
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)		652	594,232
Diamond Infrastructure Funding, LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)		5,977	5,116,482
Series 2021-1A, Class C, 3.475%, 4/15/49(1)		1,193	1,038,271
Diamond Issuer, Series 2021-1A, Class A, 2.305%, 11/20/51(1)		13,147	11,211,994
Driven Brands Funding, LLC:
Series 2018-1A, Class A2, 4.739%, 4/20/48(1)		8,479	8,190,278
Series 2019-1A, Class A2, 4.641%, 4/20/49(1)		5,454	5,157,871
Enterprise Fleet Financing, LLC, Series 2023-1, Class A2, 5.51%, 1/22/29(1)		13,390	13,285,308
ExteNet, LLC, Series 2019-1A, Class A2, 3.204%, 7/25/49(1)		6,921	6,655,905
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27		1,946	1,783,133
FMC GMSR Issuer Trust:
Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(2)		5,210	4,288,169
Series 2022-GT1, Class A, 6.19%, 4/25/27(1)		4,391	4,082,727
Series 2022-GT2, Class A, 7.90%, 7/25/27(1)		6,200	6,118,489
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)		1,167	1,082,086
GoodLeap Sustainable Home Solutions Trust:
Series 2021-5CS, Class A, 2.31%, 10/20/48(1)		3,402	2,566,899
Series 2022-2CS, Class A, 4.00%, 4/20/49(1)		9,199	7,913,348
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)		2,067	1,744,405
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)		3,602	3,317,984
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)		1,673	1,624,880
Series 2021-3, Class B, 0.76%, 2/26/29(1)		1,886	1,803,779
LAD Auto Receivables Trust, Series 2023-1A, Class A2, 5.68%, 10/15/26(1)		2,788	2,781,705
Loanpal Solar Loan, Ltd., Series 2020-3GS, Class A, 2.47%, 12/20/47(1)		1,960	1,480,937
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)		719	513,625
Series 2020-1A, Class C, 6.413%, 2/15/45(1)		391	89,124
Security	Principal Amount (000's omitted)*	Value
Marlette Funding Trust, Series 2023-1A, Class A, 6.07%, 4/15/33(1)	9,007	$ 8,992,001
Mosaic Solar Loan Trust:
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	1,801	1,630,721
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	6,058	5,235,742
Series 2019-2A, Class C, 4.35%, 9/20/40(1)	0 (3)	78
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	619	523,050
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	518	443,222
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	1,263	1,020,174
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	1,573	1,224,607
Series 2022-2A, Class B, 5.13%, 1/21/53(1)	5,544	4,816,788
Mosaic Solar Loans, LLC, Series 2017-1A, Class A, 4.45%, 6/20/42(1)	93	87,150
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	5,303	4,442,356
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	6,681	6,025,696
OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.13%, 5/14/35(1)	8,670	8,328,395
Oportun Funding XIII, LLC, Series 2019-A, Class A, 3.08%, 8/8/25(1)	1,837	1,822,612
Oportun Funding XIV, LLC:
Series 2021-A, Class B, 1.76%, 3/8/28(1)	1,226	1,174,215
Series 2021-A, Class C, 3.44%, 3/8/28(1)	2,650	2,556,472
Oportun Funding, LLC, Series 2022-1, Class A, 3.25%, 6/15/29(1)	1,862	1,845,225
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	6,319	5,773,866
Series 2021-B, Class B, 1.96%, 5/8/31(1)	1,694	1,541,065
Series 2021-C, Class A, 2.18%, 10/8/31(1)	30,475	27,735,090
Series 2022-3, Class B, 8.533%, 1/8/30(1)	7,784	7,862,698
Pagaya AI Debt Selection Trust:
Series 2021-2, 3.00%, 1/25/29(1)	1,921	1,856,238
Series 2021-3, Class A, 1.15%, 5/15/29(1)	1,024	1,020,189
Series 2021-5, Class B, 2.63%, 8/15/29(1)	3,856	3,720,271
Series 2021-5, Class C, 3.93%, 8/15/29(1)	2,903	2,533,224
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	1,269	1,222,528
Series 2022-1, Class A, 2.03%, 10/15/29(1)	4,050	3,965,833
Planet Fitness Master Issuer, LLC, Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	3,095	2,588,210
Retained Vantage Data Centers Issuer, LLC, Series 2023-1A, Class A2A, 5.00%, 9/15/48(1)	14,860	13,425,430
SBA Tower Trust, Series 2014-2A, Class C, 3.869% to 10/15/23, 10/15/49(1)(4)	3,300	3,212,753
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	1,917	1,626,119
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	2,256	1,778,691
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	10,421	9,554,368
SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, 5/15/31(1)	2,068	2,063,720

27
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	1,011	$ 1,010,449
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	4,468	4,062,142
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	2,967	2,695,273
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	10,244	10,145,407
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	2,140	2,052,452
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	4,099	3,724,347
Sunnova Helios II Issuer, LLC:
Series 2019-AA, Class A, 3.75%, 6/20/46(1)	1,798	1,588,559
Series 2021-B, Class A, 1.62%, 7/20/48(1)	8,563	7,042,868
Sunnova Helios IV Issuer, LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	3,111	2,772,039
Sunnova Helios V Issuer, LLC, Series 2021-A, Class A, 1.80%, 2/20/48(1)	869	732,121
Sunnova Helios X Issuer, LLC, Series 2022-C, Class B, 5.60%, 11/22/49(1)	6,639	6,211,627
Sunnova Helios XII Issuer, LLC:
Series 2023-B, Class A, 5.30%, 8/22/50(1)	9,006	8,588,689
Series 2023-B, Class B, 5.60%, 8/22/50(1)	2,857	2,653,195
Sunnova Sol II Issuer, LLC:
Series 2020-2A, Class A, 2.73%, 11/1/55(1)	8,552	6,732,896
Series 2020-2A, Class B, 5.47%, 11/1/55(1)	2,099	1,666,241
Sunnova Sol Issuer, LLC:
Series 2020-1A, Class A, 3.35%, 2/1/55(1)	1,315	1,105,636
Series 2020-1A, Class B, 5.54%, 2/1/55(1)	4,333	3,609,463
Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)	2,633	2,292,235
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	3,850	3,050,553
Sunrun Jupiter Issuer, LLC, Series 2022-1A, Class A, 4.75%, 7/30/57(1)	24,289	21,179,085
Sunrun Vulcan Issuer, LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(1)	3,113	2,570,685
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	1,228	1,075,975
Theorem Funding Trust, Series 2022-3A, Class A, 7.60%, 4/15/29(1)	1,916	1,926,127
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	2,852	2,538,140
Vantage Data Centers Issuer, LLC:
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	7,013	6,813,419
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	10,830	9,072,054
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	3,726	3,265,577
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	5,597	4,395,979
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	1,961	1,584,008
Security	Principal Amount (000's omitted)*	Value
Willis Engine Structured Trust V: (continued)
Series 2020-A, Class C, 6.657%, 3/15/45(1)	624	$ 449,885
Total Asset-Backed Securities (identified cost $445,323,361)		$ 408,691,466

Collateralized Mortgage Obligations — 6.5%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 7.065%, (30-day average SOFR + 1.75%), 3/25/31(1)(5)	$58	$ 58,434
Series 2021-1A, Class M1B, 7.515%, (30-day average SOFR + 2.20%), 3/25/31(1)(5)	1,550	1,560,708
Series 2021-2A, Class M1A, 6.515%, (30-day average SOFR + 1.20%), 6/25/31(1)(5)	4,142	4,144,445
Series 2021-3A, Class A2, 6.315%, (30-day average SOFR + 1.00%), 9/25/31(1)(5)	3,470	3,441,928
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	7,779	6,840,625
CHNGE Mortgage Trust:
Series 2023-2, Class A3, 7.436% to 5/25/26, 6/25/58(1)(4)	5,500	5,407,137
Series 2023-4, Class A1, 7.573% to 8/25/26, 9/25/58(1)(4)	7,080	7,117,865
Federal Home Loan Mortgage Corp., Series 5324, Class MZ, 6.00%, 7/25/53	655	607,169
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-DNA3, Class B2, 13.579%, (30-day average SOFR + 8.264%), 7/25/49(1)(5)	2,905	3,226,796
Series 2019-DNA4, Class M2, 7.379%, (30-day average SOFR + 2.064%), 10/25/49(1)(5)	83	83,786
Series 2019-HQA3, Class B1, 8.429%, (30-day average SOFR + 3.114%), 9/25/49(1)(5)	3,974	4,154,877
Series 2019-HQA4, Class B1, 8.379%, (30-day average SOFR + 3.064%), 11/25/49(1)(5)	2,673	2,753,346
Series 2020-HQA2, Class B1, 9.529%, (30-day average SOFR + 4.214%), 3/25/50(1)(5)	5,321	5,802,653
Series 2021-DNA2, Class B1, 8.715%, (30-day average SOFR + 3.40%), 8/25/33(1)(5)	7,095	7,291,803
Series 2021-DNA3, Class M1, 6.065%, (30-day average SOFR + 0.75%), 10/25/33(1)(5)	903	901,748
Series 2022-DNA2, Class M1A, 6.615%, (30-day average SOFR + 1.30%), 2/25/42(1)(5)	4,553	4,552,380
Series 2022-HQA1, Class M1A, 7.415%, (30-day average SOFR + 2.10%), 3/25/42(1)(5)	1,160	1,173,344
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 10.679%, (30-day average SOFR + 5.364%), 10/25/23(5)	720	723,635
Series 2014-C02, Class 2M2, 8.029%, (30-day average SOFR + 2.714%), 5/25/24(5)	318	321,477
Series 2014-C03, Class 2M2, 8.329%, (30-day average SOFR + 3.014%), 7/25/24(5)	376	380,229

28
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities: (continued)
Series 2018-R07, Class 1M2, 7.829%, (30-day average SOFR + 2.514%), 4/25/31(1)(5)	$115	$ 116,070
Series 2019-R01, Class 2B1, 9.779%, (30-day average SOFR + 4.464%), 7/25/31(1)(5)	10,565	11,256,946
Series 2019-R02, Class 1B1, 9.579%, (30-day average SOFR + 4.264%), 8/25/31(1)(5)	4,692	4,951,150
Series 2019-R03, Class 1B1, 9.529%, (30-day average SOFR + 4.214%), 9/25/31(1)(5)	4,825	5,092,515
Series 2019-R06, Class 2B1, 9.179%, (30-day average SOFR + 3.864%), 9/25/39(1)(5)	20,766	21,331,200
Series 2019-R07, Class 1B1, 8.829%, (30-day average SOFR + 3.514%), 10/25/39(1)(5)	9,454	9,664,529
Series 2020-R01, Class 2B1, 8.679%, (30-day average SOFR + 3.364%), 1/25/40(1)(5)	3,000	3,033,713
Series 2020-R02, Class 2B1, 8.429%, (30-day average SOFR + 3.114%), 1/25/40(1)(5)	4,570	4,620,578
Series 2021-R01, Class 1B2, 11.315%, (30-day average SOFR + 6.00%), 10/25/41(1)(5)	10,132	10,304,541
Series 2021-R02, Class 2B1, 8.615%, (30-day average SOFR + 3.30%), 11/25/41(1)(5)	1,647	1,659,746
Government National Mortgage Association:
Series 2023-84, Class DL, 6.00%, 6/20/53	2,863	2,798,852
Series 2023-84, Class MW, 6.00%, 6/20/53	2,992	2,924,191
Series 2023-116, Class CY, 6.00%, 8/20/53	7,271	7,111,467
Series 2023-149, Class S, 5.505%, (21.45% - 30-day average SOFR x 3.00), 9/1/53(6)	2,000	1,994,628
Home Re, Ltd., Series 2021-1, Class M2, 8.284%, (30-day average SOFR + 2.964%), 7/25/33(1)(5)	2,500	2,507,175
LHOME Mortgage Trust, Series 2023-RTL3, Class A1, 8.00%, 8/25/28(1)(2)	4,911	4,911,851
PNMAC GMSR Issuer Trust:
Series 2018-GT1, Class A, 9.284%, (1 mo. SOFR + 3.85%), 2/25/25(1)(5)	7,588	7,587,242
Series 2018-GT2, Class A, 8.084%, (1 mo. SOFR + 2.65%), 8/25/25(1)(5)	2,555	2,555,100
Series 2021-FT1, Class A, 8.434%, (1 mo. SOFR + 3.00%), 3/25/26(1)(5)	1,360	1,327,970
Series 2022-GT1, Class A, 9.565%, (30-day average SOFR + 4.25%), 5/25/27(1)(5)	4,680	4,692,895
Radnor Re, Ltd., Series 2021-2, Class M1A, 7.165%, (30-day average SOFR + 1.85%), 11/25/31(1)(5)	2,006	2,009,061
Total Collateralized Mortgage Obligations (identified cost $170,252,781)		$ 172,995,805

Commercial Mortgage-Backed Securities — 10.0%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.843%, 11/5/32(1)(2)	$9,685	$ 6,061,156
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(2)	4,805	1,063,686
Security	Principal Amount (000's omitted)	Value
BPR Trust, Series 2022-SSP, Class A, 8.332%, (1 mo. SOFR + 3.00%), 5/15/39(1)(5)	$5,810	$ 5,806,358
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 6.367%, (1 mo. SOFR + 1.034%), 10/15/36(1)(5)	11,903	11,872,758
Series 2019-XL, Class B, 6.527%, (1 mo. SOFR + 1.194%), 10/15/36(1)(5)	2,690	2,674,424
Series 2021-VOLT, Class B, 6.397%, (1 mo. SOFR + 1.064%), 9/15/36(1)(5)	10,584	10,244,521
Series 2021-VOLT, Class C, 6.547%, (1 mo. SOFR + 1.214%), 9/15/36(1)(5)	6,226	5,992,429
Series 2021-VOLT, Class D, 7.097%, (1 mo. SOFR + 1.764%), 9/15/36(1)(5)	7,717	7,377,222
CSMC:
Series 2018-SITE, Class A, 4.284%, 4/15/36(1)	6,575	6,426,197
Series 2020-TMIC, Class A, 8.948%, (1 mo. SOFR + 3.614%), 12/15/35(1)(5)	4,710	4,706,659
Series 2021-4SZN, Class A, 9.30%, (1 mo. SOFR + 3.967%), 11/15/23(1)(5)	5,199	5,042,775
Series 2021-BPNY, Class A, 9.162%, (1 mo. SOFR + 3.829%), 8/15/26(1)(5)	3,000	2,635,713
Series 2022-NWPT, Class A, 8.475%, (1 mo. SOFR + 3.143%), 9/9/24(1)(5)	5,285	5,341,169
Extended Stay America Trust:
Series 2021-ESH, Class A, 6.527%, (1 mo. SOFR + 1.194%), 7/15/38(1)(5)	9,565	9,492,822
Series 2021-ESH, Class C, 7.147%, (1 mo. SOFR + 1.814%), 7/15/38(1)(5)	8,600	8,484,005
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	19,890	17,163,708
Series KG03, Class A2, 1.297%, 6/25/30(2)	4,615	3,608,466
Series KG08, Class A2, 4.134%, 5/25/33(2)	6,737	6,164,788
Series KSG1, Class A2, 1.503%, 9/25/30	4,386	3,458,265
Series KW06, Class A2, 3.80%, 6/25/28(2)	5,335	5,015,357
Series W5FX, Class AFX, 3.336%, 4/25/28(2)	1,896	1,747,207
Federal National Mortgage Association:
Series 2017-M13, Class A2, 3.029%, 9/25/27(2)	4,936	4,553,064
Series 2018-M4, Class A2, 3.166%, 3/25/28(2)	5,218	4,813,550
Series 2018-M13, Class A2, 3.866%, 9/25/30(2)	13,564	12,530,293
Series 2019-M1, Class A2, 3.665%, 9/25/28(2)	7,693	7,196,854
Series 2019-M22, Class A2, 2.522%, 8/25/29	10,779	9,391,317
Series 2020-M1, Class A2, 2.444%, 10/25/29	13,443	11,558,754
Series 2020-M20, Class A2, 1.435%, 10/25/29	5,500	4,423,162
Series 2023-M1S, Class A2, 4.656%, 4/25/33(2)	16,881	15,965,517
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 8.679%, (30-day average SOFR + 3.364%), 10/25/49(1)(5)	7,727	7,556,237
Series 2020-01, Class M10, 9.179%, (30-day average SOFR + 3.864%), 3/25/50(1)(5)	6,085	5,950,502
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 6.529%, (1 mo. SOFR + 1.197%), 5/15/38(1)(5)	16,052	15,944,751
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,335	342,019

29
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
JPMorgan Chase Commercial Mortgage Securities Trust: (continued)
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(2)	$385	$ 26,195
Med Trust:
Series 2021-MDLN, Class D, 7.447%, (1 mo. SOFR + 2.114%), 11/15/38(1)(5)	6,753	6,489,239
Series 2021-MDLN, Class E, 8.597%, (1 mo. SOFR + 3.264%), 11/15/38(1)(5)	2,329	2,219,986
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 7.322%, (1 mo. SOFR + 1.992%), 5/15/36(1)(5)(7)	7,250	6,986,162
VMC Finance, LLC:
Series 2021-HT1, Class A, 7.095%, (1 mo. SOFR + 1.764%), 1/18/37(1)(5)	6,306	6,169,458
Series 2021-HT1, Class B, 9.945%, (1 mo. SOFR + 4.614%), 1/18/37(1)(5)	13,365	12,677,066
WFLD Mortgage Trust:
Series 2014-MONT, Class B, 3.88%, 8/10/31(1)(2)	1,330	885,096
Series 2014-MONT, Class C, 3.88%, 8/10/31(1)(2)	2,700	1,472,812
Total Commercial Mortgage-Backed Securities (identified cost $293,609,557)		$ 267,531,719

Convertible Bonds — 0.3%

Security	Principal Amount (000's omitted)	Value
Consumer, Cyclical — 0.0%(8)
Ford Motor Co., 0.00%, 3/15/26	$675	$ 666,563
		$ 666,563
Consumer, Non-cyclical — 0.1%
BioMarin Pharmaceutical, Inc., 0.599%, 8/1/24	$575	$ 559,187
Block, Inc., 0.125%, 3/1/25	650	606,450
Dexcom, Inc., 0.25%, 11/15/25	550	521,125
Jazz Investments I, Ltd., 2.00%, 6/15/26	550	562,719
		$ 2,249,481
Energy — 0.0%(8)
NextEra Energy Partners, L.P., 2.50%, 6/15/26(1)	$800	$ 682,400
		$ 682,400
Financial — 0.1%
Ares Capital Corp., 4.625%, 3/1/24	$750	$ 764,531
		$ 764,531
Technology — 0.1%
Akamai Technologies, Inc., 1.125%, 2/15/29(1)	$600	$ 608,100
BILL Holdings, Inc., 0.00%, 12/1/25	550	555,500
Rapid7, Inc., 0.25%, 3/15/27	650	556,969
Security	Principal Amount (000's omitted)	Value
Technology (continued)
Tyler Technologies, Inc., 0.25%, 3/15/26(9)	$650	$ 630,825
		$ 2,351,394
Utilities — 0.0%(8)
NRG Energy, Inc., 2.75%, 6/1/48	$600	$ 637,800
		$ 637,800
Total Convertible Bonds (identified cost $7,649,490)		$ 7,352,169

Corporate Bonds — 37.8%

Security	Principal Amount (000’s omitted)	Value
Basic Materials — 0.6%
Celanese U.S. Holdings, LLC:
6.35%, 11/15/28	$4,205	$ 4,154,312
6.55%, 11/15/30	5,100	4,993,581
6.70%, 11/15/33	2,845	2,771,451
South32 Treasury, Ltd., 4.35%, 4/14/32(1)	4,488	3,789,101
		$ 15,708,445
Communications — 1.5%
AT&T, Inc.:
3.55%, 9/15/55	$11,437	$ 7,008,439
3.65%, 6/1/51	8,865	5,720,247
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	16,467	11,526,673
Nokia Oyj, 4.375%, 6/12/27	1,590	1,473,731
Rogers Communications, Inc., 4.55%, 3/15/52	15,669	11,441,319
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	2,440	1,645,407
SES S.A., 5.30%, 4/4/43(1)	1,457	982,480
		$ 39,798,296
Consumer, Cyclical — 2.6%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26(1)	$10,085	$ 9,858,782
Bath & Body Works, Inc., 7.60%, 7/15/37	2,744	2,411,387
Delta Air Lines, Inc./SkyMiles IP, Ltd.:
4.50%, 10/20/25(1)	3,825	3,716,723
4.75%, 10/20/28(1)	4,954	4,709,828
Dick's Sporting Goods, Inc., 4.10%, 1/15/52	12,954	7,877,240
Ford Motor Credit Co., LLC, 7.35%, 11/4/27	6,678	6,826,025
General Motors Financial Co., Inc.:
4.30%, 4/6/29	4,145	3,720,690
5.85%, 4/6/30(9)	12,775	12,244,969
Lithia Motors, Inc.:
3.875%, 6/1/29(1)	4,400	3,713,160
4.375%, 1/15/31(1)(9)	7,749	6,418,474

30
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Consumer, Cyclical (continued)
WarnerMedia Holdings, Inc.:
5.05%, 3/15/42	$3,835	$ 2,968,074
5.391%, 3/15/62	4,972	3,675,571
		$ 68,140,923
Consumer, Non-cyclical — 2.1%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	$1,014	$ 922,922
4.25%, 11/1/29(1)	5,174	4,585,340
Centene Corp.:
2.50%, 3/1/31	6,085	4,681,730
3.375%, 2/15/30	2,435	2,033,729
4.25%, 12/15/27	2,693	2,485,006
Coca-Cola Europacific Partners PLC, 1.50%, 1/15/27(1)	2,149	1,880,575
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	3,930	2,926,926
Conservation Fund (The), 3.474%, 12/15/29	3,965	3,350,616
CVS Health Corp.:
5.25%, 1/30/31	8,230	7,911,895
5.875%, 6/1/53	3,407	3,153,319
CVS Pass-Through Trust, 6.036%, 12/10/28	1,089	1,077,427
Doris Duke Charitable Foundation (The), 2.345%, 7/1/50	10,210	5,670,732
Ford Foundation (The), 2.415%, 6/1/50	6,560	3,826,854
Kaiser Foundation Hospitals, 3.15%, 5/1/27	4,091	3,830,319
Natura & Co. Luxembourg Holdings S.a.r.l., 6.00%, 4/19/29(1)	1,330	1,222,256
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)(9)	1,049	901,834
President and Fellows of Harvard College, 3.619%, 10/1/37	1,000	826,399
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)	4,632	3,325,197
3.00%, 10/15/30(1)	1,114	852,439
		$ 55,465,515
Energy — 0.4%
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	$5,174	$ 4,427,159
5.00%, 1/31/28(1)	7,060	6,415,175
		$ 10,842,334
Financial — 21.6%
ABN AMRO Bank NV, 6.339% to 9/18/26, 9/18/27(1)(10)	$5,700	$ 5,688,190
Affiliated Managers Group, Inc., 3.30%, 6/15/30	3,042	2,530,197
AIB Group PLC, 6.608% to 9/13/28, 9/13/29(1)(10)	4,641	4,624,718
Ally Financial, Inc., 8.00%, 11/1/31	9,250	9,347,121
American Assets Trust, L.P., 3.375%, 2/1/31	2,454	1,840,191
American National Group, LLC, 6.144%, 6/13/32(1)	6,355	5,756,811
Ameriprise Financial, Inc., 5.15%, 5/15/33	5,697	5,387,380
Andrew W. Mellon Foundation (The), 0.947%, 8/1/27	5,050	4,328,690
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(10)	6,352	5,899,705
Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Aviation Capital Group, LLC:
6.25%, 4/15/28(1)	$5,275	$ 5,163,398
6.375%, 7/15/30(1)	5,930	5,747,537
Banco Santander S.A.:
4.175% to 3/24/27, 3/24/28(10)	1,200	1,108,574
5.294%, 8/18/27	9,600	9,287,247
6.921%, 8/8/33	7,200	6,889,443
Bank of America Corp.:
1.734% to 7/22/26, 7/22/27(10)	8,928	7,914,031
1.898% to 7/23/30, 7/23/31(10)	3,540	2,691,372
1.922% to 10/24/30, 10/24/31(10)	1,865	1,407,735
2.087% to 6/14/28, 6/14/29(10)	4,867	4,076,076
2.299% to 7/21/31, 7/21/32(10)	5,365	4,067,828
2.456% to 10/22/24, 10/22/25(10)	8,268	7,942,871
2.551% to 2/4/27, 2/4/28(10)	9,133	8,147,633
3.824% to 1/20/27, 1/20/28(10)	7,533	6,998,975
3.846% to 3/8/32, 3/8/37(10)	5,351	4,356,310
4.571% to 4/27/32, 4/27/33(10)	5,020	4,459,417
5.819% to 9/15/28, 9/15/29(10)	13,095	12,939,720
5.872% to 9/15/33, 9/15/34(10)	8,717	8,487,773
6.204% to 11/10/27, 11/10/28(10)	4,060	4,079,847
BBVA Bancomer S.A./Texas:
1.875%, 9/18/25(1)	5,136	4,715,045
5.125% to 1/18/28, 1/18/33(1)(10)	1,686	1,453,011
BNP Paribas S.A.:
7.75% to 8/16/29(1)(10)(11)	3,725	3,545,322
9.25% to 11/17/27(1)(9)(10)(11)	5,958	6,110,406
Boston Properties, L.P., 2.45%, 10/1/33(9)	4,993	3,412,330
BPCE S.A., 3.648% to 1/14/32, 1/14/37(1)(10)	6,559	5,053,880
Broadstone Net Lease, LLC, 2.60%, 9/15/31	3,193	2,239,264
CaixaBank S.A., 6.208% to 1/18/28, 1/18/29(1)(10)	5,889	5,765,777
Capital One Financial Corp.:
3.273% to 3/1/29, 3/1/30(10)	5,920	4,955,541
4.20%, 10/29/25	2,950	2,813,584
CBRE Services, Inc., 5.95%, 8/15/34	7,075	6,681,742
Charles Schwab Corp. (The), 6.136% to 8/24/33, 8/24/34(10)	6,357	6,187,307
CI Financial Corp.:
3.20%, 12/17/30	5,188	3,939,127
4.10%, 6/15/51	7,934	4,599,364
Citigroup, Inc., 4.00% to 12/10/25(10)(11)	3,895	3,416,893
Corporate Office Properties, L.P., 2.90%, 12/1/33	7,196	5,054,970
Discover Bank, 5.974%, 8/9/28	592	542,250
EPR Properties:
3.75%, 8/15/29	6,930	5,573,494
4.50%, 6/1/27	6,725	6,024,768
4.95%, 4/15/28	3,398	3,014,027
Extra Space Storage, L.P.:
2.40%, 10/15/31	6,172	4,729,281

31
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Extra Space Storage, L.P.: (continued)
2.55%, 6/1/31	$4,159	$ 3,241,771
5.50%, 7/1/30	7,020	6,793,870
F&G Annuities & Life, Inc., 7.40%, 1/13/28	12,568	12,556,145
Fifth Third Bancorp, 6.339% to 7/27/28, 7/27/29(10)	5,583	5,518,235
GA Global Funding Trust, 2.25%, 1/6/27(1)	11,309	9,918,596
Global Atlantic Fin Co., 3.125%, 6/15/31(1)	10,748	7,671,484
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	13,833	12,310,102
3.75%, 9/15/30(1)(9)	6,000	4,599,027
6.00%, 4/15/25(1)	6,528	6,359,176
HSBC Holdings PLC:
6.161% to 3/9/28, 3/9/29(10)	6,451	6,389,586
7.39% to 11/3/27, 11/3/28(10)	9,912	10,258,148
Intesa Sanpaolo SpA:
7.00%, 11/21/25(1)	2,208	2,235,788
8.248% to 11/21/32, 11/21/33(1)(10)	11,790	11,892,486
Iron Mountain, Inc., 4.50%, 2/15/31(1)	7,198	5,928,262
Jefferies Financial Group, Inc., 5.875%, 7/21/28	8,017	7,850,558
JPMorgan Chase & Co.:
1.47% to 9/22/26, 9/22/27(10)	8,125	7,120,807
1.578% to 4/22/26, 4/22/27(10)	8,750	7,810,916
2.545% to 11/8/31, 11/8/32(10)	2,543	1,969,009
4.005% to 4/23/28, 4/23/29(10)	5,123	4,723,947
KeyBank N.A., 5.85%, 11/15/27	7,526	7,161,595
KeyCorp, 4.789% to 6/1/32, 6/1/33(10)	3,250	2,710,970
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	4,662	2,972,352
KKR Group Finance Co. X, LLC, 3.25%, 12/15/51(1)	2,785	1,633,556
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(10)	5,399	4,447,507
Macquarie Bank, Ltd., 6.798%, 1/18/33(1)	5,858	5,754,013
National Bank of Canada, 0.55% to 11/15/23, 11/15/24(10)	4,701	4,666,300
Newmark Group, Inc., 6.125%, 11/15/23	3,000	2,997,315
OneMain Finance Corp., 3.50%, 1/15/27	10,150	8,701,138
PNC Financial Services Group, Inc. (The), Series W, 6.25% to 3/15/30(10)(11)	9,555	8,214,573
Radian Group, Inc., 4.875%, 3/15/27	4,207	3,935,396
Rocket Mortgage, LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/1/31(1)	8,074	6,448,583
SITE Centers Corp., 3.625%, 2/1/25	4,767	4,540,562
Societe Generale S.A.:
6.221% to 6/15/32, 6/15/33(1)(10)	4,545	4,121,595
9.375% to 11/22/27(1)(10)(11)	3,472	3,410,775
Standard Chartered PLC, 1.822% to 11/23/24, 11/23/25(1)(10)	3,977	3,759,407
Stifel Financial Corp., 4.00%, 5/15/30	4,782	4,046,103
Sun Communities Operating, L.P.:
4.20%, 4/15/32	5,200	4,440,418
5.70%, 1/15/33	4,587	4,343,584
Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Swedbank AB:
5.337%, 9/20/27(1)	$3,525	$ 3,418,811
6.136%, 9/12/26(1)	8,620	8,589,608
Synchrony Bank:
5.40%, 8/22/25	3,488	3,363,145
5.625%, 8/23/27	568	530,502
Synchrony Financial, 4.50%, 7/23/25	9,400	8,953,983
Synovus Bank/Columbus, GA:
4.00% to 10/29/25, 10/29/30(10)	6,445	5,206,683
5.625%, 2/15/28	4,830	4,379,309
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(10)	3,024	2,511,335
Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82(10)	12,137	12,104,884
Truist Financial Corp.:
5.10% to 3/1/30(10)(11)	4,856	4,175,975
5.867% to 6/8/33, 6/8/34(10)	17,006	16,018,433
6.047% to 6/8/26, 6/8/27(10)	7,876	7,793,061
U.S. Bancorp:
5.775% to 6/12/28, 6/12/29(10)	10,580	10,304,231
5.836% to 6/10/33, 6/12/34(10)	6,968	6,577,281
UBS Group AG:
2.095% to 2/11/31, 2/11/32(1)(10)	6,300	4,664,932
4.375% to 2/10/31(1)(10)(11)	2,686	1,931,028
UniCredit SpA:
2.569% to 9/22/25, 9/22/26(1)(10)	6,576	6,027,161
5.459% to 6/30/30, 6/30/35(1)(10)	4,317	3,621,933
Westpac Banking Corp., 3.02% to 11/18/31, 11/18/36(10)	3,746	2,775,388
		$ 577,397,511
Government - Multinational — 4.0%
Asian Development Bank, 3.125%, 9/26/28	$5,500	$ 5,110,897
European Bank for Reconstruction & Development, 1.50%, 2/13/25	7,640	7,247,127
European Investment Bank:
1.625%, 5/13/31	14,990	12,117,881
2.375%, 5/24/27	17,185	15,831,432
2.875%, 6/13/25(1)	42,948	41,309,871
Inter-American Development Bank, 0.875%, 4/3/25	6,067	5,677,395
International Bank for Reconstruction & Development:
0.875%, 7/15/26	5,000	4,476,852
3.125%, 11/20/25	12,050	11,565,616
International Finance Corp., 5.435%, (SOFR + 0.09%), 4/3/24(5)	4,067	4,068,010
		$ 107,405,081
Government - Regional — 0.4%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)	$12,390	$ 11,928,273
		$ 11,928,273

32
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Industrial — 0.7%
Berry Global, Inc., 5.50%, 4/15/28(1)	$3,145	$ 3,040,169
Cemex SAB de CV, 9.125% to 3/14/28(1)(10)(11)	4,648	4,844,401
Jabil, Inc., 3.00%, 1/15/31	2,950	2,392,741
Penske Truck Leasing Co., L.P./PTL Finance Corp., 6.20%, 6/15/30(1)	5,150	5,079,323
SMBC Aviation Capital Finance DAC, 3.55%, 4/15/24(1)	3,200	3,155,535
		$ 18,512,169
Other Revenue — 0.3%
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	$9,400	$ 7,550,776
		$ 7,550,776
Technology — 2.4%
Concentrix Corp.:
6.60%, 8/2/28	$14,829	$ 14,318,694
6.65%, 8/2/26	7,645	7,601,793
Foundry JV Holdco, LLC, 5.875%, 1/25/34(1)	7,974	7,625,842
Intel Corp., 5.70%, 2/10/53	8,647	8,114,967
Kyndryl Holdings, Inc.:
2.70%, 10/15/28	11,789	9,698,875
3.15%, 10/15/31	2,935	2,225,199
Marvell Technology, Inc., 5.75%, 2/15/29	3,167	3,139,270
Micron Technology, Inc., 2.703%, 4/15/32	1,544	1,179,855
Seagate HDD Cayman:
5.75%, 12/1/34	6,242	5,278,461
9.625%, 12/1/32(1)	5,596	6,035,242
		$ 65,218,198
Utilities — 1.2%
AES Corp. (The), 2.45%, 1/15/31	$4,180	$ 3,218,218
Clearway Energy Operating, LLC, 3.75%, 1/15/32(1)	2,429	1,890,989
Enel Finance International N.V., 1.375%, 7/12/26(1)	11,675	10,316,241
MidAmerican Energy Co.:
3.15%, 4/15/50	3,240	2,057,920
4.25%, 7/15/49	4,815	3,770,467
5.35%, 1/15/34	3,187	3,146,770
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	324	311,398
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	3,518	2,744,365
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	5,126	4,457,672
		$ 31,914,040
Total Corporate Bonds (identified cost $1,123,682,687)		$1,009,881,561

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(12)(13)	$5,000	$ 4,931,450
Total High Social Impact Investments (identified cost $5,000,000)		$ 4,931,450

Preferred Stocks — 0.4%

Security	Shares	Value
Real Estate Management & Development — 0.2%
Brookfield Property Partners, L.P.:
Series A, 5.75%	97,843	$ 1,246,520
Series A2, 6.375%	211,400	2,853,900
		$ 4,100,420
Wireless Telecommunication Services — 0.2%
United States Cellular Corp.:
5.50%	304,275	$ 5,008,366
6.25%	40,000	726,000
		$ 5,734,366
Total Preferred Stocks (identified cost $16,618,792)		$ 9,834,786

Senior Floating-Rate Loans(14) — 0.1%

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., Term Loan, 7.681%, (SOFR + 2.25%), 3/15/27	$5,037	$ 3,599,794
Total Senior Floating-Rate Loans (identified cost $5,016,231)		$ 3,599,794

Sovereign Government Bonds — 1.4%

Security	Principal Amount (000’s omitted)	Value
Kreditanstalt fuer Wiederaufbau:
0.75%, 9/30/30	$3,653	$ 2,803,824
1.00%, 10/1/26	25,266	22,577,620
1.75%, 9/14/29	14,365	12,216,792
Total Sovereign Government Bonds (identified cost $43,127,281)		$ 37,598,236

33
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2023
Schedule of Investments — continued

Taxable Municipal Obligations — 1.9%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.5%
Commonwealth of Massachusetts, 5.456%, 12/1/39(15)	$750	$ 748,320
Los Angeles Unified School District, CA, 5.75%, 7/1/34(15)	3,750	3,785,550
Massachusetts, Green Bonds, 3.277%, 6/1/46	4,770	3,531,469
New York City, NY, 5.206%, 10/1/31(15)	1,030	1,012,696
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	3,085	2,524,548
		$ 11,602,583
Special Tax Revenue — 1.0%
California Health Facilities Financing Authority, (No Place Like Home Program):
Social Bonds, 2.361%, 6/1/26	$5,565	$ 5,167,603
Social Bonds, 2.484%, 6/1/27	3,980	3,630,795
Social Bonds, 2.534%, 6/1/28	4,980	4,452,767
Social Bonds, 2.584%, 6/1/29	2,715	2,373,480
Social Bonds, 2.984%, 6/1/33	3,060	2,501,642
Social Bonds, 3.034%, 6/1/34	2,195	1,764,144
Connecticut, Special Tax Revenue, 5.459%, 11/1/30(15)	3,800	3,783,204
New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36(15)	3,215	3,238,598
		$ 26,912,233
Water and Sewer — 0.4%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$1,170	$ 999,964
Narragansett Bay Commission, RI, Wastewater System Revenue:
Green Bonds, 2.094%, 9/1/30	2,495	2,034,348
Green Bonds, 2.184%, 9/1/31	1,985	1,579,941
Green Bonds, 2.264%, 9/1/32	1,780	1,385,481
Green Bonds, 2.344%, 9/1/33	1,945	1,483,685
San Diego County Water Authority, CA:
Green Bonds, 1.531%, 5/1/30	2,130	1,708,707
Green Bonds, 1.701%, 5/1/31	1,925	1,509,104
Green Bonds, 1.951%, 5/1/34	1,120	816,592
		$ 11,517,822
Total Taxable Municipal Obligations (identified cost $58,970,932)		$ 50,032,638

U.S. Government Agencies and Instrumentalities — 0.7%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
2.668%, 8/1/24	$2,726	$ 2,664,006
2.738%, 8/1/25	2,726	2,591,748
Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development: (continued)
3.435%, 8/1/34	$3,105	$ 2,684,994
3.485%, 8/1/35	1,745	1,469,589
3.535%, 8/1/36	929	777,688
3.585%, 8/1/37	3,215	2,665,157
3.635%, 8/1/38	657	542,759
U.S. International Development Finance Corp.:
1.79%, 10/15/29	1,476	1,316,871
2.36%, 10/15/29	1,222	1,109,357
3.52%, 9/20/32	4,186	3,870,889
Total U.S. Government Agencies and Instrumentalities (identified cost $22,793,758)		$ 19,693,058

U.S. Government Agency Mortgage-Backed Securities — 17.8%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
3.50%, 3/1/48	$1,305	$ 1,141,120
5.50%, 7/1/53	13,632	13,200,651
6.00%, with various maturities to 2053	17,253	17,064,765
Federal National Mortgage Association:
2.00%, 4/1/51	3,548	2,746,552
2.68%, 7/1/26	2,880	2,696,786
3.00%, with various maturities to 2049	7,319	6,127,049
4.00%, with various maturities to 2048	7,020	6,355,668
4.00%, 30-Year, TBA(16)	159,545	142,144,560
4.50%, 30-Year, TBA(16)	64,326	59,091,948
5.00%, 30-Year, TBA(16)	146,129	137,937,870
5.50%, 7/1/53	19,877	19,238,651
5.50%, 30-Year, TBA(16)	24,130	23,330,706
6.00%, 30-Year, TBA(16)	15,700	15,501,902
Government National Mortgage Association:
6.00%, with various maturities to 2053	4,336	4,323,909
6.50%, 7/20/53	2,237	2,266,304
Government National Mortgage Association II:
2.50%, with various maturities to 2051	17,126	13,821,641
6.00%, with various maturities to 2053	7,189	7,150,611
6.50%, 6/20/53	1,475	1,500,172
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $492,781,225)		$ 475,640,865

34
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2023
Schedule of Investments — continued

U.S. Treasury Obligations — 17.8%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond:
1.375%, 11/15/40	$8,915	$ 5,280,048
1.375%, 8/15/50	28,000	13,671,875
1.625%, 11/15/50	7,891	4,135,223
1.875%, 2/15/41	14,844	9,581,918
1.875%, 11/15/51	5,814	3,242,441
2.00%, 8/15/51	18,800	10,852,594
2.375%, 2/15/42	153,468	106,129,716
2.875%, 5/15/43	46,603	34,543,564
2.875%, 5/15/49	4,593	3,277,251
2.875%, 5/15/52	4,425	3,138,466
3.625%, 2/15/53	3,221	2,664,623
3.875%, 2/15/43	12,750	11,098,477
4.00%, 11/15/52	6,550	5,806,984
6.75%, 8/15/26	19,540	20,536,845
U.S. Treasury Note:
0.25%, 6/15/24	25,000	24,103,362
2.00%, 4/30/24	25,000	24,508,503
2.00%, 5/31/24	25,000	24,439,262
2.125%, 3/31/24	5,000	4,918,282
2.25%, 3/31/24	5,000	4,921,798
2.25%, 4/30/24	25,000	24,543,660
2.50%, 4/30/24	25,000	24,575,887
2.50%, 5/15/24	25,000	24,552,498
3.50%, 4/30/28	21,670	20,656,758
3.50%, 4/30/30	12,732	11,917,848
3.625%, 5/31/28	1,179	1,130,136
3.875%, 4/30/25	19,787	19,386,236
4.00%, 2/29/28	20,173	19,653,703
4.125%, 7/31/28	1,007	985,365
4.25%, 5/31/25	13,479	13,279,974
Total U.S. Treasury Obligations (identified cost $523,033,445)		$ 477,533,297

Short-Term Investments — 2.9%
Affiliated Fund — 2.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(17)	69,542,633	$ 69,542,633
Total Affiliated Fund (identified cost $69,542,633)		$ 69,542,633
Securities Lending Collateral — 0.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(18)	6,811,378	$ 6,811,378
Total Securities Lending Collateral (identified cost $6,811,378)		$ 6,811,378
Total Short-Term Investments (identified cost $76,354,011)		$ 76,354,011
Total Purchased Call Options — 0.0%(8) (identified cost $282,536)		$ 290,297
Total Investments — 113.1% (identified cost $3,284,496,087)		$3,021,961,152
Other Assets, Less Liabilities — (13.1)%		$ (349,345,308)
Net Assets — 100.0%		$ 2,672,615,844

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $1,065,082,422 or 39.9% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2023.
(3)	Principal amount is less than $500.
(4)	Step coupon security. Interest rate represents the rate in effect at September 30, 2023.
(5)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2023.
(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at September 30, 2023.
(7)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(8)	Amount is less than 0.05%.

35
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2023
Schedule of Investments — continued

(9)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $12,338,826.
(10)	Security converts to variable rate after the indicated fixed-rate coupon period.
(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(12)	May be deemed to be an affiliated company (see Note 8).
(13)	Restricted security. Total market value of restricted securities amounts to $4,931,450, which represents 0.2% of the net assets of the Fund as of September 30, 2023.
(14)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(15)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(16)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(17)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(18)	Represents investment of cash collateral received in connection with securities lending.

Purchased Call Options (Exchange-Traded) — 0.0%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
U.S. 10-Year Treasury Note Futures 12/2023	563	$60,839,188	$110.00	11/24/23	$ 290,297
Total					$290,297

(1)	Amount is less than 0.05%.
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	3,979,499	CAD	5,298,108	Citibank, N.A.	11/10/23	$ 76,763	$ —
						$76,763	$ —
36
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2023
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	1,935	Long	12/29/23	$392,245,665	$ (1,553,990)
U.S. 5-Year Treasury Note	1,806	Long	12/29/23	190,279,031	(1,466,393)
U.S. 10-Year Treasury Note	1,144	Long	12/19/23	123,623,500	(1,970,051)
U.S. Long Treasury Bond	452	Long	12/19/23	51,429,125	(2,246,405)
U.S. Ultra-Long Treasury Bond	54	Long	12/19/23	6,409,125	(412,719)
U.S. Ultra 10-Year Treasury Note	(171)	Short	12/19/23	(19,077,187)	605,048
					$(7,044,510)
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$5,000,000

Abbreviations:
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
CAD	– Canadian Dollar
USD	– United States Dollar
37
See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2023
Schedule of Investments

Common Stocks — 98.2%

Security	Shares	Value
Capital Markets — 7.7%
Charles Schwab Corp. (The)	1,061,160	$ 58,257,684
Intercontinental Exchange, Inc.	1,589,856	174,915,957
Moody's Corp.	199,558	63,094,253
S&P Global, Inc.	563,552	205,927,536
		$ 502,195,430
Chemicals — 7.2%
Air Products & Chemicals, Inc.	347,937	$ 98,605,346
Ecolab, Inc.	1,061,516	179,820,810
Linde PLC	518,067	192,902,248
		$ 471,328,404
Consumer Staples Distribution & Retail — 2.5%
Costco Wholesale Corp.	116,933	$ 66,062,468
Dollar General Corp.	891,738	94,345,880
		$ 160,408,348
Containers & Packaging — 0.8%
Ball Corp.	999,979	$ 49,778,955
		$ 49,778,955
Electronic Equipment, Instruments & Components — 3.7%
Amphenol Corp., Class A	2,106,092	$ 176,890,667
TE Connectivity, Ltd.	526,877	65,085,116
		$ 241,975,783
Entertainment — 1.0%
Electronic Arts, Inc.	553,508	$ 66,642,363
		$ 66,642,363
Financial Services — 13.9%
Fidelity National Information Services, Inc.	786,524	$ 43,471,181
Fiserv, Inc.(1)	1,368,096	154,540,124
Mastercard, Inc., Class A	789,747	312,668,735
PayPal Holdings, Inc.(1)	1,369,499	80,060,912
Visa, Inc., Class A	1,353,416	311,299,214
		$ 902,040,166
Health Care Equipment & Supplies — 1.4%
IDEXX Laboratories, Inc.(1)	131,232	$ 57,383,817
Intuitive Surgical, Inc.(1)	116,859	34,156,717
		$ 91,540,534
Hotels, Restaurants & Leisure — 1.3%
Starbucks Corp.	933,291	$ 85,181,469
		$ 85,181,469
Security	Shares	Value
Insurance — 3.2%
Aon PLC, Class A	208,857	$ 67,715,617
Marsh & McLennan Cos., Inc.	749,065	142,547,069
		$ 210,262,686
Interactive Media & Services — 4.8%
Alphabet, Inc., Class C(1)	2,362,239	$ 311,461,212
		$ 311,461,212
IT Services — 5.6%
Accenture PLC, Class A	249,025	$ 76,478,068
Gartner, Inc.(1)	543,553	186,770,246
VeriSign, Inc.(1)	496,860	100,629,056
		$ 363,877,370
Life Sciences Tools & Services — 10.7%
Agilent Technologies, Inc.	898,894	$ 100,514,327
Danaher Corp.	1,253,583	311,013,942
Thermo Fisher Scientific, Inc.	559,997	283,453,682
		$ 694,981,951
Machinery — 4.0%
IDEX Corp.	538,919	$ 112,105,931
Xylem, Inc.	1,602,308	145,858,097
		$ 257,964,028
Personal Care Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	533,183	$ 77,071,603
		$ 77,071,603
Pharmaceuticals — 3.6%
Zoetis, Inc.	1,366,712	$ 237,780,554
		$ 237,780,554
Professional Services — 3.7%
Verisk Analytics, Inc.	1,030,484	$ 243,441,540
		$ 243,441,540
Semiconductors & Semiconductor Equipment — 0.9%
Texas Instruments, Inc.	358,788	$ 57,050,880
		$ 57,050,880
Software — 10.1%
Adobe, Inc.(1)	283,547	$ 144,580,615
Intuit, Inc.	422,244	215,741,349
Microsoft Corp.	940,262	296,887,727
		$ 657,209,691
Specialized REITs — 3.0%
American Tower Corp.	948,651	$ 156,005,657

38
See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Specialized REITs (continued)
Crown Castle, Inc.	435,961	$ 40,121,491
		$ 196,127,148
Specialty Retail — 6.6%
Lowe's Cos., Inc.	409,245	$ 85,057,481
O'Reilly Automotive, Inc.(1)	108,801	98,884,877
TJX Cos., Inc. (The)	2,738,738	243,419,033
		$ 427,361,391
Textiles, Apparel & Luxury Goods — 1.3%
NIKE, Inc., Class B	882,607	$ 84,394,881
		$ 84,394,881
Venture Capital — 0.0%(2)
20/20 Gene Systems, Inc.(1)(3)(4)	73,397	$ 127,711
Digital Directions International, Inc.(1)(3)(4)	354,389	0
Ivy Capital (Proprietary) Ltd.(1)(3)(4)	950,000	14,049
		$ 141,760
Total Common Stocks (identified cost $3,931,655,293)		$6,390,218,147

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(4)(5)	$7,970	$ 7,860,731
Total High Social Impact Investments (identified cost $7,970,000)		$ 7,860,731

Preferred Stocks — 0.0%(2)

Security	Shares	Value
Venture Capital — 0.0%(2)
Entouch:
Series C(1)(3)(4)	2,628,278	$ 265,719
Series C-1(1)(3)(4)	1,023,444	179,614
Sword Diagnostics(1)(3)(4)	1,264,108	0
Total Preferred Stocks (identified cost $918,761)		$ 445,333

Venture Capital Limited Partnership Interests — 0.2%

Security	Value
Accion Frontier Inclusion Fund L.P.(1)(3)(4)	$ 2,322,731
Adobe Capital Social Mezzanine I L.P.(1)(3)(4)	28,767
Africa Renewable Energy Fund L.P.(1)(3)(4)	832,704
Security	Value
Arborview Capital Partners L.P.(1)(3)(4)	$ 514,195
Bridges Ventures US Sustainable Growth Fund L.P.(1)(3)(4)	955,175
Coastal Ventures III L.P.(1)(3)(4)	353,133
Core Innovations Capital I L.P.(1)(3)(4)	2,028,575
Cross Culture Ventures I L.P.(1)(3)(4)	904,844
DBL Equity Fund - BAEF Il L.P.(1)(3)(4)	1,095,981
DBL Partners III L.P.(1)(3)(4)	1,171,598
First Analysis Private Equity Fund V L.P.(1)(3)(4)	1,109,877
Impact Ventures II L.P.(1)(3)(4)	170,441
LeapFrog Financial Inclusion Fund(1)(3)(4)	3,552
New Markets Education Partners L.P.(1)(3)(4)	25,822
New Markets Venture Partners II L.P.(1)(3)(4)	43,379
Owl Ventures L.P.(1)(3)(4)	875,187
Renewable Energy Asia Fund L.P.(1)(3)(4)	79,358
SEAF India International Growth Fund L.P.(1)(3)(4)	0
SJF Ventures II L.P., Preferred(1)(3)(4)	71,013
SJF Ventures III L.P.(1)(3)(4)	724,761
Westly Capital Partners Fund II L.P.(1)(3)(4)	201,218
Total Venture Capital Limited Partnership Interests (identified cost $7,705,177)	$ 13,512,311

Short-Term Investments — 1.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(6)	79,778,996	$ 79,778,996
Total Short-Term Investments (identified cost $79,778,996)		$ 79,778,996
Total Investments — 99.8% (identified cost $4,028,028,227)		$6,491,815,518
Other Assets, Less Liabilities — 0.2%		$ 15,780,197
Net Assets — 100.0%		$6,507,595,715

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(4)	Restricted security. Total market value of restricted securities amounts to $21,960,135, which represents 0.4% of the net assets of the Fund as of September 30, 2023.
(5)	May be deemed to be an affiliated company.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.

39
See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2023
Schedule of Investments — continued

Restricted Securities
Description	Acquisition Dates	Cost
20/20 Gene Systems, Inc.	8/1/08-8/27/13	$ 166,889
Accion Frontier Inclusion Fund L.P.	11/12/15-12/16/22	781,075
Adobe Capital Social Mezzanine I L.P.	2/8/13-1/4/23	302,202
Africa Renewable Energy Fund L.P.	4/17/14-7/18/22	997,030
Arborview Capital Partners L.P.	11/13/12-12/7/21	14,610
Bridges Ventures US Sustainable Growth Fund L.P.	6/18/16-10/25/22	861,830
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	7,970,000
Coastal Ventures III L.P.	7/30/12-1/9/19	88,585
Core Innovations Capital I L.P.	1/6/11-6/30/17	0
Cross Culture Ventures I L.P.	2/24/16-3/22/23	359,904
DBL Equity Fund - BAEF Il L.P.	3/30/11-8/2/16	697,586
DBL Partners III L.P.	1/16/15-4/28/22	870,896
Digital Directions International, Inc.	7/2/08-7/15/09	683,778
Entouch, Series C, Preferred	2/3/16	350,000
Entouch, Series C-1, Preferred	10/11/17-11/5/19	136,289
First Analysis Private Equity Fund V L.P.	6/7/13-6/13/18	142,751
Impact Ventures II L.P.	9/8/10-2/5/18	638,988
Ivy Capital (Proprietary) Ltd.	9/12/12-5/14/14	557,372
LeapFrog Financial Inclusion Fund	1/20/10-1/23/19	0
New Markets Education Partners L.P.	9/27/11-6/1/21	0
New Markets Venture Partners II L.P.	7/21/08-5/3/16	0
Owl Ventures L.P.	7/10/14-3/20/20	0
Renewable Energy Asia Fund L.P.	9/29/10-1/5/17	1,753,943
SEAF India International Growth Fund L.P.	3/22/05-5/24/10	195,777
SJF Ventures II L.P., Preferred	2/14/06-11/20/12	0
SJF Ventures III L.P.	2/6/12-7/14/17	0
Sword Diagnostics, Preferred	12/26/06-11/9/10	432,472
Westly Capital Partners Fund II L.P.	12/27/11-4/16/21	0

Abbreviations:
REITs	– Real Estate Investment Trusts
40
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Statements of Assets and Liabilities

	September 30, 2023
	Balanced Fund	Bond Fund	Equity Fund
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $978,457,498, $3,202,738,378 and $3,940,279,231, respectively) - including $6,463,488, $12,338,826 and $0, respectively, of securities on loan	$ 1,107,636,596	$ 2,940,500,907	$ 6,404,175,791
Investments in securities of affiliated issuers, at value (identified cost $22,748,209, $81,757,709 and $87,748,996, respectively)	22,660,225	81,460,245	87,639,727
Receivable for variation margin on open futures contracts	46,994	835,934	—
Receivable for open forward foreign currency exchange contracts	9,356	76,763	—
Cash	200,419	1,056,360	104
Cash denominated in foreign currency, at value (cost $206, $721,194 and $0, respectively)	205	690,025	—
Deposits at broker for futures contracts	1,096,900	8,568,100	—
Deposits for forward commitment securities	934,000	7,521,000	—
Receivable for investments sold	2,529,834	13,805,125	9,987,560
Receivable for capital shares sold	541,799	8,298,867	16,289,809
Dividends and interest receivable	3,998,029	20,743,014	2,109,858
Dividends and interest receivable - affiliated	81,822	298,111	429,783
Securities lending income receivable	8,152	12,087	—
Receivable from affiliate	—	44,294	—
Trustees' deferred compensation plan	441,743	681,093	1,508,608
Other assets	—	877	—
Total assets	$1,140,186,074	$3,084,592,802	$6,522,141,240
Liabilities
Payable for investments purchased	$ 964,320	$ —	$ —
Payable for when-issued/delayed delivery/forward commitment securities	66,219,325	390,995,796	—
Payable for capital shares redeemed	647,748	11,112,074	8,019,611
Distributions payable	—	750,897	—
Deposits for securities loaned	3,376,530	6,811,378	—
Payable to affiliates:
Investment advisory fee	353,549	637,926	2,322,733
Administrative fee	108,268	263,062	667,403
Distribution and service fees	189,938	58,895	531,428
Sub-transfer agency fee	41,332	18,306	74,974
Trustees' deferred compensation plan	441,743	681,093	1,508,608
Accrued expenses	373,144	647,531	1,420,768
Total liabilities	$ 72,715,897	$ 411,976,958	$ 14,545,525
Commitments and contingent liabilities (Note 10)
Net Assets	$1,067,470,177	$2,672,615,844	$6,507,595,715
Sources of Net Assets
Paid-in capital	$ 943,637,264	$ 3,130,506,632	$ 3,940,351,208
Distributable earnings (accumulated loss)	123,832,913	(457,890,788)	2,567,244,507
Net Assets	$1,067,470,177	$2,672,615,844	$6,507,595,715
Class A Shares
Net Assets	$ 728,371,591	$ 303,884,336	$ 1,996,461,623
Shares Outstanding	20,235,135	22,072,669	28,864,737
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 36.00	$ 13.77	$ 69.17
Maximum Offering Price Per Share (100 ÷ 94.75, 96.75 and 94.75, respectively, of net asset value per share)	$ 37.99	$ 14.23	$ 73.00
41
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Statements of Assets and Liabilities — continued

September 30, 2023
	Balanced Fund	Bond Fund	Equity Fund
Class C Shares
Net Assets	$ 50,105,454	$ 9,683,551	$ 122,005,487
Shares Outstanding	1,449,755	708,397	3,684,013
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 34.56	$ 13.67	$ 33.12
Class I Shares
Net Assets	$ 215,983,294	$ 1,882,715,327	$ 3,713,255,612
Shares Outstanding	5,857,005	136,476,756	45,076,771
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 36.88	$ 13.80	$ 82.38
Class R6 Shares
Net Assets	$ 73,009,838	$ 476,332,630	$ 675,872,993
Shares Outstanding	1,981,256	34,567,091	8,225,107
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 36.85	$ 13.78	$ 82.17

On sales of $50,000 ($100,000 for Bond Fund) or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
42
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Statements of Operations

	Year Ended September 30, 2023
	Balanced Fund	Bond Fund	Equity Fund
Investment Income
Dividend income (net of foreign taxes withheld of $17,461, $45,856 and $0, respectively)	$ 8,055,847	$ 1,051,381	$ 60,467,499
Dividend income - affiliated issuers	645,406	3,585,847	8,753,050
Interest and other income	17,867,366	114,276,244	3,683
Interest income - affiliated issuers	155,603	601,871	119,550
Securities lending income, net	18,860	106,983	—
Total investment income	$ 26,743,082	$ 119,622,326	$ 69,343,782
Expenses
Investment advisory fee	$ 4,229,799	$ 7,755,789	$ 27,002,771
Administrative fee	1,287,363	3,167,913	7,680,887
Distribution and service fees:
Class A	1,759,271	613,188	5,053,082
Class C	518,693	95,808	1,269,615
Trustees' fees and expenses	72,804	181,609	437,444
Custodian fees	34,524	56,365	100,051
Transfer agency fees and expenses	1,013,868	2,019,761	4,721,731
Accounting fees	316,146	482,997	876,826
Professional fees	100,690	138,245	295,894
Registration fees	73,755	185,290	309,057
Reports to shareholders	68,293	127,511	323,316
Miscellaneous	84,876	185,727	222,526
Total expenses	$ 9,560,082	$ 15,010,203	$ 48,293,200
Waiver and/or reimbursement of expenses by affiliates	$ (22,790)	$ (721,945)	$ (315,905)
Net expenses	$ 9,537,292	$ 14,288,258	$ 47,977,295
Net investment income	$ 17,205,790	$ 105,334,068	$ 21,366,487
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 5,933,155	$ (112,113,747)	$ 107,990,774
Investment securities - affiliated issuers	8,564	64,382	—
Futures contracts	(1,044,543)	(22,569,700)	—
Swap contracts	—	(507,519)	—
Foreign currency transactions	(6,629)	(11,455)	—
Forward foreign currency exchange contracts	(3,270)	147,696	—
Net realized gain (loss)	$ 4,887,277	$(134,990,343)	$107,990,774
Change in unrealized appreciation (depreciation):
Investment securities	$ 89,210,622	$ 78,946,148	$ 689,141,354
Investment securities - affiliated issuers	145,037	310,711	458,514
Futures contracts	(255,478)	1,793,417	—
Swap contracts	—	25,890	—
Foreign currency	11,552	(31,147)	—
Forward foreign currency exchange contracts	6,462	(172,132)	—
Net change in unrealized appreciation (depreciation)	$ 89,118,195	$ 80,872,887	$689,599,868
Net realized and unrealized gain (loss)	$ 94,005,472	$ (54,117,456)	$797,590,642
Net increase in net assets from operations	$111,211,262	$ 51,216,612	$818,957,129
43
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30, 2023
	Balanced Fund	Bond Fund	Equity Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 17,205,790	$ 105,334,068	$ 21,366,487
Net realized gain (loss)	4,887,277	(134,990,343)	107,990,774
Net change in unrealized appreciation (depreciation)	89,118,195	80,872,887	689,599,868
Net increase in net assets from operations	$ 111,211,262	$ 51,216,612	$ 818,957,129
Distributions to shareholders:
Class A	$ (25,264,420)	$ (11,698,380)	$ (63,852,007)
Class C	(1,462,486)	(289,225)	(7,963,077)
Class I	(7,987,947)	(72,324,272)	(96,218,038)
Class R6	(2,397,546)	(21,446,626)	(15,708,813)
Total distributions to shareholders	$ (37,112,399)	$ (105,758,503)	$ (183,741,935)
Capital share transactions:
Class A	$ (10,830,672)	$ 3,877,980	$ (14,882,958)
Class C	(4,774,580)	587,820	(355,304)
Class I	(11,750,348)	254,651,246	449,223,697
Class R6	17,574,555	10,997,909	175,056,534
Net increase (decrease) in net assets from capital share transactions	$ (9,781,045)	$ 270,114,955	$ 609,041,969
Net increase in net assets	$ 64,317,818	$ 215,573,064	$1,244,257,163
Net Assets
At beginning of year	$ 1,003,152,359	$ 2,457,042,780	$ 5,263,338,552
At end of year	$1,067,470,177	$2,672,615,844	$6,507,595,715
44
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Statements of Changes in Net Assets — continued

	Year Ended September 30, 2022
	Balanced Fund	Bond Fund	Equity Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 12,405,134	$ 61,274,930	$ 6,667,228
Net realized gain (loss)	16,770,323	(46,864,282)	191,909,696
Net change in unrealized appreciation (depreciation)	(201,501,574)	(403,031,429)	(1,199,328,123)
Net decrease in net assets from operations	$ (172,326,117)	$ (388,620,781)	$(1,000,751,199)
Distributions to shareholders:
Class A	$ (64,304,737)	$ (12,338,091)	$ (86,833,850)
Class C	(4,956,110)	(325,612)	(10,386,601)
Class I	(24,360,884)	(63,325,440)	(108,527,009)
Class R6	(1,383,991)	(15,675,838)	(16,720,268)
Total distributions to shareholders	$ (95,005,722)	$ (91,664,981)	$ (222,467,728)
Capital share transactions:
Class A	$ 45,914,634	$ (5,566,801)	$ (25,744,896)
Class C	(1,522,990)	(2,353,578)	(461,367)
Class I	(41,414,804)	291,288,274	397,670,403
Class R6	49,394,548	233,424,428	88,001,775
Net increase in net assets from capital share transactions	$ 52,371,388	$ 516,792,323	$ 459,465,915
Net increase (decrease) in net assets	$ (214,960,451)	$ 36,506,561	$ (763,753,012)
Net Assets
At beginning of year	$ 1,218,112,810	$ 2,420,536,219	$ 6,027,091,564
At end of year	$1,003,152,359	$2,457,042,780	$ 5,263,338,552
45
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights

	Balanced Fund — Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 33.56	$ 42.36	$ 37.18	$ 34.28	$ 33.14
Income (Loss) From Operations
Net investment income(1)	$ 0.57	$ 0.40	$ 0.30	$ 0.41	$ 0.44
Net realized and unrealized gain (loss)	3.12	(5.91)	5.77	3.67	2.24
Total income (loss) from operations	$ 3.69	$ (5.51)	$ 6.07	$ 4.08	$ 2.68
Less Distributions
From net investment income	$ (0.91)	$ (0.41)	$ (0.30)	$ (0.42)	$ (0.44)
From net realized gain	(0.34)	(2.88)	(0.59)	(0.76)	(1.10)
Total distributions	$ (1.25)	$ (3.29)	$ (0.89)	$ (1.18)	$ (1.54)
Net asset value — End of year	$ 36.00	$ 33.56	$ 42.36	$ 37.18	$ 34.28
Total Return(2)	11.11%	(14.40)%	16.48%	12.22%	8.56%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$728,372	$688,402	$823,892	$686,408	$619,744
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.92%	0.91%	0.90%	0.93%	0.96%
Net expenses	0.92% (4)	0.91% (4)	0.90%	0.93%	0.93%
Net investment income	1.57%	1.03%	0.73%	1.17%	1.37%
Portfolio Turnover	106% (5)	85% (5)	95% (5)	98% (5)	69% (5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
46
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights — continued

	Balanced Fund — Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 32.27	$ 40.85	$ 35.90	$ 33.14	$ 32.09
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.28	$ 0.10	$ (0.01)	$ 0.14	$ 0.20
Net realized and unrealized gain (loss)	3.00	(5.68)	5.56	3.55	2.15
Total income (loss) from operations	$ 3.28	$ (5.58)	$ 5.55	$ 3.69	$ 2.35
Less Distributions
From net investment income	$ (0.65)	$ (0.12)	$ (0.01)	$ (0.17)	$ (0.20)
From net realized gain	(0.34)	(2.88)	(0.59)	(0.76)	(1.10)
Total distributions	$ (0.99)	$ (3.00)	$ (0.60)	$ (0.93)	$ (1.30)
Net asset value — End of year	$ 34.56	$ 32.27	$ 40.85	$ 35.90	$ 33.14
Total Return(2)	10.25%	(15.05)%	15.59%	11.39%	7.77%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,105	$51,250	$67,292	$65,760	$54,062
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.68%	1.67%	1.66%	1.69%	1.71%
Net expenses	1.68% (4)	1.67% (4)	1.66%	1.68%	1.68%
Net investment income (loss)	0.81%	0.26%	(0.03)%	0.42%	0.63%
Portfolio Turnover	106% (5)	85% (5)	95% (5)	98% (5)	69% (5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
47
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights — continued

	Balanced Fund — Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 34.35	$ 43.28	$ 37.97	$ 34.97	$ 33.77
Income (Loss) From Operations
Net investment income(1)	$ 0.67	$ 0.50	$ 0.40	$ 0.50	$ 0.54
Net realized and unrealized gain (loss)	3.20	(6.05)	5.90	3.76	2.28
Total income (loss) from operations	$ 3.87	$ (5.55)	$ 6.30	$ 4.26	$ 2.82
Less Distributions
From net investment income	$ (1.00)	$ (0.50)	$ (0.40)	$ (0.50)	$ (0.52)
From net realized gain	(0.34)	(2.88)	(0.59)	(0.76)	(1.10)
Total distributions	$ (1.34)	$ (3.38)	$ (0.99)	$ (1.26)	$ (1.62)
Net asset value — End of year	$ 36.88	$ 34.35	$ 43.28	$ 37.97	$ 34.97
Total Return(2)	11.37%	(14.20)%	16.75%	12.55%	8.87%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$215,983	$211,957	$315,744	$212,490	$140,961
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.68%	0.67%	0.66%	0.69%	0.71%
Net expenses	0.68% (4)	0.67% (4)	0.66%	0.68%	0.66%
Net investment income	1.81%	1.25%	0.96%	1.41%	1.64%
Portfolio Turnover	106% (5)	85% (5)	95% (5)	98% (5)	69% (5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
48
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights — continued

	Balanced Fund — Class R6
	Year Ended September 30,				Period Ended September 30, 2019(1)
	2023	2022	2021	2020
Net asset value — Beginning of period	$ 34.33	$ 43.27	$ 37.95	$ 34.98	$ 31.46
Income (Loss) From Operations
Net investment income(2)	$ 0.69	$ 0.57	$ 0.42	$ 0.51	$ 0.36
Net realized and unrealized gain (loss)	3.19	(6.10)	5.91	3.75	3.55
Total income (loss) from operations	$ 3.88	$ (5.53)	$ 6.33	$ 4.26	$ 3.91
Less Distributions
From net investment income	$ (1.02)	$ (0.53)	$ (0.42)	$ (0.53)	$ (0.39)
From net realized gain	(0.34)	(2.88)	(0.59)	(0.76)	—
Total distributions	$ (1.36)	$ (3.41)	$ (1.01)	$ (1.29)	$ (0.39)
Net asset value — End of period	$ 36.85	$ 34.33	$ 43.27	$37.95	$34.98
Total Return(3)	11.42%	(14.14)%	16.82%	12.57%	12.44% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,010	$51,544	$11,184	$ 4,298	$ 230
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.62%	0.61%	0.61%	0.65%	0.66% (6)
Net expenses	0.62% (7)	0.61% (7)	0.61%	0.64%	0.64% (6)
Net investment income	1.87%	1.51%	1.01%	1.43%	1.58% (6)
Portfolio Turnover	106% (8)	85% (8)	95% (8)	98% (8)	69% (8)(9)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(8)	Includes the effect of To Be Announced (TBA) transactions.
(9)	For the year ended September 30, 2019.
49
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights — continued

	Bond Fund — Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.02	$ 16.91	$ 17.01	$ 16.67	$ 15.69
Income (Loss) From Operations
Net investment income(1)	$ 0.54	$ 0.35	$ 0.31	$ 0.37	$ 0.42
Net realized and unrealized gain (loss)	(0.25)	(2.69)	0.12	0.50	0.99
Total income (loss) from operations	$ 0.29	$ (2.34)	$ 0.43	$ 0.87	$ 1.41
Less Distributions
From net investment income	$ (0.54)	$ (0.35)	$ (0.32)	$ (0.38)	$ (0.43)
From net realized gain	—	(0.20)	(0.21)	(0.15)	—
Total distributions	$ (0.54)	$ (0.55)	$ (0.53)	$ (0.53)	$ (0.43)
Net asset value — End of year	$ 13.77	$ 14.02	$ 16.91	$ 17.01	$ 16.67
Total Return(2)	2.03%	(14.15)%	2.61%	5.32%	9.10%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$303,884	$305,654	$375,792	$327,252	$290,893
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.76%	0.75%	0.74%	0.76%	0.78%
Net expenses	0.73% (4)	0.73% (4)	0.73%	0.73%	0.75%
Net investment income	3.80%	2.21%	1.84%	2.21%	2.59%
Portfolio Turnover	209% (5)	122% (5)	163% (5)	153% (5)	75% (5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
(5)	Includes the effect of To Be Announced (TBA) transactions.
50
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights — continued

	Bond Fund — Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.92	$ 16.79	$ 16.89	$ 16.55	$ 15.58
Income (Loss) From Operations
Net investment income(1)	$ 0.42	$ 0.22	$ 0.18	$ 0.23	$ 0.28
Net realized and unrealized gain (loss)	(0.24)	(2.66)	0.12	0.50	0.98
Total income (loss) from operations	$ 0.18	$ (2.44)	$ 0.30	$ 0.73	$ 1.26
Less Distributions
From net investment income	$ (0.43)	$ (0.23)	$ (0.19)	$ (0.24)	$ (0.29)
From net realized gain	—	(0.20)	(0.21)	(0.15)	—
Total distributions	$ (0.43)	$ (0.43)	$ (0.40)	$ (0.39)	$ (0.29)
Net asset value — End of year	$13.67	$ 13.92	$ 16.79	$ 16.89	$ 16.55
Total Return(2)	1.21%	(14.83)%	1.80%	4.50%	8.19%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 9,684	$ 9,289	$13,768	$16,215	$15,343
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.56%	1.55%	1.54%	1.56%	1.59%
Net expenses	1.53% (4)	1.53% (4)	1.53%	1.53%	1.56%
Net investment income	3.00%	1.39%	1.05%	1.41%	1.79%
Portfolio Turnover	209% (5)	122% (5)	163% (5)	153% (5)	75% (5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
(5)	Includes the effect of To Be Announced (TBA) transactions.
51
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights — continued

	Bond Fund — Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.05	$ 16.94	$ 17.04	$ 16.70	$ 15.72
Income (Loss) From Operations
Net investment income(1)	$ 0.57	$ 0.38	$ 0.35	$ 0.40	$ 0.45
Net realized and unrealized gain (loss)	(0.25)	(2.68)	0.12	0.50	0.99
Total income (loss) from operations	$ 0.32	$ (2.30)	$ 0.47	$ 0.90	$ 1.44
Less Distributions
From net investment income	$ (0.57)	$ (0.39)	$ (0.36)	$ (0.41)	$ (0.46)
From net realized gain	—	(0.20)	(0.21)	(0.15)	—
Total distributions	$ (0.57)	$ (0.59)	$ (0.57)	$ (0.56)	$ (0.46)
Net asset value — End of year	$ 13.80	$ 14.05	$ 16.94	$ 17.04	$ 16.70
Total Return(2)	2.24%	(13.95)%	2.81%	5.52%	9.30%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,882,715	$1,668,531	$1,709,504	$1,379,529	$1,144,805
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.56%	0.55%	0.54%	0.56%	0.58%
Net expenses	0.53% (4)	0.53% (4)	0.53%	0.53%	0.53%
Net investment income	4.01%	2.43%	2.04%	2.40%	2.81%
Portfolio Turnover	209% (5)	122% (5)	163% (5)	153% (5)	75% (5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
(5)	Includes the effect of To Be Announced (TBA) transactions.
52
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights — continued

	Bond Fund — Class R6
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.03	$ 16.93	$ 17.03	$ 16.69	$ 15.71
Income (Loss) From Operations
Net investment income(1)	$ 0.58	$ 0.40	$ 0.36	$ 0.41	$ 0.46
Net realized and unrealized gain (loss)	(0.25)	(2.70)	0.12	0.50	0.99
Total income (loss) from operations	$ 0.33	$ (2.30)	$ 0.48	$ 0.91	$ 1.45
Less Distributions
From net investment income	$ (0.58)	$ (0.40)	$ (0.37)	$ (0.42)	$ (0.47)
From net realized gain	—	(0.20)	(0.21)	(0.15)	—
Total distributions	$ (0.58)	$ (0.60)	$ (0.58)	$ (0.57)	$ (0.47)
Net asset value — End of year	$ 13.78	$ 14.03	$ 16.93	$ 17.03	$ 16.69
Total Return(2)	2.31%	(13.96)%	2.89%	5.66%	9.31%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$476,333	$473,569	$321,472	$270,643	$252,225
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.48%	0.48%	0.47%	0.49%	0.51%
Net expenses	0.46% (4)	0.46% (4)	0.46%	0.46%	0.48%
Net investment income	4.06%	2.55%	2.11%	2.48%	2.84%
Portfolio Turnover	209% (5)	122% (5)	163% (5)	153% (5)	75% (5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
(5)	Includes the effect of To Be Announced (TBA) transactions.
53
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights — continued

	Equity Fund — Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 62.23	$ 77.18	$ 63.00	$ 53.94	$ 49.18
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.12	$ (0.02)	$ (0.04)	$ 0.01	$ 0.05
Net realized and unrealized gain (loss)	9.03	(11.98)	16.02	10.64	8.36
Total income (loss) from operations	$ 9.15	$ (12.00)	$ 15.98	$ 10.65	$ 8.41
Less Distributions
From net investment income	$ —	$ —	$ —	$ (0.02)	$ (0.01)
From net realized gain	(2.21)	(2.95)	(1.80)	(1.57)	(3.64)
Total distributions	$ (2.21)	$ (2.95)	$ (1.80)	$ (1.59)	$ (3.65)
Net asset value — End of year	$ 69.17	$ 62.23	$ 77.18	$ 63.00	$ 53.94
Total Return(2)	14.83%	(16.35)%	25.87%	20.27%	18.72%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,996,462	$1,807,406	$2,278,654	$1,896,037	$1,598,391
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.91%	0.91%	0.91%	0.94%	1.00%
Net expenses	0.91% (4)	0.91% (4)	0.91%	0.94%	0.99%
Net investment income (loss)	0.18%	(0.03)%	(0.06)%	0.01%	0.11%
Portfolio Turnover	10%	7%	13%	16%	13%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
54
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights — continued

	Equity Fund — Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 31.03	$ 40.04	$ 33.61	$ 29.67	$ 28.80
Income (Loss) From Operations
Net investment loss(1)	$ (0.19)	$ (0.29)	$ (0.30)	$ (0.22)	$ (0.17)
Net realized and unrealized gain (loss)	4.46	(5.89)	8.39	5.70	4.57
Total income (loss) from operations	$ 4.27	$ (6.18)	$ 8.09	$ 5.48	$ 4.40
Less Distributions
From net realized gain	$ (2.18)	$ (2.83)	$ (1.66)	$ (1.54)	$ (3.53)
Total distributions	$ (2.18)	$ (2.83)	$ (1.66)	$ (1.54)	$ (3.53)
Net asset value — End of year	$ 33.12	$ 31.03	$ 40.04	$ 33.61	$ 29.67
Total Return(2)	13.99%	(16.96)%	24.92%	19.38%	17.82%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$122,005	$114,234	$149,033	$138,072	$100,276
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.66%	1.65%	1.66%	1.69%	1.75%
Net expenses	1.66% (4)	1.65% (4)	1.66%	1.69%	1.75%
Net investment loss	(0.57)%	(0.78)%	(0.81)%	(0.74)%	(0.64)%
Portfolio Turnover	10%	7%	13%	16%	13%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
55
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights — continued

	Equity Fund — Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 73.71	$ 90.83	$ 73.80	$ 62.89	$ 56.68
Income (Loss) From Operations
Net investment income(1)	$ 0.35	$ 0.19	$ 0.16	$ 0.17	$ 0.21
Net realized and unrealized gain (loss)	10.71	(14.20)	18.81	12.46	9.76
Total income (loss) from operations	$ 11.06	$ (14.01)	$ 18.97	$ 12.63	$ 9.97
Less Distributions
From net investment income	$ (0.17)	$ (0.08)	$ (0.13)	$ (0.15)	$ (0.12)
From net realized gain	(2.22)	(3.03)	(1.81)	(1.57)	(3.64)
Total distributions	$ (2.39)	$ (3.11)	$ (1.94)	$ (1.72)	$ (3.76)
Net asset value — End of year	$ 82.38	$ 73.71	$ 90.83	$ 73.80	$ 62.89
Total Return(2)	15.12%	(16.14)%	26.19%	20.57%	19.05%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,713,256	$2,895,475	$3,142,730	$2,863,128	$1,540,337
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.66%	0.65%	0.66%	0.69%	0.75%
Net expenses	0.66% (4)	0.65% (4)	0.66%	0.69%	0.72%
Net investment income	0.43%	0.22%	0.19%	0.26%	0.37%
Portfolio Turnover	10%	7%	13%	16%	13%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
56
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Financial Highlights — continued

	Equity Fund — Class R6
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 73.53	$ 90.64	$ 73.67	$ 62.80	$ 56.65
Income (Loss) From Operations
Net investment income(1)	$ 0.40	$ 0.25	$ 0.23	$ 0.21	$ 0.23
Net realized and unrealized gain (loss)	10.68	(14.16)	18.74	12.44	9.74
Total income (loss) from operations	$ 11.08	$ (13.91)	$ 18.97	$ 12.65	$ 9.97
Less Distributions
From net investment income	$ (0.22)	$ (0.17)	$ (0.19)	$ (0.21)	$ (0.18)
From net realized gain	(2.22)	(3.03)	(1.81)	(1.57)	(3.64)
Total distributions	$ (2.44)	$ (3.20)	$ (2.00)	$ (1.78)	$ (3.82)
Net asset value — End of year	$ 82.17	$ 73.53	$ 90.64	$ 73.67	$ 62.80
Total Return(2)	15.21%	(16.09)%	26.28%	20.65%	19.12%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$675,873	$446,224	$456,674	$248,096	$58,035
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.59%	0.59%	0.60%	0.63%	0.68%
Net expenses	0.59% (4)	0.59% (4)	0.60%	0.63%	0.67%
Net investment income	0.49%	0.29%	0.27%	0.32%	0.37%
Portfolio Turnover	10%	7%	13%	16%	13%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
57
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Balanced Fund (Balanced), Calvert Bond Fund (Bond) and Calvert Equity Fund (Equity) (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Balanced is to seek to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity. The investment objective of Bond is to seek to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities. The investment objective of Equity is to seek growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.
Each Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1% for Balanced and Equity and 0.75% for Bond may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board's valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund's investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Venture Capital Securities. Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income, options-pricing or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow model. Examples of the cost approach are replacement cost, salvage value, or
58

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements — continued

net asset value. The options-pricing method treats common stock and preferred stock as call options on the enterprise value with strike price based on the preferred stock liquidation preference. Venture capital limited partnership interests are valued at the fair value reported by the general partner of the partnership, adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In some cases, adjustments may be made to account for daily pricing of material public holdings within the partnership.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Funds' forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated a Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds' holdings as of September 30, 2023, based on the inputs used to value them:
Balanced
Asset Description	Level 1	Level 2	Level 3(1)	Total
Asset-Backed Securities	$ —	$ 63,535,887	$ —	$ 63,535,887
Collateralized Mortgage Obligations	—	14,110,075	—	14,110,075
Commercial Mortgage-Backed Securities	—	44,580,917	—	44,580,917
Common Stocks	619,092,857 (2)	—	—	619,092,857
Common Stocks - Venture Capital	—	—	2,430,328	2,430,328
Corporate Bonds	—	169,060,532	—	169,060,532
High Social Impact Investments	—	2,465,725	—	2,465,725
Preferred Stocks	1,747,368	—	—	1,747,368
Preferred Stocks - Venture Capital	—	—	33,192	33,192
Senior Floating-Rate Loans	—	583,393	—	583,393
Sovereign Government Bonds	—	4,218,340	—	4,218,340
Taxable Municipal Obligations	—	9,610,127	—	9,610,127
U.S. Government Agencies and Instrumentalities	—	2,753,269	—	2,753,269
U.S. Government Agency Mortgage-Backed Securities	—	75,046,306	—	75,046,306
U.S. Treasury Obligations	—	98,824,212	—	98,824,212
Venture Capital Limited Partnership Interests	—	—	151,403	151,403
Short-Term Investments:
Affiliated Fund	18,629,438	—	—	18,629,438
Securities Lending Collateral	3,376,530	—	—	3,376,530
59

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements — continued

Balanced — continued
Asset Description (continued)	Level 1	Level 2	Level 3(1)	Total
Purchased Call Options	$ 46,922	$ —	$ —	$ 46,922
Total Investments	$642,893,115	$484,788,783	$2,614,923	$1,130,296,821
Forward Foreign Currency Exchange Contracts	$ —	$ 9,356	$ —	$ 9,356
Futures Contracts	444,365	—	—	444,365
Total	$643,337,480	$484,798,139	$2,614,923	$1,130,750,542
Liability Description
Futures Contracts	$ (903,551)	$ —	$ —	$ (903,551)
Total	$ (903,551)	$ —	$ —	$ (903,551)

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Bond
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 408,691,466	$ —	$ 408,691,466
Collateralized Mortgage Obligations	—	172,995,805	—	172,995,805
Commercial Mortgage-Backed Securities	—	267,531,719	—	267,531,719
Convertible Bonds	—	7,352,169	—	7,352,169
Corporate Bonds	—	1,009,881,561	—	1,009,881,561
High Social Impact Investments	—	4,931,450	—	4,931,450
Preferred Stocks	9,834,786	—	—	9,834,786
Senior Floating-Rate Loans	—	3,599,794	—	3,599,794
Sovereign Government Bonds	—	37,598,236	—	37,598,236
Taxable Municipal Obligations	—	50,032,638	—	50,032,638
U.S. Government Agencies and Instrumentalities	—	19,693,058	—	19,693,058
U.S. Government Agency Mortgage-Backed Securities	—	475,640,865	—	475,640,865
U.S. Treasury Obligations	—	477,533,297	—	477,533,297
Short-Term Investments:
Affiliated Fund	69,542,633	—	—	69,542,633
Securities Lending Collateral	6,811,378	—	—	6,811,378
Purchased Call Options	290,297	—	—	290,297
Total Investments	$86,479,094	$2,935,482,058	$ —	$3,021,961,152
Forward Foreign Currency Exchange Contracts	$ —	$ 76,763	$ —	$ 76,763
Futures Contracts	605,048	—	—	605,048
Total	$87,084,142	$2,935,558,821	$ —	$3,022,642,963
Liability Description
Futures Contracts	$ (7,649,558)	$ —	$ —	$ (7,649,558)
Total	$ (7,649,558)	$ —	$ —	$ (7,649,558)
60

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements — continued

Equity
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 6,390,076,387(2)	$ —	$ —	$ 6,390,076,387
Common Stocks - Venture Capital	—	—	141,760	141,760
High Social Impact Investments	—	7,860,731	—	7,860,731
Preferred Stocks - Venture Capital	—	—	445,333	445,333
Venture Capital Limited Partnership Interests	—	—	13,512,311	13,512,311
Short-Term Investments	79,778,996	—	—	79,778,996
Total Investments	$6,469,855,383	$7,860,731	$14,099,404	$6,491,815,518

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
For Balanced and Equity, Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2023 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Funds' understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Funds may earn certain fees in connection with their investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses (except for Bond), other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. For Bond, net investment income and losses, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statements of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Funds purchase assignments from lenders, they acquire direct rights against the borrower of the loan. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Funds generally have no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Unfunded Loan Commitments— The Funds may enter into certain loan agreements all or a portion of which may be unfunded. Each Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Schedules of Investments.
G  Futures Contracts— The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin
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payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
H  Forward Foreign Currency Exchange Contracts— The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
I  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. An option on a futures contract gives the holder the right to enter into a specified futures contract. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
J  Credit Default Swaps— Swap contracts are privately negotiated agreements between a Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/ moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
K  Restricted Securities— The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of each Fund's Schedule of Investments.
L  Distributions to Shareholders— Distributions to shareholders are recorded by the Funds on ex-dividend date. Distributions from net investment income are declared daily and paid monthly by Bond, quarterly by Balanced and annually by Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which
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may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
M  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
N   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
O  Federal Income Taxes— No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. Each Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
P  When-Issued Securities and Delayed Delivery Transactions— The Funds may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Funds will realize a gain or loss on investments based on the price established when the Funds entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to each Fund. The investment advisory fee is computed at the following annual rates of each respective Fund’s average daily net assets and is payable monthly:
Balanced
Average Daily Net Assets	Annual Fee Rate
Up to and including $500 million	0.410%
Over $500 million up to and including $1 billion	0.385%
Over $1 billion	0.350%
Bond
Average Daily Net Assets	Annual Fee Rate
Up to and including $1 billion	0.300%
Over $1 billion	0.290%
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Equity
Average Daily Net Assets	Annual Fee Rate
Up to and including $2 billion	0.500%
Over $2 billion up to and including $3 billion	0.425%
Over $3 billion	0.375%
For the year ended September 30, 2023, the investment advisory fee for Balanced, Bond and Equity amounted to $4,229,799, $7,755,789 and $27,002,771, respectively, or 0.39%, 0.29% and 0.42%, respectively, of each Fund's average daily net assets.
Each Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by each Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by each Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $22,790, $131,574 and $315,905 for Balanced, Bond and Equity, respectively, relating to each Fund's investment in the Liquidity Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of Equity to Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. CRM pays Atlanta Capital a portion of its investment advisory fee for sub-advisory services provided to the Fund.
CRM has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed, as a percentage of such class’s average daily net assets, the following amounts:
	Class A	Class C	Class I	Class R6
Balanced	0.93%	1.68%	0.68%	0.64%
Bond	0.73%	1.53%	0.53%	0.46%
Equity	0.99%	1.74%	0.74%	0.67%
For Balanced and Bond, the expense reimbursement agreements with CRM may be changed or terminated after January 31, 2024 and February 1, 2025, respectively. For Equity, the expense reimbursement agreement with CRM expired effective March 1, 2023. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $590,371 for Bond and no expenses were waived or reimbursed for Balanced and Equity.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Funds. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $1,287,363, $3,167,913 and $7,680,887 for Balanced, Bond and Equity, respectively.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds' principal underwriter, a distribution and service fee at a rate per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fee rates for Class A shares are as follows:
	Balanced	Bond	Equity
Class A Plan	0% up to $30 million, 0.25% over $30 million	0.20%	0.25%
Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Balanced, Bond and Equity paid or accrued for the year ended September 30, 2023 amounted to $1,759,271, $613,188 and $5,053,082, respectively, for Class A shares and $518,693, $95,808 and $1,269,615, respectively, for Class C shares.
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The Funds were informed that EVD received $94,566, $21,913 and $138,441 for Balanced, Bond and Equity, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Funds were informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2023 in the amount of $22,279, $5,179 and $50,236 for Balanced, Bond and Equity, respectively.
For the year ended September 30, 2023, the Funds were also informed that EVD received the following amounts of contingent deferred sales charges paid by Class A and Class C shareholders:
	Balanced	Bond	Equity
Class A	$3,049	$ -	$ 409
Class C	5,461	803	8,545
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $176,125, $78,640 and $325,516 for Balanced, Bond and Equity, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities and including maturities, paydowns, principal repayments on senior floating-rate loans and TBA transactions, were as follows:
	Balanced	Bond	Equity
Purchases
U.S. Government and Agency Securities	$ 408,755,350	$ 5,075,670,463	$ —
Non-U.S. Government and Agency Securities	757,451,913	944,422,514	1,238,635,306
Total Purchases	$1,166,207,263	$6,020,092,977	$1,238,635,306
Sales
U.S. Government and Agency Securities	$ 456,138,206	$ 4,836,745,996	$ —
Non-U.S. Government and Agency Securities	719,859,413	968,197,030	634,299,769
Total Sales	$1,175,997,619	$5,804,943,026	$ 634,299,769
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4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Balanced		Bond		Equity
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2023	2022	2023	2022	2023	2022
Ordinary income	$17,322,425	$24,878,937	$105,758,503	$65,619,833	$ 11,059,465	$ 15,383,698
Long-term capital gains	$19,789,974	$70,126,785	$ —	$26,045,148	$172,682,470	$207,084,030
During the year ended September 30, 2023, the following amounts were reclassified due to the differences between book and tax accounting for Balanced and the use of equalization accounting for Bond and Equity. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
	Balanced	Bond	Equity
Change in:
Paid-in capital	$(5,300,255)	$ 523,728	$ 14,890,403
Distributable earnings (accumulated loss)	$ 5,300,255	$(523,728)	$(14,890,403)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
	Balanced	Bond	Equity
Undistributed ordinary income	$ —	$ —	$ 35,128,560
Undistributed long-term capital gains	—	—	70,378,070
Deferred capital losses	—	(193,365,428)	—
Post October capital losses	(95,828)	—	—
Net unrealized appreciation (depreciation)	123,928,741	(263,774,463)	2,461,737,877
Distributions payable	—	(750,897)	—
Distributable earnings (accumulated loss)	$123,832,913	$(457,890,788)	$2,567,244,507
At September 30, 2023, Bond Fund, for federal income tax purposes, had deferred capital losses of $193,365,428 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $88,070,145 are short-term and $105,295,283 are long-term.
Additionally, at September 30, 2023, Balanced Fund had a late year ordinary loss of $95,828 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
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The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2023, as determined on a federal income tax basis, were as follows:
	Balanced	Bond	Equity
Aggregate cost	$1,006,366,515	$3,285,696,649	$4,030,077,641
Gross unrealized appreciation	$ 184,293,120	$ 6,460,373	$ 2,617,536,103
Gross unrealized depreciation	(60,364,069)	(270,203,631)	(155,798,226)
Net unrealized appreciation (depreciation)	$ 123,929,051	$ (263,743,258)	$2,461,737,877
5  Financial Instruments
The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2023 is included in each Fund’s Schedule of Investments. At September 30, 2023, Balanced and Bond had sufficient cash and/or securities to cover commitments under these contracts. At September 30, 2023, there were no obligations outstanding under these financial instruments for Equity.
In the normal course of pursuing their investment objectives, Balanced and Bond are subject to the following risks:
Credit Risk: During the year ended September 30, 2023, Bond entered into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: During the year ended September 30, 2023, Balanced and Bond entered into forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates.
Interest Rate Risk: During the year ended September 30, 2023, Balanced and Bond entered into futures contracts and options on futures contracts to hedge interest rate risk and to manage duration.
Balanced and Bond enter into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2023, the Funds had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which Balanced and Bond invest are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, each Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between a Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments.
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At September 30, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
Balanced
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$ 9,356	$ —
Interest rate	Futures contracts	Distributable earnings	444,365 (1)	(903,551) (1)
Interest rate	Purchased options	Investments in securities of unaffiliated issuers, at value	46,922	—
Total			$500,643	$(903,551)
Derivatives not subject to master netting agreements			$491,287	$(903,551)
Total Derivatives subject to master netting agreements			$ 9,356	$ —

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Bond
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$ 76,763	$ —
Interest rate	Futures contracts	Accumulated loss	605,048 (1)	(7,649,558) (1)
Interest rate	Purchased options	Investments in securities of unaffiliated issuers, at value	290,297	—
Total			$972,108	$(7,649,558)
Derivatives not subject to master netting agreements			$895,345	$(7,649,558)
Total Derivatives subject to master netting agreements			$ 76,763	$ —

(1)	Only the current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Balanced and Bond's derivative assets and liabilities at fair value by risk, which are reported gross in the Statements of Assets and Liabilities, are presented in the tables above. The following tables present each Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by each Fund for such assets and pledged by each Fund for such liabilities as of September 30, 2023.
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Notes to Financial Statements — continued

Balanced
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
JPMorgan Chase Bank, N.A.	$ 8,617	$ —	$ —	$ —	$ 8,617
State Street Bank and Trust Company	739	—	—	—	739
	$9,356	$ —	$ —	$ —	$9,356

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
Bond
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Citibank, N.A.	$76,763	$ —	$ —	$ —	$76,763

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations by risk exposure for the year ended September 30, 2023 was as follows:
Balanced
Statements of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Forward foreign currency exchange contracts	$ (3,270)	$ —	$ (3,270)
Futures contracts	—	(1,044,543)	(1,044,543)
Total	$(3,270)	$(1,044,543)	$(1,047,813)
Change in unrealized appreciation (depreciation):
Investment securities(1)	$ —	$ 1,255	$ 1,255
Forward foreign currency exchange contracts	6,462	—	6,462
Futures contracts	—	(255,478)	(255,478)
Total	$ 6,462	$ (254,223)	$ (247,761)

(1)	Relates to purchased options.
69

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements — continued

Bond
Statements of Operations Caption	Credit	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Forward foreign currency exchange contracts	$ —	$ 147,696	$ —	$ 147,696
Futures contracts	—	—	(22,569,700)	(22,569,700)
Swap contracts	(507,519)	—	—	(507,519)
Total	$(507,519)	$ 147,696	$(22,569,700)	$(22,929,523)
Change in unrealized appreciation (depreciation):
Investment securities(1)	$ —	$ —	$ 7,761	$ 7,761
Forward foreign currency exchange contracts	—	(172,132)	—	(172,132)
Futures contracts	—	—	1,793,417	1,793,417
Swap contracts	25,890	—	—	25,890
Total	$ 25,890	$(172,132)	$ 1,801,178	$ 1,654,936

(1)	Relates to purchased options.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
	Balanced	Bond
Futures contracts — long	$38,182,000	$356,053,000
Futures contracts — short	$27,664,000	$ 64,344,000
Forward foreign currency exchange contracts*	$ 100,000	$ 3,655,000
Swap contracts	$ —	$ 5,942,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average number of purchased options contracts outstanding during the year ended September 30, 2023, which is indicative of the volume of this derivative type, was approximately 7 contracts and 43 contracts for Balanced and Bond, respectively.
6  Securities Lending
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Funds on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Funds and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of a Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statements of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
70

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements — continued

At September 30, 2023, the total value of securities on loan, including accrued interest, and the total value of collateral received were as follows:
	Balanced	Bond
Securities on Loan	$ 6,596,448	$ 12,594,732
Collateral Received:
Cash	3,376,530	6,811,378
U.S. government and/or agencies securities	3,343,554	6,037,112
Total Collateral Received	$6,720,084	$12,848,490
Equity did not have any securities on loan at September 30, 2023.
The following tables provide a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
Balanced	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$3,376,530	$ —	$ —	$ —	$3,376,530

Bond	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$6,811,378	$ —	$ —	$ —	$6,811,378
The carrying amounts of the liabilities for deposits for securities loaned at September 30, 2023 approximated their fair value. If measured at fair value, such liabilities would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
7  Line of Credit
The Funds participate with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time.
Balanced and Equity had no borrowings pursuant to their line of credit during the year ended September 30, 2023. Bond had no borrowings outstanding pursuant to its line of credit at September 30, 2023. Bond did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Funds renewed their line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
8  Affiliated Investments
Each Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Funds and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board. In addition, a director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
71

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements — continued

In addition to the Notes, Balanced and Bond invested in issuers that may be deemed to be affiliated. Also, a Fund may invest in companies that are considered affiliated companies because the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares of the company, or the company is under common ownership or control with the Fund. At September 30, 2023, the value of each Fund’s investment in the Notes and affiliated companies and in issuers and funds that may be deemed to be affiliated was $22,660,225, $81,460,245 and $87,639,727 for Balanced, Bond and Equity, respectively, which represents 2.1%, 3.1% and 1.4% of net assets for Balanced, Bond and Equity, respectively. Transactions in such investments by the Funds for the year ended September 30, 2023 were as follows:
Balanced
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 3.518%, (1 mo. USD LIBOR + 0.70%), 11/15/34	$ 1,897,739	$ —	$ (1,909,000)	$ 6,296	$ 5,062	$ —	$ 2,515	$ —
Series 2017-CLS, Class E, 4.768%, (1 mo. USD LIBOR + 1.95%), 11/15/34	222,921	—	(225,000)	174	1,905	—	417	—
Series 2017-CLS, Class F, 5.418%, (1 mo. USD LIBOR + 2.60%), 11/15/34	617,087	—	(629,000)	2,094	9,819	—	1,326	—
Series 2019-BPR, Class A, 7.322%, (1 mo. SOFR + 1.992%), 5/15/36	1,124,891	—	(119,137)	—	(9,571)	996,183	69,962	1,033,838
Series 2019-BPR, Class B, 8.022%, (1 mo. SOFR + 2.692%), 5/15/36	372,310	—	—	—	(3,317)	369,152	27,427	386,000
Series 2019-BPR, Class C, 8.972%, (1 mo. SOFR + 3.642%), 5/15/36	194,852	—	—	—	(798)	194,054	16,456	205,000
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	2,321,900	—	—	—	143,825	2,465,725	37,500	2,500,000
Venture Capital Limited Partnership Interests
GEEMF Partners, L.P.(1)(2)(3)	7,561	—	—	—	(1,888)	5,673	—	—
Short-Term Investments
Liquidity Fund	24,252,378	226,029,644	(231,652,584)	—	—	18,629,438	645,406	18,629,438
Total				$ 8,564	$145,037	$22,660,225	$ 801,009

(1)	Restricted security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(3)	Non-income producing security.
Bond
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
72

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements — continued

Bond — continued
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Series 2017-CLS, Class A, 3.518%, (1 mo. USD LIBOR + 0.70%), 11/15/34	$ 22,340,439	$ —	$ (22,473,000)	$ 63,777	$ 69,480	$ —	$ 30,050	$ —
Series 2017-CLS, Class B, 3.668%, (1 mo. USD LIBOR + 0.85%), 11/15/34	3,974,132	—	(4,000,000)	605	25,263	—	5,706	—
Series 2019-BPR, Class A, 7.322%, (1 mo. SOFR + 1.992%), 5/15/36	7,888,782	—	(831,409)	—	(71,682)	6,986,162	491,115	7,250,233
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	4,643,800	—	—	—	287,650	4,931,450	75,000	5,000,000
Short-Term Investments
Liquidity Fund	51,806,940	1,147,975,801	(1,130,240,108)	—	—	69,542,633	3,585,847	69,542,633
Total				$64,382	$310,711	$81,460,245	$4,187,718

(1)	Restricted security.
Equity
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	$ 7,402,217	$ —	$ —	$ —	$ 458,514	$ 7,860,731	$ 119,550	$ 7,970,000
Short-Term Investments
Liquidity Fund	233,925,238	1,001,631,597	(1,155,777,839)	—	—	79,778,996	8,753,050	79,778,996
Total				$ —	$458,514	$87,639,727	$8,872,600

(1)	Restricted security.
9  Capital Shares
Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
73

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements — continued

Balanced
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,329,003	$ 47,937,117	1,732,005	$ 69,060,507
Reinvestment of distributions	681,726	24,133,724	1,484,224	61,111,854
Shares redeemed	(2,289,193)	(82,901,513)	(2,150,407)	(84,257,727)
Net increase (decrease)	(278,464)	$(10,830,672)	1,065,822	$ 45,914,634
Class C
Shares sold	180,770	$ 6,264,349	284,898	$ 11,004,192
Reinvestment of distributions	41,070	1,392,463	117,092	4,681,122
Shares redeemed	(360,356)	(12,431,392)	(461,015)	(17,208,304)
Net decrease	(138,516)	$ (4,774,580)	(59,025)	$ (1,522,990)
Class I
Shares sold	986,366	$ 36,482,700	1,589,543	$ 64,656,567
Reinvestment of distributions	212,136	7,690,917	557,958	23,526,500
Shares redeemed	(1,512,469)	(55,923,965)	(3,271,411)	(129,597,871)
Net decrease	(313,967)	$(11,750,348)	(1,123,910)	$ (41,414,804)
Class R6
Shares sold	803,756	$ 29,627,300	1,374,388	$ 54,385,726
Reinvestment of distributions	65,936	2,397,546	34,453	1,383,991
Shares redeemed	(390,046)	(14,450,291)	(165,741)	(6,375,169)
Net increase	479,646	$ 17,574,555	1,243,100	$ 49,394,548
Bond
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,670,540	$ 52,346,779	4,067,951	$ 63,954,551
Reinvestment of distributions	781,930	11,125,923	736,453	11,670,199
Shares redeemed	(4,183,848)	(59,594,722)	(5,226,819)	(81,191,551)
Net increase (decrease)	268,622	$ 3,877,980	(422,415)	$ (5,566,801)
Class C
Shares sold	211,826	$ 2,996,407	65,325	$ 1,040,508
Reinvestment of distributions	20,256	286,070	20,294	321,931
Shares redeemed	(191,049)	(2,694,657)	(238,302)	(3,716,017)
Net increase (decrease)	41,033	$ 587,820	(152,683)	$ (2,353,578)
74

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements — continued

Bond — continued
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	59,654,302	$ 851,969,451	61,787,949	$ 973,724,565
Reinvestment of distributions	4,913,008	70,050,883	3,872,194	61,131,535
Shares redeemed	(46,879,852)	(667,369,088)	(47,786,437)	(743,567,826)
Net increase	17,687,458	$ 254,651,246	17,873,706	$ 291,288,274
Class R6
Shares sold	20,225,876	$ 287,740,693	20,137,570	$ 316,166,300
Reinvestment of distributions	925,369	13,175,881	654,231	10,248,941
Shares redeemed	(20,336,076)	(289,918,665)	(6,032,216)	(92,990,813)
Net increase	815,169	$ 10,997,909	14,759,585	$ 233,424,428
Equity
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,529,517	$ 174,266,162	2,165,482	$ 159,816,714
Reinvestment of distributions	903,727	60,106,902	1,039,306	81,876,572
Shares redeemed	(3,612,792)	(249,256,022)	(3,685,523)	(267,438,182)
Net decrease	(179,548)	$ (14,882,958)	(480,735)	$ (25,744,896)
Class C
Shares sold	582,224	$ 19,280,831	492,246	$ 18,319,753
Reinvestment of distributions	220,518	7,065,406	232,685	9,195,700
Shares redeemed	(800,389)	(26,701,541)	(765,053)	(27,976,820)
Net increase (decrease)	2,353	$ (355,304)	(40,122)	$ (461,367)
Class I
Shares sold	20,558,564	$ 1,672,279,996	14,355,562	$1,212,130,853
Reinvestment of distributions	1,103,770	87,264,068	1,052,347	97,994,592
Shares redeemed	(15,868,666)	(1,310,320,367)	(10,726,436)	(912,455,042)
Net increase	5,793,668	$ 449,223,697	4,681,473	$ 397,670,403
Class R6
Shares sold	4,247,058	$ 348,639,943	2,569,972	$ 220,034,805
Reinvestment of distributions	153,020	12,061,066	138,863	12,893,398
Shares redeemed	(2,243,351)	(185,644,475)	(1,678,536)	(144,926,428)
Net increase	2,156,727	$ 175,056,534	1,030,299	$ 88,001,775
75

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements — continued

10  Capital Commitments
In connection with certain venture capital and/or limited partnership investments, Balanced and Equity are committed to future capital calls, which will increase each Fund's investment in these securities. The aggregate amount of the future capital commitments totaled $68,090 and $450,506 for Balanced and Equity, respectively, at September 30, 2023. Balanced and Equity had sufficient cash and/or securities to cover these commitments.
76

Calvert
Social Investment Fund
September 30, 2023
Notes to Financial Statements — continued

Unfunded capital commitments by investment at September 30, 2023 were as follows:
Balanced
Name of Investment	Unfunded Commitment
First Analysis Private Equity Fund IV, L.P.	$ 60,000
Learn Capital Venture Partners III, L.P.	8,090
Total	$68,090
Equity
Name of Investment	Unfunded Commitment
Accion Frontier Inclusion Fund L.P.	$ 5,545
Adobe Capital Social Mezzanine I L.P.	1,006
Arborview Capital Partners L.P.	3,929
Bridges Ventures US Sustainable Growth Fund L.P.	64,936
Core Innovations Capital I L.P.	51,766
Cross Culture Ventures I L.P.	26,245
First Analysis Private Equity Fund V L.P.	18,302
Impact Ventures II L.P.	9,632
LeapFrog Financial Inclusion Fund	78,436
New Markets Education Partners L.P.	51,800
New Markets Venture Partners II L.P.	25,000
Owl Ventures L.P.	20,000
Westly Capital Partners Fund II L.P.	93,909
Total	$450,506
77

Calvert
Social Investment Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Social Investment Fund and Shareholders of Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund (the "Funds") (three of the funds constituting Calvert Social Investment Fund), including the schedules of investments, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
78

Calvert
Social Investment Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:
Balanced Fund	$ 7,673,396
Bond Fund	$ 499,728
Equity Fund	$11,059,465
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. For the Funds' fiscal 2023 ordinary income dividends, the following qualifies for the corporate dividends received deduction:
Balanced Fund	43.02%
Equity Fund	100.00%
163(j) Interest Dividends. For the fiscal year ended September 30, 2023, the Funds designate the following as a percentage of distributions from net investment income as a 163(j) interest dividend:
Balanced Fund	56.98%
Bond Fund	93.73%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2023, the following amounts or, if subsequently determined to be different, the net capital gain of such year:
Balanced Fund	$ 4,532,211
Equity Fund	$83,947,898
79

Calvert
Balanced Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
80

Calvert
Balanced Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Balanced Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its blended benchmark. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-year period ended December 31, 2022, while it had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2022. It also indicated that the Fund had outperformed its blended benchmark for the one-, three- and five-year periods ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its blended benchmark.
81

Calvert
Balanced Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specific asset levels. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
82

Calvert
Bond Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
83

Calvert
Bond Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Bond Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had outperformed the median of its peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective
84

Calvert
Bond Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specific asset level. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
85

Calvert
Equity Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
86

Calvert
Equity Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Equity Fund (the “Fund”), and the investment sub-advisory agreement with Atlanta Capital Management Company, LLC (the “Sub-Adviser”), an affiliate of CRM, including the fees payable under each agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had outperformed the median of the Fund’s peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s and Sub-Adviser’s
87

Calvert
Equity Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, provided sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specific asset levels. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement, although the Board noted that the sub-advisory fee schedule contained breakpoints. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
88

Calvert
Social Investment Fund
September 30, 2023
Liquidity Risk Management Program

Each Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. Each Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews each Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of each Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of each Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, each Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
89

Calvert
Social Investment Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Funds' current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Funds to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Funds to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 1990	Attorney. Other Directorships. Palm Management Corporation.
90

Calvert
Social Investment Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Funds because of his positions with the Funds’ adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
91

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

92

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
93

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
94

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Calvert Equity Fund - Investment Sub-Adviser
Atlanta Capital Management Company, LLC
1075 Peachtree Street, Suite 2100
Atlanta, GA 30309
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24203     9.30.23

Calvert
Focused Value Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
Focused Value Fund

Calvert
Focused Value Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, U.S. equity performance was strong. The S&P 500®, a broad measure of U.S. stocks, returned 21.62%; the blue-chip Dow Jones Industrial Average® returned 19.18%; and the tech-heavy Nasdaq Composite Index® returned 26.11%.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert Focused Value Fund (the Fund) returned 7.86% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 14.44%.
Security selections detracted most from returns relative to the Index during the period. Fund returns in nine of the 11 sectors within the Index were negative. Selections in the communication services sector weighed most on relative performance. Sector allocations also had a negative impact on performance relative to the Index. The Fund’s lack of exposure to the energy sector was especially detrimental to relative returns during the period.
Although security selections weighed on returns overall, selections in the health care sector were strong during the period. Selections in the consumer discretionary sector and an overweight exposure to the communications services sector also contributed to relative returns during the period.
On an individual stock basis, NextEra Energy, Inc., a U.S.-based electric utility, detracted from relative performance during the period. Its share price dropped after its subsidiary, NextEra Energy Partners, announced it was reducing dividend growth rate projections, largely because high interest rates were curbing growth plans.
Shares of both M&T Bank Corp. (M&T Bank) and Charles Schwab Corp. fell on widespread weakness in the financials sector triggered by the failure of multiple U.S. banks during the period. Fears over cash shortages from depositors seeking higher yields, combined with the negative effect on investment portfolios from rising interest rates heightened market fears over bank capital levels. By period-end, the Fund sold M&T Bank.
On the up side, Micron Technology, Inc., a semiconductor manufacturer, was a leading contributor. Its share price rose as fascination with artificial intelligence, or AI, grew, fueling semiconductor demand during the period. The share price of Alphabet, Inc. also rose on the strength of AI’s ascendance during the period.
Sanofi, a French pharmaceuticals company, was another leading contributor during the period. Sanofi’s share price rose after the company announced that its asthma drug, Dupixent, demonstrated effectiveness in treating COPD, a life-threatening lung disease that afflicts millions globally. Sanofi’s share price also climbed after the company separated its consumer health care and drug businesses during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Focused Value Fund
September 30, 2023
Performance

Portfolio Manager(s) Aaron S. Dunn, CFA and Bradley T. Galko, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Since Inception
Class A at NAV	04/29/2022	04/29/2022	7.86%	(1.69)%
Class A with 5.25% Maximum Sales Charge	—	—	2.21	(5.32)
Class C at NAV	04/29/2022	04/29/2022	7.10	(2.40)
Class C with 1% Maximum Deferred Sales Charge	—	—	6.10	(2.40)
Class I at NAV	04/29/2022	04/29/2022	8.25	(1.44)
Class R6 at NAV	04/29/2022	04/29/2022	8.20	(1.46)

Russell 1000® Value Index	—	—	14.44%	0.34%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	5.09%	5.84%	4.84%	4.84%
Net	0.99	1.74	0.74	0.74
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/29/2022	$9,660	N.A.
Class I, at minimum investment	$1,000,000	04/29/2022	$979,642	N.A.
Class R6, at minimum investment	$5,000,000	04/29/2022	$4,896,212	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Focused Value Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
BJ's Wholesale Club Holdings, Inc.	4.9%
American International Group, Inc.	4.9
Wells Fargo & Co.	4.6
Bristol-Myers Squibb Co.	4.6
Micron Technology, Inc.	4.4
Reinsurance Group of America, Inc.	4.3
Mid-America Apartment Communities, Inc.	4.2
NextEra Energy, Inc.	4.0
Sanofi	3.7
Zoetis, Inc.	3.7
Total	43.3%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
Focused Value Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow
Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
Focused Value Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 991.90	$4.94 **	0.99%
Class C	$1,000.00	$ 988.70	$8.67 **	1.74%
Class I	$1,000.00	$ 993.90	$3.70 **	0.74%
Class R6	$1,000.00	$ 993.90	$3.70 **	0.74%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.01 **	0.99%
Class C	$1,000.00	$1,016.34	$8.80 **	1.74%
Class I	$1,000.00	$1,021.36	$3.75 **	0.74%
Class R6	$1,000.00	$1,021.36	$3.75 **	0.74%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
Focused Value Fund
September 30, 2023
Schedule of Investments

Common Stocks — 97.6%

Security	Shares	Value
Banks — 4.6%
Wells Fargo & Co.	60,392	$ 2,467,617
		$ 2,467,617
Building Products — 3.7%
Johnson Controls International PLC	37,058	$ 1,971,856
		$ 1,971,856
Capital Markets — 5.5%
Cboe Global Markets, Inc.	10,010	$ 1,563,662
Charles Schwab Corp. (The)	24,833	1,363,332
		$ 2,926,994
Chemicals — 2.7%
FMC Corp.	21,614	$ 1,447,490
		$ 1,447,490
Consumer Staples Distribution & Retail — 6.5%
BJ's Wholesale Club Holdings, Inc.(1)	36,953	$ 2,637,336
Dollar Tree, Inc.(1)	8,090	861,180
		$ 3,498,516
Containers & Packaging — 3.4%
Ball Corp.	36,784	$ 1,831,107
		$ 1,831,107
Electric Utilities — 4.0%
NextEra Energy, Inc.	37,494	$ 2,148,031
		$ 2,148,031
Food Products — 3.2%
Hershey Co. (The)	8,515	$ 1,703,681
		$ 1,703,681
Health Care Equipment & Supplies — 3.0%
Boston Scientific Corp.(1)	30,346	$ 1,602,269
		$ 1,602,269
Health Care Providers & Services — 3.5%
Humana, Inc.	3,818	$ 1,857,533
		$ 1,857,533
Hotels, Restaurants & Leisure — 2.8%
Papa John's International, Inc.	21,788	$ 1,486,377
		$ 1,486,377
Insurance — 9.1%
American International Group, Inc.	43,168	$ 2,615,981
Security	Shares	Value
Insurance (continued)
Reinsurance Group of America, Inc.	15,797	$ 2,293,566
		$ 4,909,547
Interactive Media & Services — 3.5%
Alphabet, Inc., Class A(1)	14,437	$ 1,889,226
		$ 1,889,226
Leisure Products — 2.7%
Hasbro, Inc.	21,811	$ 1,442,580
		$ 1,442,580
Life Sciences Tools & Services — 3.5%
Thermo Fisher Scientific, Inc.	3,719	$ 1,882,446
		$ 1,882,446
Machinery — 3.5%
Westinghouse Air Brake Technologies Corp.	17,507	$ 1,860,469
		$ 1,860,469
Multi-Utilities — 3.0%
CMS Energy Corp.	29,905	$ 1,588,255
		$ 1,588,255
Pharmaceuticals — 11.9%
Bristol-Myers Squibb Co.	42,215	$ 2,450,159
Sanofi	18,450	1,981,073
Zoetis, Inc.	11,360	1,976,413
		$ 6,407,645
Professional Services — 3.2%
Robert Half, Inc.	23,395	$ 1,714,386
		$ 1,714,386
Residential REITs — 4.2%
Mid-America Apartment Communities, Inc.	17,485	$ 2,249,445
		$ 2,249,445
Semiconductors & Semiconductor Equipment — 8.0%
Micron Technology, Inc.	34,968	$ 2,378,873
Texas Instruments, Inc.	12,159	1,933,403
		$ 4,312,276
Specialty Retail — 2.1%
Lithia Motors, Inc., Class A	3,857	$ 1,139,088
		$ 1,139,088
Total Common Stocks (identified cost $53,538,501)		$52,336,834

7

Calvert
Focused Value Fund
September 30, 2023
Schedule of Investments — continued

Short-Term Investments — 2.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(2)	1,316,739	$ 1,316,739
Total Short-Term Investments (identified cost $1,316,739)		$ 1,316,739
Total Investments — 100.1% (identified cost $54,855,240)		$53,653,573
Other Assets, Less Liabilities — (0.1)%		$ (41,052)
Net Assets — 100.0%		$ 53,612,521

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.

Abbreviations:
REITs	– Real Estate Investment Trusts
8

Calvert
Focused Value Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $53,538,501)	$ 52,336,834
Investments in securities of affiliated issuers, at value (identified cost $1,316,739)	1,316,739
Receivable for capital shares sold	53
Dividends receivable	30,903
Dividends receivable - affiliated	6,007
Tax reclaims receivable	590
Trustees' deferred compensation plan	207
Total assets	$53,691,333
Liabilities
Payable to affiliates:
Investment advisory fee	$ 22,541
Administrative fee	5,450
Distribution and service fees	121
Sub-transfer agency fee	61
Trustees' deferred compensation plan	207
Other	6,404
Accrued expenses	44,028
Total liabilities	$ 78,812
Net Assets	$53,612,521
Sources of Net Assets
Paid-in capital	$ 54,915,753
Accumulated loss	(1,303,232)
Net Assets	$53,612,521
Class A Shares
Net Assets	$ 377,718
Shares Outstanding	38,738
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.75
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 10.29
Class C Shares
Net Assets	$ 57,931
Shares Outstanding	5,999
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 9.66
Class I Shares
Net Assets	$ 8,759,343
Shares Outstanding	895,987
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.78
9
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class R6 Shares
Net Assets	$ 44,417,529
Shares Outstanding	4,547,587
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.77

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
10
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $5,645)	$ 705,196
Dividend income - affiliated issuers	33,666
Total investment income	$ 738,862
Expenses
Investment advisory fee	$ 181,834
Administrative fee	43,640
Distribution and service fees:
Class A	765
Class C	501
Trustees' fees and expenses	2,551
Custodian fees	3,146
Transfer agency fees and expenses	1,665
Accounting fees	11,389
Professional fees	32,766
Offering costs	53,692
Registration fees	9,948
Reports to shareholders	88
Miscellaneous	11,059
Total expenses	$ 353,044
Waiver and/or reimbursement of expenses by affiliates	$ (82,928)
Net expenses	$ 270,116
Net investment income	$ 468,746
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (459,935)
Foreign currency transactions	1,820
Net realized loss	$ (458,115)
Change in unrealized appreciation (depreciation):
Investment securities	$ (771,338)
Foreign currency	50
Net change in unrealized appreciation (depreciation)	$ (771,288)
Net realized and unrealized loss	$(1,229,403)
Net decrease in net assets from operations	$ (760,657)
11
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30, 2023	Period Ended September 30, 2022(1)
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 468,746	$ 26,019
Net realized loss	(458,115)	(75,686)
Net change in unrealized appreciation (depreciation)	(771,288)	(430,380)
Net decrease in net assets from operations	$ (760,657)	$ (480,047)
Distributions to shareholders:
Class A	$ (343)	$ —
Class I	(8,563)	—
Class R6	(51,388)	—
Total distributions to shareholders	$ (60,294)	$ —
Capital share transactions:
Class A	$ 182,258	$ 195,523
Class C	9,308	50,000
Class I	3,737,146	5,109,792
Class R6	45,579,492	50,000
Net increase in net assets from capital share transactions	$49,508,204	$5,405,315
Net increase in net assets	$48,687,253	$4,925,268
Net Assets
At beginning of period	$ 4,925,268	$ —
At end of period	$53,612,521	$4,925,268

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
12
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 9.05	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.10	$ 0.03
Net realized and unrealized gain (loss)	0.61 (3)	(0.98)
Total income (loss) from operations	$ 0.71	$ (0.95)
Less Distributions
From net investment income	$ (0.01)	$ —
Total distributions	$(0.01)	$ —
Net asset value — End of period	$ 9.75	$ 9.05
Total Return(4)	7.86%	(9.50)% (5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 378	$ 187
Ratios (as a percentage of average daily net assets):(6)
Total expenses	1.22%	5.09% (7)
Net expenses	0.99% (8)	0.99% (7)(8)
Net investment income	1.00%	0.77% (7)
Portfolio Turnover	75%	13% (5)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Not annualized.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022).
13
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 9.02	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.02	$ 0.01
Net realized and unrealized gain (loss)	0.62 (3)	(0.99)
Total income (loss) from operations	$0.64	$ (0.98)
Net asset value — End of period	$9.66	$ 9.02
Total Return(4)	7.10%	(9.80)% (5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 58	$ 45
Ratios (as a percentage of average daily net assets):(6)
Total expenses	1.95%	5.84% (7)
Net expenses	1.74% (8)	1.75% (7)(8)
Net investment income	0.24%	0.26% (7)
Portfolio Turnover	75%	13% (5)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Not annualized.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022).
14
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 9.05	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.13	$ 0.05
Net realized and unrealized gain (loss)	0.62 (3)	(1.00)
Total income (loss) from operations	$ 0.75	$ (0.95)
Less Distributions
From net investment income	$ (0.02)	$ —
Total distributions	$ (0.02)	$ —
Net asset value — End of period	$ 9.78	$ 9.05
Total Return(4)	8.25%	(9.50)% (5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,759	$4,648
Ratios (as a percentage of average daily net assets):(6)
Total expenses	0.96%	4.83% (7)
Net expenses	0.74% (8)	0.74% (7)(8)
Net investment income	1.28%	1.27% (7)
Portfolio Turnover	75%	13% (5)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Not annualized.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022).
15
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 9.05	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.13	$ 0.05
Net realized and unrealized gain (loss)	0.61 (3)	(1.00)
Total income (loss) from operations	$ 0.74	$ (0.95)
Less Distributions
From net investment income	$ (0.02)	$ —
Total distributions	$ (0.02)	$ —
Net asset value — End of period	$ 9.77	$ 9.05
Total Return(4)	8.20%	(9.50)% (5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,418	$ 45
Ratios (as a percentage of average daily net assets):(6)
Total expenses	0.96%	4.84% (7)
Net expenses	0.74% (8)	0.75% (7)(8)
Net investment income	1.29%	1.26% (7)
Portfolio Turnover	75%	13% (5)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Not annualized.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022).
16
See Notes to Financial Statements.

Calvert
Focused Value Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Focused Value Fund (the Fund) is a diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is total return.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors.  Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
17

Calvert
Focused Value Fund
September 30, 2023
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 1,889,226	$ —	$ —	$ 1,889,226
Consumer Discretionary	4,068,045	—	—	4,068,045
Consumer Staples	5,202,197	—	—	5,202,197
Financials	10,304,158	—	—	10,304,158
Health Care	9,768,820	1,981,073	—	11,749,893
Industrials	5,546,711	—	—	5,546,711
Information Technology	4,312,276	—	—	4,312,276
Materials	3,278,597	—	—	3,278,597
Real Estate	2,249,445	—	—	2,249,445
Utilities	3,736,286	—	—	3,736,286
Total Common Stocks	$50,355,761	$1,981,073 (1)	$ —	$52,336,834
Short-Term Investments	$ 1,316,739	$ —	$ —	$ 1,316,739
Total Investments	$51,672,500	$1,981,073	$ —	$53,653,573

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service
18

Calvert
Focused Value Fund
September 30, 2023
Notes to Financial Statements — continued

providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
I  Offering Costs— Offering costs incurred in connection with the initial offering of the Fund’s shares are amortized on a straight-line basis over twelve months from commencement of operations of the Fund. Unamortized offering costs, if any, are reflected as deferred offering costs on the Statement of Assets and Liabilities.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.50% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $181,834.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $1,010 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.99%, 1.74%, 0.74% and 0.74% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $81,918.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $43,640.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts.The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $765 and $501 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $390 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $1,030 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
19

Calvert
Focused Value Fund
September 30, 2023
Notes to Financial Statements — continued

3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $75,508,112 and $26,828,216, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the year ended September 30, 2023 was as follows:
Year Ended September 30,
2023
Ordinary income	$60,294
During the year ended September 30, 2023, accumulated loss was increased by $2,234 and paid-in capital was increased by $2,234 due to the Fund's use of equalization accounting and non-deductible expenses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 433,670
Deferred capital losses	(282,949)
Net unrealized depreciation	(1,453,953)
Accumulated loss	$(1,303,232)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $282,949 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $223,564 are short-term and $59,385 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$55,107,525
Gross unrealized appreciation	$ 2,167,552
Gross unrealized depreciation	(3,621,504)
Net unrealized depreciation	$ (1,453,952)
5  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
20

Calvert
Focused Value Fund
September 30, 2023
Notes to Financial Statements — continued

The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
6  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $1,316,739, which represents 2.5% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$23,139	$34,086,187	$(32,792,587)	$ —	$ —	$1,316,739	$33,666	1,316,739
7  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares were as follows:
	Year Ended September 30, 2023		Period Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,774	$ 221,842	21,133	$ 200,046
Reinvestment of distributions	35	340	—	—
Shares redeemed	(3,710)	(39,924)	(494)	(4,523)
Net increase	18,099	$ 182,258	20,639	$ 195,523
Class C
Shares sold	999	$ 9,308	5,000	$ 50,000
Net increase	999	$ 9,308	5,000	$ 50,000
Class I
Shares sold	391,732	$ 3,898,679	513,404	$ 5,109,792
Reinvestment of distributions	876	8,563	—	—
Shares redeemed	(10,025)	(170,096)	—	—
Net increase	382,583	$ 3,737,146	513,404	$5,109,792
Class R6
Shares sold	4,565,879	$ 45,817,101	5,000	$ 50,000
Reinvestment of distributions	5,265	51,388	—	—
Shares redeemed	(28,557)	(288,997)	—	—
Net increase	4,542,587	$45,579,492	5,000	$ 50,000

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
At September 30, 2023, Calvert Growth Allocation Fund, Calvert Moderate Allocation Fund and Calvert Conservative Allocation Fund owned in the aggregate 82.8% of the value of the outstanding shares of the Fund and EVM owned 9.1% of the value of the outstanding shares of the Fund.
21

Calvert
Focused Value Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Social Investment Fund and Shareholders of Calvert Focused Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Focused Value Fund (the “Fund”) (one of the funds constituting Calvert Social Investment Fund), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended,  the statements of changes in net assets and the financial highlights for the year ended September 30, 2023 and for the period from April 29, 2022 (commencement of operations) to September 30, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended September 30, 2023 and for the period from April 29, 2022 (commencement of operations) to September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
22

Calvert
Focused Value Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $630,116, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
23

Calvert
Focused Value Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
24

Calvert
Focused Value Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Focused Value Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-year period ended April 30, 2023. This performance data indicated that the Fund had underperformed the median of its peer universe and its benchmark index for the one-year period ended April 30, 2023. The Board took into account management’s discussion of the Fund’s performance since inception. Based upon its review, the Board concluded that the Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies and that the Adviser’s investment strategies are appropriate for pursing the Fund’s investment objective.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective
25

Calvert
Focused Value Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
26

Calvert
Focused Value Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
27

Calvert
Focused Value Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 1990	Attorney. Other Directorships. Palm Management Corporation.
28

Calvert
Focused Value Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
29

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

30

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
31

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
32

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
41356     9.30.23

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) – (d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2022 and September 30, 2023 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/22	%*	9/30/23	%*
Audit Fees	$211,500	0%	$233,400	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$0	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$211,500	0%	$233,400	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

\Fiscal Year ended 9/30/22			Fiscal Year ended 9/30/23
$	%	*	$		%	*
$0	0%			$0	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
.(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Theodore H. Eliopoulos
Theodore H. Eliopoulos
President

Date: November 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: November 22, 2023

By:	/s/ Theodore H. Eliopoulos
Theodore H. Eliopoulos
President

Date: November 22, 2023